--------------------------------------------------------------------------------
MARCH 5, 2001 PROSPECTUS
--------------------------------------------------------------------------------

SUNAMERICA STYLE SELECT SERIES(R)


            o LARGE-CAP GROWTH PORTFOLIO
            o MID-CAP GROWTH PORTFOLIO
            o MULTI-CAP GROWTH PORTFOLIO
            o LARGE-CAP VALUE PORTFOLIO
            o VALUE PORTFOLIO
            o SMALL-CAP VALUE PORTFOLIO
            o FOCUSED GROWTH PORTFOLIO
            o FOCUSED TECHNET PORTFOLIO
            o FOCUSED GROWTH AND INCOME PORTFOLIO
            o FOCUSED VALUE PORTFOLIO
            o INTERNATIONAL EQUITY PORTFOLIO


The Securities and Exchange Commission has
not   approved   or   disapproved    these
securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                 [GRAPHIC OMITTED] SUNAMERICA
                                                                   MUTUAL FUNDS

TABLE OF CONTENTS
----------------------------================------------------------------------

FUND HIGHLIGHTS ....................................................    2

SHAREHOLDER ACCOUNT INFORMATION ....................................   21

MORE INFORMATION ABOUT THE PORTFOLIOS ..............................   28

     INVESTMENT STRATEGIES .........................................   28

     GLOSSARY ......................................................   32

         INVESTMENT TERMINOLOGY ....................................   32

         RISK TERMINOLOGY ..........................................   33

FUND MANAGEMENT ....................................................   34

INFORMATION ABOUT ADVISERS .........................................   35


FINANCIAL HIGHLIGHTS ...............................................   45









                                                 [GRAPHIC OMITTED] SUNAMERICA
                                                                   MUTUAL FUNDS

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

A "STYLE-BASED" Portfolio follows a strict investment approach based either on a "value" or a "growth" philosophy and on market capitalization.

A "STYLIZED" Portfolio may engage in value or growth investing, in any proportion or combination.


When deemed appropriate by an Adviser, a Port-folio may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

A FOCUS strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each FOCUSED GROWTH PORTFOLIO Adviser, FOCUSED TECHNET PORTFOLIO Adviser and FOCUSED VALUE PORTFOLIO Adviser will invest in up to ten securities, while each FOCUSED GROWTH AND INCOME PORTFOLIO Adviser may invest in up to 30 securities. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Portfolio.

The "GROWTH" ORIENTED philosophy to which the Large-Cap Growth, Mid-Cap Growth, Multi-Cap Growth, Focused Growth and Focused TechNet Portfolios subscribe, and to which the Focused Growth and Income and International Equity Portfolios partly subscribe-that of investing in securities believed to offer the potential for long-term growth of capital focuses on securities considered to have a historical record of above-average growth rate; to have significant growth potential; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The "VALUE" ORIENTED philosophy to which the Large-Cap Value, Value, Small-Cap Value and Focused Value Portfolios subscribe, and to which the Focused Growth and Income and International Equity Portfolios partly subscribe-that of investing in securities believed to be undervalued in the market-reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

The strategy of "INTERNATIONAL" INVESTING that the International Equity Portfolio follows involves investing in at least three countries outside of the United States, and may incorporate, in any combination, elements of value investing, growth investing, and country allocation.

"COUNTRY ALLOCATION" is an investment strategy by which an Adviser purchases securities based on research involving investment opportunities in particular countries or regions, as opposed to opportunities in particular industries or types of stocks. This research may include, but is not limited to, data and forecasts about general regional economic strength, political and economic stability, and valuation of currency.


MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

--------------------------------------------------------------------------------
Q&A The following questions and answers are designed to give you an overview of SunAmerica Style Select Series, Inc. (the "Fund"), and to provide you with information about the Fund's separate Portfolios and their investment goals, principal investment strategies, and principal investment techniques. Each goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is pro- vided in chart form, under "More Information About the Portfolios," which starts on page 28, and the glossary that follows on page 32.

Q: WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND
   TECHNIQUES?

A:
                                  STYLE-BASED PORTFOLIOS

                             Principal                        Principal
                Investment  Investment                       Investment
   Fund            Goal      Strategy                        Techniques
   ----          ---------  ----------                       ----------
LARGE-CAP        long-term   growth         active trading of equity securities selected on the basis
GROWTH           growth of                  of growth criteria, issued by large-cap companies
PORTFOLIO        capital

MID-CAP          long-term   growth         active trading of equity securities selected on the basis
GROWTH           growth of                  of growth criteria, issued by mid-cap companies
PORTFOLIO        capital

MULTI-CAP        long-term   growth         active trading of equity securities selected on the basis
GROWTH           growth of                  of growth criteria, issued by companies of any market
PORTFOLIO*       capital                    capitalization

LARGE-CAP        long-term   value          active trading of equity securities selected on the basis
VALUE PORTFOLIO  growth of                  of value criteria, issued by large-cap companies
                 capital

VALUE PORTFOLIO  long-term   value          active trading of equity securities selected on the basis
                 growth of                  of value criteria, issued by large-cap or mid-cap
                 capital                    companies
SMALL CAP        long-term   value          active trading of equity securities selected on the basis
VALUE PORTFOLIO  growth of                  of value criteria, issued by small-cap companies
                 capital
                                                    STYLIZED PORTFOLIOS

FOCUSED GROWTH   long-term   growth and     active trading of equity securities selected on the basis
PORTFOLIO**      growth of   focus          of growth criteria, without regard to market
                 capital                    capitalization

FOCUSED          long-term   growth and     active trading of equity securities of companies that
TECHNET          growth of   focus          demonstrate the potential for long-term growth of
PORTFOLIO        capital                    capital and that the Advisers believe will benefit
                                            significantly from technological advances or
                                            improvements, without regard to market capitalization

FOCUSED          long-term   growth, value  active trading of equity securities selected to achieve a
GROWTH AND       growth of   and focus      blend of  growth  companies,  value companies  and
INCOME           capital                    and  companies  that the  Advisers  believe  have elements of
PORTFOLIO        income                     current growth and value, issued by large-cap companies.
                 and current                Each Adviser may emphasize either a growth
                 income                     orientation or a value orientation at any particular
                                            time.

FOCUSED VALUE    long-term   value and      active trading of equity securities selected on the basis
PORTFOLIO        growth of   focus          of value criteria, without regard to market
                 capital                    capitalization

INTERNATIONAL    long-term   international  active trading of equity securities and other securities
EQUITY           growth of                  with equity characteristics of non-U.S. issuers located
PORTFOLIO        capital                    in at least three countries other than the U.S. and
                                            selected without regard to market capitalization at the
                                            time of purchase

 * Previously named the Aggressive Growth Portfolio.
** Previously named the Focus Portfolio.

================================================================================

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FOCUSED TECHNET PORTFOLIO'S PRINCIPAL INVESTMENT TECHNIQUES
The Portfolio will invest in up to thirty companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Technology companies include companies in many industries that rely extensively on technology in their product development or operations, are expected to benefit from techno- logical advances and improvements, or may be experiencing growth in sales and earnings driven by technology related research, products or services.

The broad industry categories in which technology companies may be found include computer software and hardware, network and capital broadcasting, internet and internet-related businesses, the development, production, sale, and distribution of goods or services used in the broadcast and media industries, communications services or equipment, the design, manufacture, or sale of electric components, defense and data storage and retrieval, healthcare and biotechnology. The relative size of the Portfolio's investment within these industries will vary from time to time, and at times, one of these industries may not be represented in the Portfolio's holdings.


Under normal market conditions, all of the Portfolio's holdings will be in technology companies. Among these, the Portfolio will significantly invest in internet and internet-related businesses. These companies include e-commerce enterprises as well as those that develop services and products for the internet. The Advisers may rotate the Portfolio's holdings out of internet or internet-related companies for temporary defensive purposes or if market conditions warrant.


MARKET CAPITALIZATION RANGES

Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The Portfolios' market capitalization ranges will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.4 billion or less for the Small-Cap category; between $1.4 billion and $9.9 billion for the Mid-Cap category; and $9.9 billion or more for the Large-Cap category. Under normal circumstances, at least 65% of the total assets of each Style-based Portfolio will be invested in companies with market capitalizations within the Portfolio's applicable range. The median market capitalization of the companies within each Portfolio will fall within its applicable range.


Q: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?


A: The following section describes the principal risks of each Portfolio, while the chart on page 28 describes various additional risks.


RISKS OF INVESTING IN EQUITY SECURITIES
All of the Portfolios invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform well under circum-stances in which "value" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

RISKS OF NON-DIVERSIFICATION

Each Portfolio is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.


RISKS OF INVESTING IN TECHNOLOGY COMPANIES
Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short prod- uct cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technol- ogy. As a result, the Portfolio's returns may be considerably more volatile than a fund that does not invest in technology companies.

ADDITIONAL PRINCIPAL RISKS
Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank or SunAmerica or SunAmerica's affili- ates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfo- lio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.


ADDITIONAL RISKS SPECIFIC TO THE MULTI-CAP GROWTH PORTFOLIO, SMALL-CAP VALUE PORTFOLIO AND FOCUSED TECHNET PORTFOLIO

Stocks of smaller companies may be more volatile than, and not as readily marketable as, those of larger companies. These Portfolios may be riskier than the Large-Cap Growth, Focused Growth and Income or Large-Cap Value Portfolios.

ADDITIONAL RISKS SPECIFIC TO THE INTERNATIONAL EQUITY PORTFOLIO

While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information for the Focused TechNet Portfolio is not shown because it has not been in existence for a full calendar year.


LARGE-CAP GROWTH PORTFOLIO  (CLASS B)

[Figures below represent bar chart in printed piece]

1998      29.80%
1999      32.68%
2000     -16.68%


During the period shown in the bar chart, the highest return for a quarter was 25.56% (quarter ended 12/31/99) and the lowest return for a quarter was -17.17% (quarter ended 12/31/00).

Average Annual Total Returns
(as of the calendar year                               Past One    Return Since
ended December 31, 2000)                                 Year      Inception****
Large-Cap Growth Portfolio*                  Class A    -20.99%        9.46%
                                             Class B    -20.84%       10.00%
                                            Class II    -18.34%       10.40%
Russell 1000 Index**                                     -8.86%       10.30%
Morningstar Large-Cap Growth Category***                -13.92%       16.73%


   * Includes sales charges.


  ** The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approx-imately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitaliza- tion was approximately $9.9 billion; the median market capitalization was approximately $3.7 billion. The smallest company in the index had an approximate market capitalization of $1,404.7 million. The index does not include any sales charges or fees.


 *** Developed  by  Morningstar,   the  Morningstar  Large-Cap  Growth  Category
     currently reflects a group of 223 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

**** Class A, B and C shares commenced offering on October 15, 1997. On December
     1, 1998, the Class C shares were redesignated Class II shares.

MID-CAP GROWTH PORTFOLIO  (CLASS B)

[Figures below represent bar chart in printed piece]

1997      13.29%
1998      21.33%
1999      37.43%
2000      -4.48%


During the period shown in the bar chart, the highest return for a quarter was 29.91% (quarter ended 12/31/99) and the lowest return for a quarter was -18.25% (quarter ended 9/30/98).


Average Annual Total Returns
(as of the calendar year                           Past One     Class A and Class B         Class II
ended December 31, 2000)                             Year         Since Inception      Since Inception****
Mid-Cap Growth Portfolio*                 Class A   -9.45%            14.13%                   --
                                          Class B   -9.26%            14.74%                   --
                                         Class II   -6.38%              --                   17.45%
Russell Mid-Cap Growth Index**                     -11.75%            16.96%                 18.04%
Morningstar Mid-Cap Growth Category***              -7.23%            19.68%                 21.97%


   * Includes sales charges.


** Russell Midcap Growth(TM) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.7 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $10.3 billion.

 *** Developed by Morningstar, the Morningstar Mid-Cap Growth Category currently reflects a group of 173 mutual funds that have port-folios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

**** Class A and B shares commenced offering on November 19, 1996. Class C shares, which were redesignated Class II shares on December 1, 1998, commenced offering on March 6, 1997.

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FUND HIGHLIGHTS
--------------------------------------------------------------------------------



MULTI-CAP GROWTH PORTFOLIO  (CLASS B)


[Figures below represent bar chart in printed piece]

1997      23.87%
1998      30.58%
1999      71.51%
2000     -15.90%


During the period shown in the bar chart, the highest return for a quarter was 50.19% (quarter ended 12/31/99) and the lowest return for a quarter was -20.90% (quarter ended 12/31/00).

Average Annual Total Returns
(as of the calendar year                                 Past One       Class A and Class B       Class II
ended December 31, 2000)                                   Year           Since Inception    Since Inception****
Multi-Cap Growth Portfolio*                     Class A   -20.25%             22.82%                 --
                                                Class B   -20.11%             23.54%                 --
                                               Class II   -17.59%               --                 23.29%

Russell 2500 Growth Index**                               -16.09%             11.35%               12.44%
Morningstar Aggressive Growth Category***                   3.10%             17.17%               18.89%


   * Includes sales charges.


** The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.


*** Developed by Morningstar, the Morningstar Aggressive Growth Category currently reflects a group of 123 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

**** Class A and B shares commenced offering on November 19, 1996. Class C shares, which were redesignated Class II shares on Decem- ber 1, 1998, commenced offering on March 6, 1997.

================================================================================


--------------------------------------------------------------------------------

LARGE-CAP VALUE PORTFOLIO  (CLASS B)

[Figures below represent bar chart in printed piece]

1998      8.06%
1999      7.29%
2000     12.79%


During the period shown in the bar chart, the highest return for a quarter was 14.88% (quarter ended 12/31/98) and the lowest return for a quarter was -13.83% (quarter ended 9/30/98).

Average Annual Total Returns
(as of the calendar year                                      Past One        Return Since
ended December 31, 2000)                                        Year          Inception****
Large-Cap Value Portfolio*                        Class A       7.02%             6.70%
                                                  Class B       7.79%             7.18%
                                                 Class II      10.65%             7.66%
Russell 1000 Value Index**                                      7.02%            11.90%
Morningstar Large-Cap Value Category***                         5.32%             9.42%


   * Includes sales charges.


  ** The Russell  1000(R) Value Index measures the  performance of those Russell
     1000 companies with lower price-to-book ratios and lower forecasted growth values.


 *** Developed  by  Morningstar,   the  Morningstar   Large-Cap  Value  Category
     currently reflects a group of 263 mutual funds that have port-folios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

**** Class A, B and C shares commenced offering on October 15, 1997. On December
     1, 1998, the Class C shares were redesignated Class II shares.

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FUND HIGHLIGHTS
--------------------------------------------------------------------------------

VALUE PORTFOLIO  (CLASS B)

[Figures below represent bar chart in printed piece]

1997      28.67%
1998      -0.57%
1999       8.44%
2000       9.47%


During the period shown in the bar chart, the highest return for a quarter was 16.51% (quarter ended 12/31/98) and the lowest return for a quarter was -18.66% (quarter ended 9/30/98).

Average Annual Total Returns
(as of the calendar year                                 Past One       Class A and Class B       Class II
ended December 31, 2000)                                   Year           Since Inception    Since Inception****
Value Portfolio*                                Class A    3.91%              10.36%                 --
                                                Class B    4.47%              10.91%                 --
                                               Class II    7.44%                --                  9.53%
Russell Midcap Value Index**                              19.18%              13.45%               13.10%
Morningstar Mid-Cap Value Category***                     16.38%              13.29%               12.92%


   * Includes sales charges.


** The Russell Midcap(TM) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


*** Developed by Morningstar, the Morningstar Mid-Cap Value Category currently reflects a group of 141 mutual funds that have portfo-lios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

**** Class A and B shares commenced offering on November 19, 1996. Class C shares, which were redesignated Class II shares on Decem- ber 1, 1998, commenced offering on March 6, 1997.

================================================================================


--------------------------------------------------------------------------------

SMALL-CAP VALUE PORTFOLIO  (CLASS B)

[Figures below represent bar chart in printed piece]

1998      -7.41%
1999       5.73%
2000      22.41%


During the period shown in the bar chart, the highest return for a quarter was 20.44% (quarter ended 6/30/99) and the lowest return for a quarter was -19.98% (quarter ended 9/30/98).


Average Annual Total Returns
(as of the calendar year                               Past One    Return Since
ended December 31, 2000)                                 Year      Inception****
Small-Cap Value Portfolio*                  Class A     16.13%         4.43%
                                            Class B     17.41%         4.83%
                                           Class II     20.27%         5.36%
Russell 2000 Value Index**                              22.80%         5.45%
Morningstar Small-Cap Value Category***                 17.27%         4.56%


   * Includes sales charges.

  ** The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest companies out of the 3,000 largest U.S. companies with lower growth rates and price-to-book ratios.

 *** Developed  by  Morningstar,   the  Morningstar   Small-Cap  Value  Category
     currently reflects a group of 180 mutual funds that have port-folios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

**** Class A, B and C shares commenced offering on October 15, 1997. On December
     1, 1998, the Class C shares were redesignated Class II shares.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED GROWTH PORTFOLIO  (CLASS B)


[Figures below represent bar chart in printed piece]

1999      57.63%
2000     -19.61%


During the period shown in the bar chart, the highest return for a quarter ended was 31.61% (quarter ended 12/31/99) and the lowest return for a quarter was -16.71% (quarter ended 12/31/00).

Average Annual Total Returns
(as of the calendar year                                      Past One        Return Since
ended December 31, 2000)                                        Year          Inception****
Focused Growth Portfolio*                         Class A       -23.73%           16.34%
                                                  Class B       -23.63%           17.37%
                                                 Class II       -21.21%           17.81%
S&P 500 Index**                                                 -10.17%            6.79%
Morningstar Large-Cap Growth Category***                        -13.92%           12.35%


   * Includes sales charges.


  ** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.


 *** Developed  by  Morningstar,   the  Morningstar  Large-Cap  Growth  Category
     currently reflects a group of 223 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

**** Class A, B and II shares commenced offering on June 8, 1998.

================================================================================


--------------------------------------------------------------------------------

FOCUSED GROWTH AND INCOME PORTFOLIO  (CLASS B)


[Figures below represent bar chart in printed piece]

1998      12.38%
1999      57.18%
2000     -16.71%


During the period shown in the bar chart, the highest return for a quarter was 45.62%% (quarter ended 12/31/99) and the lowest return for a quarter was -17.03% (quarter ended 12/31/00).


Average Annual Total Returns
(as of the calendar year                           Past One       Return Since
ended December 31, 2000)                             Year        Inception****
Focused Growth and Income Portfolio*
                                       Class A      -20.96%          11.81%
                                       Class B      -20.88%          12.43%
                                       Class II     -18.38%          12.77%

S&P 500 Index**                                     -10.17%          10.24%
Morningstar Large-Cap Blend Category***              -7.17%          11.70%





    * Includes sales charges.

   ** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

  *** Developed  by  Morningstar,   the  Morningstar  Large-Cap  Blend  Category
      currently reflects a group of 429 mutual funds that have port-folios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

 **** Class B shares commenced offering on October 15, 1997.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


FOCUSED VALUE PORTFOLIO  (CLASS B)


[Figures below represent bar chart in printed piece]

2000      30.47%


During the period shown in the bar chart, the highest return for a quarter was 12.94% (quarter ended 12/31/00) and the lowest return for a quarter was 2.83% (quarter ended 6/30/00).


Average Annual Total Returns
(as of the calendar year                                Past One   Return Since
ended December 31, 2000)                                  Year     Inception****
Large-Cap Value Portfolio*                  Class A      23.65%       25.35%
                                            Class B      25.47%       27.81%
                                           Class II      28.17%       29.97%
Russell 1000 Value Index**                                7.02%        5.71%
Morningstar Large-Cap Value Category***                   5.32%        6.79%


   * Includes sales charges.


  ** The Russell  1000(R) Value Index measures the  performance of those Russell
     1000 companies with lower price-to-book ratios and lower forecasted growth values.


 *** Developed  by  Morningstar,   the  Morningstar   Large-Cap  Value  Category
     currently reflects a group of 263 mutual funds that have port-folios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.


**** Class A, B and II shares commenced offering on November 1, 1999.

================================================================================


--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO  (CLASS B)

[Figures below represent bar chart in printed piece]

1997      -3.47%
1998       9.60%
1999      32.67%
2000     -20.60%


During the period shown in the bar chart, the highest return for a quarter was 28.03% (quarter ended 12/31/99) and the lowest return for a quarter was -16.47% (quarter ended 9/30/98).


Average Annual Total Returns
(as of the calendar year                                 Past One       Class A and Class B       Class II
ended December 31, 2000)                                   Year           Since Inception    Since Inception****
International Equity Portfolio*               Class A     -24.65%              1.99%                 --
                                              Class B     -24.57%              2.32%                 --
                                             Class II     -22.18%               --                  2.50%
MSCI EAFE Index**                                         -13.95%              7.20%                8.58%
Morningstar Foreign Stock Category***                     -15.69%              9.51%                9.66%


   * Includes sales charges.

  ** The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries of Europe, Australia, Asia and the Far East.

 *** Developed by Morningstar,  the Morningstar Foreign Stock Category currently reflects a group of 302 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

**** Class A and B shares commenced offering on November 19, 1996. Class C shares, which were redesignated Class II shares on Decem- ber 1, 1998, commenced offering on March 6, 1997.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Q:   WHAT ARE THE PORTFOLIOS' EXPENSES?

A: THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIOS.


                                                                       Large-Cap Growth                   Mid-Cap Growth
                                                                           Portfolio                        Portfolio
                                                                   --------------------------       --------------------------
                                                                   Class A  Class B  Class II       Class A  Class B  Class II
                                                                   -------  -------  --------       -------  -------  --------

Shareholder Fees (fees paid
directly from your investment)

   Maximum Sales Charge (Load) ..................................   5.75%    5.00%     2.00%          5.75%    5.00%    2.00%

      Maximum Sales Charge (Load) Imposed on Purchases (as a
      percentage of offering price)(1) ..........................   5.75%    None      1.00%          5.75%    None     1.00%

      Maximum Deferred Sales Charge (Load) (as a percentage of
      amount redeemed)(2) .......................................   None     5.00%     1.00%          None     5.00%    1.00%

      Maximum Sales Charge (Load) Imposed on Reinvested

      Dividends .................................................   None     None      None           None     None     None

      Redemption Fee(3) .........................................   None     None      None           None     None     None

      Exchange Fee ..............................................   None     None      None           None     None     None

      Maximum Account Fee .......................................   None     None      None           None     None     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

   Management Fees ..............................................   1.00%    1.00%     1.00%          1.00%    1.00%    1.00%

   Distribution (and/or Service) (12b-1) Fees(4) ................   0.35%    1.00%     1.00%          0.35%    1.00%    1.00%

   Other Expenses ...............................................   0.43%    0.43%     0.43%          0.43%    0.43%    0.43%

Total Annual Fund Operating Expenses ............................   1.78%    2.43%     2.43%          1.78%    2.43%    2.43%
                                                                   =====    =====     =====          =====    =====    =====

Expense Reimbursement ...........................................     --       --        --             --       --       --

Net Expenses(5) .................................................   1.78%    2.43%     2.43%          1.78%    2.43%    2.43%



(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.


(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 21 for more information on the CDSCs.


(3) A $15.00 fee may be  imposed on wire and  overnight  mail  redemptions.

(4) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratio set forth above. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

================================================================================


--------------------------------------------------------------------------------



      Multi-Cap Growth                  Large-Cap Value
         Portfolio                         Portfolio
 --------------------------       ---------------------------
 Class A  Class B  Class II       Class A  Class  B  Class II
 -------  -------  --------       -------  --------  --------




  5.75%    5.00%     2.00%         5.75%     5.00%     2.00%


  5.75%    None      1.00%         5.75%     None      1.00%


  None     5.00%     1.00%         None      5.00%     1.00%


  None     None      None          None      None      None

  None     None      None          None      None      None

  None     None      None          None      None      None

  None     None      None          None      None      None




  1.00%    1.00%     1.00%         1.00%     1.00%     1.00%

  0.35%    1.00%     1.00%         0.35%     1.00%     1.00%

  0.43%    0.43%     0.43%         0.63%     0.60%     0.68%

  1.78%    2.43%     2.43%         1.98%     2.60%     2.68%
 =====    =====     =====          =====    =====     =====

    --       --        --          0.20%     0.17%     0.25%

  1.78%    2.43%     2.43%         1.78%     2.43%     2.43%

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                             Small-Cap
                                                                         Value Portfolio                  Value Portfolio
                                                                   --------------------------       --------------------------
                                                                   Class A  Class B  Class II       Class A  Class B  Class II
                                                                   -------  -------  --------       -------  -------  --------
Shareholder Fees (fees paid
directly from your investment)

   Maximum Sales Charge (Load) ..................................   5.75%    5.00%     2.00%          5.75%    5.00%    2.00%

   Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)(1) .............................   5.75%    None      1.00%          5.75%    None     1.00%

   Maximum Deferred Sales Charge (Load) (as a percentage of
   amount redeemed)(2) ..........................................   None     5.00%     1.00%          None     5.00%    1.00%

   Maximum Sales Charge (Load) Imposed on Reinvested

   Dividends ....................................................   None     None      None           None     None     None

   Redemption Fee(3) ............................................   None     None      None           None     None     None

   Exchange Fee .................................................   None     None      None           None     None     None

   Maximum Account Fee ..........................................   None     None      None           None     None     None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

   Management Fees ..............................................   1.00%    1.00%     1.00%          1.00%    1.00%    1.00%

   Distribution (12b-1) Fees(4) .................................   0.35%    1.00%     1.00%          0.35%    1.00%    1.00%

   Other Expenses ...............................................   0.52%    0.50%     0.54%          0.68%    0.68%    0.74%
                                                                   -----    -----     -----          -----    -----    -----

Total Annual Fund Operating Expenses ............................   1.87%    2.50%     2.54%          2.03%    2.68%    2.74%
                                                                   =====    =====     =====          =====    =====    =====

Expense Reimbursement ...........................................   0.09%    0.07%     0.11%          0.25%    0.25%    0.31%

Net Expenses(5) .................................................   1.78%    2.43%     2.43%          1.78%    2.43%    2.43%



(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.


(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 21 for more information on the CDSCs.


(3) A $15.00 fee may be  imposed on wire and  overnight  mail  redemptions.

(4) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratio set forth above. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

                                                                       Focused Growth
 Focused Growth Portfolio        Focused TechNet Portfolio          and Income Portfolio           Focused Value Portfolio
--------------------------       --------------------------      --------------------------      ---------------------------
Class A  Class B  Class II       Class A  Class B  Class II      Class A  Class B  Class II      Class A  Class B  Class II
-------  -------  --------       -------  -------  --------      -------  -------  --------      -------  -------  --------




 5.75%    5.00%     2.00%          5.75%   5.00%     2.00%        5.75%    5.00%     2.00%        5.75%    5.00%     2.00%


 5.75%    None      1.00%          5.75%   None      1.00%        5.75%    None      1.00%        5.75%    None      1.00%


 None     5.00%     1.00%          None    5.00%     1.00%     None        5.00%     1.00%        None     5.00%     1.00%


 None     None      None           None    None      None         None     None      None         None     None      None

 None     None      None           None    None      None         None     None      None         None     None      None

 None     None      None           None    None      None         None     None      None         None     None      None

 None     None      None           None    None      None         None     None      None         None     None      None




 0.85%    0.85%     0.85%          1.25%   1.25%     1.25%        1.00%    1.00%     1.00%        1.00%    1.00%     1.00%

 0.35%    1.00%     1.00%          0.35%   1.00%     1.00%        0.35%    1.00%     1.00%        0.35%    1.00%     1.00%

 0.39%    0.38%     0.39%          0.67%   0.68%     0.68%        0.44%    0.42%     0.45%        0.70%    0.79%     0.70%
-----    -----     -----          -----   -----     -----        -----    -----     -----        -----    -----     -----
 1.59%    2.23%     2.24%          2.27%   2.93%     2.93%        1.79%    2.42%     2.45%        2.05%    2.79%     2.70%
=====    =====     =====          =====   =====     =====        =====    =====     =====        =====    =====     =====

 0.05%    0.04%     0.04%          0.30%   0.31%     0.31%        0.34%    0.32%     0.35%        0.50%    0.59%     0.50%

 1.54%    2.19%     2.20%          1.97%   2.62%     2.62%        1.45%    2.10%     2.10%        1.55%    2.20%     2.20%


================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                   International Equity
                                                                                                         Portfolio
                                                                                                --------------------------
                                                                                                Class A  Class B  Class II
                                                                                                -------  -------  --------

Shareholder Fees (fees paid
directly from your investment)

   Maximum Sales Charge (Load) ................................................................   5.75%    5.00%    2.00%

   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1) ....   5.75%    None     1.00%

   Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)(2) ...............   None     5.00%    1.00%

   Maximum Sales Charge (Load) Imposed on Reinvested Dividends ................................   None     None     None

   Redemption Fee(3) ..........................................................................   None     None     None

   Exchange Fee ...............................................................................   None     None     None

   Maximum Account Fee ........................................................................   None     None     None

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)

   Management Fees ............................................................................   1.10%    1.10%    1.10%

   Distribution and Service (12b-1) Fees(4) ...................................................   0.35%    1.00%    1.00%

   Other Expenses(5) ..........................................................................   0.62%    0.62%    0.68%
                                                                                                 -----    -----    -----
Total Annual Portfolio Operating Expenses .....................................................   2.07%    2.72%    2.78%
                                                                                                 =====    =====    =====

Expense Reimbursement .........................................................................   0.04%    0.04%    0.10%

Net Expenses(5) ...............................................................................   2.03%    2.68%    2.68%



(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.


(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 21 for more information on the CDSCs.


(3) A $15.00 fee is imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the Total Annual Portfolio Operating Expenses ratios set forth above. SunAmerica will waive fees and reimbursements should the Total Annual Portfolio Operating Expenses be higher than estimated. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

================================================================================


--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:


                                          1 year    3 years    5 years  10 years
LARGE-CAP GROWTH PORTFOLIO
     (Class A shares) ..................   $ 745    $1,103     $1,484    $2,549
     (Class B shares)* .................   $ 746    $1,058     $1,496    $2,610
     (Class II shares) .................   $ 444    $  850     $1,383    $2,839

MID-CAP GROWTH PORTFOLIO
     (Class A shares) ..................   $ 745    $1,103     $1,484    $2,549
     (Class B shares)* .................   $ 746    $1,058     $1,496    $2,610
     (Class II shares) .................   $ 444    $  850     $1,383    $2,839

MULTI-CAP GROWTH PORTFOLIO
     (Class A shares) ..................   $ 745    $1,103     $1,484    $2,549
     (Class B shares)* .................   $ 746    $1,058     $1,496    $2,610
     (Class II shares) .................   $ 444    $  850     $1,383    $2,839

LARGE-CAP VALUE PORTFOLIO
     (Class A shares) ..................   $ 745    $1,103     $1,484    $2,549
     (Class B shares)* .................   $ 746    $1,058     $1,496    $2,610
     (Class II shares) .................   $ 444    $  850     $1,383    $2,839

VALUE PORTFOLIO
     (Class A shares) ..................   $ 745    $1,103     $1,484    $2,549
     (Class B shares)* .................   $ 746    $1,058     $1,496    $2,610
     (Class II shares) .................   $ 444    $  850     $1,383    $2,839

SMALL-CAP VALUE PORTFOLIO
     (Class A shares) ..................   $ 745    $1,103     $1,484    $2,549
     (Class B shares)* .................   $ 746    $1,058     $1,496    $2,610
     (Class II shares) .................   $ 444    $  850     $1,383    $2,839

FOCUSED GROWTH PORTFOLIO
     (Class A shares) ..................   $ 723    $1,033     $1,366    $2,304
     (Class B shares)* .................   $ 722    $  985     $1,375    $2,363
     (Class II shares) .................   $ 421    $  781     $1,268    $2,609

FOCUSED TECHNET PORTFOLIO
     (Class A shares) ..................   $ 763    $1,158     $1,576    $2,739
     (Class B shares)* .................   $ 765    $1,114     $1,590    $2,800
     (Class II shares) .................   $ 462    $  906     $1,476    $3,024

FOCUSED GROWTH AND INCOME PORTFOLIO
     (Class A shares) ..................   $ 714    $1,007     $1,322    $2,210
     (Class B shares)* .................   $ 713    $  958     $1,329    $2,269
     (Class II shares) .................   $ 411    $  751     $1,218    $2,507

FOCUSED VALUE PORTFOLIO
     (Class A shares) ..................   $ 724    $1,036     $1,371    $2,314
     (Class B shares)* .................   $ 723    $  988     $1,380    $2,373
     (Class II shares) .................   $ 421    $  781     $1,268    $2,609

INTERNATIONAL EQUITY PORTFOLIO
     (Class A shares) ..................   $ 769    $1,175     $1,605    $2,798
     (Class B shares)* .................   $ 771    $1,132     $1,620    $2,860
     (Class II shares) .................   $ 468    $  924     $1,506    $3,082

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

If you did not redeem your shares:


                                          1 year    3 years    5 years  10 years
LARGE-CAP GROWTH PORTFOLIO
     (Class A shares) ..................   $ 745    $1,103     $1,484    $2,549
     (Class B shares)* .................   $ 246    $  758     $1,296    $2,610
     (Class II shares) .................   $ 344    $  850     $1,383    $2,839

MID-CAP GROWTH PORTFOLIO
     (Class A shares) ..................   $ 745    $1,103     $1,484    $2,549
     (Class B shares)* .................   $ 246    $  758     $1,296    $2,610
     (Class II shares) .................   $ 344    $  850     $1,383    $2,839

MULTI-CAP GROWTH PORTFOLIO
     (Class A shares) ..................   $ 745    $1,103     $1,484    $2,549
     (Class B shares)* .................   $ 246    $  758     $1,296    $2,610
     (Class II shares) .................   $ 344    $  850     $1,383    $2,839

LARGE-CAP VALUE PORTFOLIO
     (Class A shares) ..................   $ 745    $1,103     $1,484    $2,549
     (Class B shares)* .................   $ 246    $  758     $1,296    $2,610
     (Class II shares) .................   $ 344    $  850     $1,383    $2,839

VALUE PORTFOLIO
     (Class A shares) ..................   $ 745    $1,103     $1,484    $2,549
     (Class B shares)* .................   $ 246    $  758     $1,296    $2,610
     (Class II shares) .................   $ 344    $  850     $1,383    $2,839

SMALL-CAP VALUE PORTFOLIO
     (Class A shares) ..................   $ 745    $1,103     $1,484    $2,549
     (Class B shares)* .................   $ 246    $  758     $1,296    $2,610
     (Class II shares) .................   $ 344    $  850     $1,383    $2,839

FOCUSED GROWTH PORTFOLIO
     (Class A shares) ..................   $ 723    $1,033     $1,366    $2,304
     (Class B shares)* .................   $ 222    $  685     $1,175    $2,363
     (Class II shares) .................   $ 321    $  781     $1,268    $2,609

FOCUSED TECHNET PORTFOLIO
     (Class A shares) ..................   $ 763    $1,158     $1,576    $2,739
     (Class B shares)* .................   $ 265    $  814     $1,390    $2,800
     (Class II shares) .................   $ 362    $  906     $1,476    $3,024

FOCUSED GROWTH AND INCOME PORTFOLIO
     (Class A shares) ..................   $ 714    $1,007     $1,322    $2,210
     (Class B shares)* .................   $ 213    $  658     $1,129    $2,269
     (Class II shares) .................   $ 311    $  751     $1,218    $2,507

FOCUSED VALUE PORTFOLIO
     (Class A shares) ..................   $ 724    $1,036     $1,371    $2,314
     (Class B shares)* .................   $ 223    $  688     $1,180    $2,373
     (Class II shares) .................   $ 321    $  781     $1,268    $2,609

INTERNATIONAL EQUITY PORTFOLIO
     (Class A shares) ..................   $ 769    $1,175     $1,605    $2,798
     (Class B shares)* .................   $ 271    $  832     $1,420    $2,860
     (Class II shares) .................   $ 368    $  924     $1,506    $3,082


-----------------------
* Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled "Share- holder Account Information" on page 21. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

================================================================================

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS

Each Portfolio offers three classes of shares through this Prospectus: Class A, Class B and Class II shares. Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial advisor can help you determine which class is right for you.

                                     CLASS A

o Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.

o Lower annual expenses than Class B or Class II shares.

                                    CLASS B

o No front-end  sales charge;  all your money goes to work for you right away.

o Higher annual expenses than Class A shares.


o Deferred sales charge on shares you sell within six years of purchase, as described below.

o Automatic conversion to Class A shares approximately eight years after purchase.


                                    CLASS II

o Front-end sales charge, as described below.

o Higher annual expenses than Class A shares.

o Deferred sales charge on shares you sell within eighteen months of purchase, as described below.

o No conversion to Class A.

CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:                    Sales Charge            Concession to Dealers
                                                 -------------------------------------------------------
                                                      % OF         % OF NET               % OF
                                                    OFFERING        AMOUNT              OFFERING
YOUR INVESTMENT                                       PRICE        INVESTED               PRICE
                                                 -------------------------------------------------------
Less than $50,000 .............................       5.75%          6.10%                5.00%
$50,000 but less than $100,000 ................       4.75%          4.99%                4.00%
$100,000 but less than $250,000 ...............       3.75%          3.90%                3.00%
$250,000 but less than $500,000 ...............       3.00%          3.09%                2.25%
$500,000 but less than $1,000,000 .............       2.10%          2.15%                1.35%
$1,000,000 or more ............................       None           None                 1.00%

INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, there is a 1% CDSC on any shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.


CLASS B: Shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:


Class B deferred charges:


Years after purchase year                      CDSC on shares being sold
     1st year                                  5.00%
     2nd year                                  4.00%
     3rd and 4th year                          3.00%
     5th year                                  2.00%
     6th year                                  1.00%
     7th year and thereafter                   None


CLASS II. Sales Charges are as follows:                    Sales Charge           Concession to Dealers
                                                 -------------------------------------------------------
                                                      % OF         % OF NET               % OF
                                                    OFFERING        AMOUNT              OFFERING
                                                      PRICE        INVESTED               PRICE
                                                 -------------------------------------------------------
                                                      1.00%          1.01%                 1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

================================================================================

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS  FOR  CERTAIN  INVESTORS.   Various  individuals  and  institutions  may
purchase. CLASS A shares without front-end sales charges, including:

       o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with the Distributor (this waiver may also apply to front-end sales charges of Class II shares)

       o participants   in  certain   retirement   plans  that  meet  applicable
         conditions,  as described in the  Statement of  Additional  Information


       o Fund Directors and other individuals, and their families, who are affiliated with any Portfolio or other SunAmerica Mutual Funds and their families


       o selling brokers and their employees and sales representatives and their families


We will generally waive the CDSC for CLASS B or CLASS II shares in the following cases:


       o within one year of the shareholder's death or becoming disabled


       o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made

       o Fund Directors and other individuals who are affiliated with any Portfolio or other SunAmerica Mutual Funds and their families


       o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)


We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with the Distributor to sell Class II shares with no front-end sales charge.

REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of Funds distributed by SunAmerica Capital Services, Inc. to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.


TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.


REINSTATEMENT PRIVILEGE. If you sell shares of a Portfolio, you may invest some or all of the proceeds in the same share class of the same Portfolio within one year without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).


DISTRIBUTION AND SERVICE (12b-1) FEES

Each class of shares of each  Portfolio has its own 12b-1 plan that provides for
distribution   and  account   maintenance  and  service  fees  (payable  to  the
Distributor) based on a percentage of average daily net assets, as follows:

                                       ACCOUNT MAINTENANCE AND
 CLASS        DISTRIBUTION FEE               SERVICE FEE
   A                0.10%                       0.25%
   B                0.75%                       0.25%
  II                0.75%                       0.25%


Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


OPENING AN ACCOUNT

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for the Portfolios are as follows:
         o non-retirement account: $500
         o retirement account: $250
         o dollar cost averaging: $500 to open; you must invest at least $25 a month

     The minimum subsequent investments for the Portfolios are as follows:
         o non-retirement account: $100
         o retirement account: $25


3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.


4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

================================================================================


--------------------------------------------------------------------------------

BUYING SHARES

OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT

BY CHECK
--------------------------------------------------------------------------------



o Make out a check for the investment o Make out a check for the investment amount, pay-able to the specific amount pay-able to the specific
  Portfolio or SunAmerica Funds.             Portfolio  or   SunAmerica   Funds.
                                             Shares  cannot be purchased  with a
o Deliver the check and your completed SunAmerica Money Market Fund check. Account Application (and Supplemental
  Account Applica-tion, if applicable) o Include the stub from your Fund to your broker or financial advisor, statement or a note specifying the
  or mail them to:                           Portfolio  name,  your share class,
                                             your account number and the name(s)
  SunAmerica Fund Services, Inc.             in which the account is registered.
  Mutual Fund Operations, 3rd Floor
  The SunAmerica Center                    o Indicate the  Portfolio and account
  733 Third  Avenue                          number in the memo  section of your
  New York, New York 10017-3204              check.

o All   purchases   must   be  in  U.S.    o Deliver  the check and your stub or
  dollars. Cash will not be accepted. A      note to your  broker  or  financial
  $25.00  fee will be  charged  for all      advisor, or mail them to:
  checks  returned due to  insufficient
  funds.                                     NON-RETIREMENT ACCOUNTS:
                                             SunAmerica Fund Services, Inc.
                                             c/o NFDS
                                             P.O. Box 219373
                                             Kansas City, Missouri 64121-9373

                                             RETIREMENT ACCOUNTS:
                                             SunAmerica Fund Services, Inc.
                                             Mutual Fund Operations, 3rd Floor
                                             The SunAmerica Center
                                             733 Third Avenue
                                             New York, New York 10017-3204


BY WIRE
--------------------------------------------------------------------------------



o Deliver your completed application to    o Instruct  your  bank  to  wire  the
  your broker or  financial  advisor or      amount of your investment to:
  fax it to SunAmerica  Fund  Services,
  Inc. at 212-551-5585.                      State Street Bank & Trust Company
                                             Boston, MA
o Obtain   your   account   number   by      ABA #0110-00028
  referring  to  your  statement  or by      DDA # 99029712
  calling   your  broker  or  financial
  advisor or Shareholder/Dealer Specify the Portfolio name, your Services at 1-800-858-8850, extension share class, your Portfolio number,
  5125.                                      account  number and the  name(s) in
                                             which the  account  is  registered.
o Instruct your bank to wire the amount      Your bank may  charge a fee to wire
  of your investment to:                     funds.

  State Street Bank & Trust Company
  Boston, MA
  ABA #0110-00028
  DDA # 99029712

  Specify  the  Portfolio   name,  your
  choice  of  share  class,   your  new
  Portfolio  number and account num-ber
  and the  name(s) in which the account
  is registered. Your bank may charge a
  fee to wire funds.



TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

================================================================================

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELLING SHARES

HOW                                                               REQUIREMENTS

THROUGH YOUR BROKER OR FINANCIAL ADVISER
--------------------------------------------------------------------------------


o Accounts of any type.                    o Call  your   broker  or   financial
                                             advisor to place your order to sell
o Sales of any amount.                       shares.


BY MAIL
--------------------------------------------------------------------------------

o Accounts of any type.

o Include all signatures and any o Write a letter of instruction additional documents that may be indicating the Portfolio name, your
  required (see next page).                  share class,  your account  number,
                                             the name(s) in which the account is
o Mail the materials to:                     registered  and the dollar value or
                                             number of shares you wish to sell.
  SunAmerica Fund Services, Inc.
  Mutual Fund Operations, 3rd Floor        o Sales of $100,000  or more  require
  The SunAmerica Center                      the letter of instruction to have a
  733 Third Avenue                           signature guarantee.
  New York, New York 10017-3204
                                           o A check will  normally be mailed on
                                             the  next   business   day  to  the
                                             name(s)  and  address  in which the
                                             account is registered, or otherwise
                                             according   to   your   letter   of
                                             instruction.


BY PHONE
--------------------------------------------------------------------------------


o Most accounts.                           o Call Shareholder/Dealer Services at
                                             1-800-858-8850,    extension   5125
o Sales of less than $100,000.               between  8:30  a.m.  and 7:00  p.m.
                                             (Eastern  time)  on  most  business
                                             days.  State the  Port-folio  name,
                                             the name of the  person  requesting
                                             the  redemption,  your share class,
                                             your account number, the name(s) in
                                             which the account is registered and
                                             the  dollar   value  or  number  of
                                             shares you wish to sell.

                                           o A  check  will  be  mailed  to  the
                                             name(s)  and  address  in which the
                                             account  is  registered,  or  to  a
                                             different  address  indicated  in a
                                             written  authorization   previously
                                             provided  to the  Portfolio  by the
                                             share- holder(s) on the account.

BY WIRE
--------------------------------------------------------------------------------

o Request  by mail to sell  any  amount    o Proceeds  will normally be wired on
  (accounts of any type).                    the next  business  day.  A $15 fee
                                             will be deducted from your account.
o Request  by phone to sell  less  than
  $100,000.




TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

================================================================================


--------------------------------------------------------------------------------

SELLING SHARES IN WRITING. In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:


       o your address of record has changed within the past 30 days
       o you are selling shares worth $100,000 or more
       o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)


You can generally obtain a signature  guarantee from the following sources:

       o a broker or securities dealer
       o a federal savings, cooperative or other type of bank
       o a savings and loan or other thrift institution
       o a credit union
       o a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSCs.

EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or the Distributor receives your order before the Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or the Distributor receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Portfolio before its close of business. The Fund and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.


Each Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. However, the Focused Growth Portfolio and the Focused Growth and Income Portfolio have each made an election which requires payment of redemption proceeds in cash.

At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

================================================================================

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

EXCHANGES. You may exchange shares of a Portfolio for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."


If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares that you purchased prior to December 6, 2000 for another fund's Class B shares (which currently have a longer CDSC schedule).

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Portfolio may also refuse any exchange order without notice.


CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Share-holder/Dealer Services at 1-800-858-8850, extension 5125 for further information. You may sell or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.


MULTI-PARTY CHECKS. A Portfolio may agree to accept a "multi-party check" in payment for Portfolio shares. This is a check made payable to the investor by another party and then endorsed over to the Portfolio by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Portfolio is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.


ADDITIONAL INVESTOR SERVICES

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.


SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:

       o Make sure you have at least $5,000 worth of shares in your account.

       o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

       o Specify the payee(s) and amount(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.
       o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
       o Make sure your dividends and capital gains are being reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other funds distributed by SunAmerica Capital Services, Inc. To use:


       o Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.
       o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
       o Specify the amount(s). Each exchange must be worth at least $50.

       o Accounts  must  be  registered   identically;   otherwise  a  signature
         guarantee will be required.


       o ASSET PROTECTION PLAN (OPTIONAL). Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Portfolio. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Portfolio shares and to the value of the Portfolio shares held for the benefit of the insured persons. However, to the extent the purchased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Portfolio shares to pay the premiums for this coverage. These redemptions will not be subject to CDSCs, but will have the same tax consequences as any other Portfolio redemptions.


The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Portfolio are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age;

================================================================================


--------------------------------------------------------------------------------

coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

Anchor National is a SunAmerica company.


Please call 1-800-858-8850, extension 5660 for more information, including the cost of the Asset Protection Plan option.


RETIREMENT PLANS. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans and other pension and profit-sharing plans. Using these plans, you can invest in any SunAmerica Mutual Fund with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.


TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES


ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

       o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from your bank account)
       o after any changes of name or address of the registered owner(s)
       o in all other circumstances, quarterly or annually, depending upon the Portfolio

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Focused Growth and Income Portfolio and annually by the other Portfolios. Capital gains distributions, if any, are paid at least annually by the Portfolios.


DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SunAmerica Capital Services, Inc. or paid in cash (if more than $10). You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 to change dividend and distribution payment options.


TAXABILITY OF DIVIDENDS. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.


Dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets).

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are not a lawful permanent resident or a citizen of the U.S. or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.


By law, each Portfolio must withhold 31% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.


This section summarizes some of the consequences under current federal tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Portfolio under all applicable laws.


SMALL ACCOUNTS. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges.

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MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Each Portfolio has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Portfolio's investment approach. Following this chart is a glossary that further describes the investment and risk terminology used in the chart. Please review the glossary in conjunction with this chart.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                               LARGE-CAP                      MID-CAP
                                                GROWTH                        GROWTH
                                               PORTFOLIO                     PORTFOLIO
------------------------------------------------------------------------------------------------------
What is the Portfolio's  investment    Long-term growth of capital       Long-term growth
of capital goal?

------------------------------------------------------------------------------------------------------
What principal investment strategies   growth                            growth
does the Portfolio use to implement
its investment goal?


------------------------------------------------------------------------------------------------------
What are the Portfolio's principal     active trading of stocks of       active trading of stocks of
investment techniques?                 large-cap companies that offer    mid-cap companies that offer
                                       the potential for long-term       the potential for long-term
                                       growth of capital                 growth of capital

------------------------------------------------------------------------------------------------------
What are the Portfolio's other         o Mid-cap companies               o Small-cap companies
significant investments?               o Foreign securities              o Large-cap companies
                                                                         o Foreign securities


------------------------------------------------------------------------------------------------------
What other types of securities may     o Short-term investments          o Short-term investments
the Portfolio normally invest in as    o Defensive instruments           o Defensive instruments
part of efficient portfolio management o Options and futures             o Options and futures
or for return enhancement purposes?    o Special situations              o Special situations


------------------------------------------------------------------------------------------------------
What risks may affect the              o Stock market volatility         o Stock market volatility
Portfolio?                             o Securities selection            o Securities selection
                                       o Non-diversification             o Non-diversification
                                       o Foreign exposure                o Foreign exposure
                                       o Derivatives                     o Derivatives
                                       o Hedging                         o Hedging


-----------------------------------------------------------------------------------------------------------------------------
          MULTI-CAP                         LARGE-CAP                                                    SMALL-CAP
           GROWTH                            VALUE                           VALUE                          VALUE
         PORTFOLIO                         PORTFOLIO                       PORTFOLIO                      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
Long-term growth of capital      Long-term growth of capital   Long-term growth of capital    Long-term growth of capital

-----------------------------------------------------------------------------------------------------------------------------
growth                           value                         value                          value




-----------------------------------------------------------------------------------------------------------------------------
active trading of stocks of      active trading of stocks of   active trading of stocks of    active trading of stocks of
companies of any market          large-cap companies that      large-cap and mid-cap          small-cap  companies that offer
capitalization  that offer the   offer the potential for       companies that offer the       the potential for long-term
potential  for  long-term        long-term growth of capital   potential for long-term        growth of capital
growth of capital                                              growth of capital

-----------------------------------------------------------------------------------------------------------------------------
o Foreign securities             o Mid-cap companies           o  Foreign securities          o Mid-cap companies
                                 o Foreign securities                                         o Foreign companies







-----------------------------------------------------------------------------------------------------------------------------
o Short-term  investments        o Short-term  investments     o Short-term  investments      o Short-term  investments
o Defensive  instruments         o Defensive  instruments      o Defensive  instruments       o Defensive  instruments
o Options and futures            o Options and futures         o Options and futures          o Options and futures
o Special  situations            o Special situations          o Special situations           o Special situations

-----------------------------------------------------------------------------------------------------------------------------
o Stock market volatility        o Stock market volatility     o Stock market volatility      o Stock market volatility
o Securities selection           o Securities selection        o Securities selection         o Securities selection
o Small market capitalization    o Non-diversification         o Non-diversification          o Non-diversification
o Non-diversification            o Foreign exposure            o Foreign exposure             o Small market capitalization
o Foreign exposure               o Derivatives                 o Derivatives                  o Foreign exposure
o Derivatives                    o Hedging                     o Hedging                      o Derivatives
o Hedging                                                                                     o Hedging



================================================================================

MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                                   FOCUSED
                                              FOCUSED GROWTH                       TECHNET
                                                PORTFOLIO                         PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
What is the Fund's investment goal?   Long-term growth of capital      Long-term growth of capital



-------------------------------------------------------------------------------------------------------------------
What principal investment strategies  growth and focus                 growth and focus
does the Fund use to implement its
principal investment strategies?

-------------------------------------------------------------------------------------------------------------------
What are the Fund's principal         active trading of equity         o Active trading of up to thirty
investment techniques?                securities without regard to       equity securities of companies
                                      market capitalization              that offer the potential for long-
                                                                         term growth of capital and that
                                                                         the Advisers believe will benefit
                                                                         significantly from technological
                                                                         advances or improvements,
                                                                         without regard to market
                                                                         capitalization

-------------------------------------------------------------------------------------------------------------------
What  are the  Portfolio's  other     o Foreign  securities            o Foreign  securities
significant investments?

-------------------------------------------------------------------------------------------------------------------
What other types of securities may    o Short-term investments         o Short-term investments
the Fund normally invest in as part   o Defensive instruments          o Defensive instruments
of efficient portfolio management     o Options and futures            o Options and futures
or for return enhancement purposes?   o Special situations             o Special situations


-------------------------------------------------------------------------------------------------------------------
What risks may affect the Fund?       o Stock  market volatility       o Stock market volatility
                                      o Securities selection           o Securities selection
                                      o Non-diversification            o Non-diversification
                                      o Foreign exposure               o Small market capitalization
                                      o Derivatives                    o Technology companies
                                      o Hedging                        o Foreign exposure
                                                                       o Derivatives
                                                                       o Hedging
                                                                       o Emerging markets

================================================================================


--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
         FOCUSED GROWTH                                                                      INTERNATIONAL
           AND INCOME                              FOCUSED VALUE                                EQUITY
           PORTFOLIO                                 PORTFOLIO                                PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
Long-term growth of capital              Long-term growth of capital               Long-term growth of capital
and current income


----------------------------------------------------------------------------------------------------------------------
growth, value and focus                  value and focus                           international




----------------------------------------------------------------------------------------------------------------------
active trading of large-cap              active trading of equity securities that  active trading of foreign securities
companies that offer the                 the Advisers believe are undervalued in   that offer the potential for long-term
potential for long-term  growth          the market, without regard to market      growth of capital
of capital and reasonable level of       capitalization
current income

----------------------------------------------------------------------------------------------------------------------
o Foreign securities                     o Foreign securities                      o Foreign investment companies



----------------------------------------------------------------------------------------------------------------------
o Short-term  investments                o Short-term  investments                 o Short-term  investments
o Defensive  instruments                 o Defensive instruments                   o Defensive instruments
o Options and futures                    o Options and futures                     o Options and futures
o Special  situations                    o Special situations                      o Special situations
                                                                                   o Currency transactions

----------------------------------------------------------------------------------------------------------------------
o Stock market volatility                o Stock market volatility                 o Stock market volatility
o Securities selection                   o Securities selection                    o Securities selection
o Non-diversification                    o Non-diversification                     o Non-diversification
o Foreign exposure                       o Foreign exposure                        o Foreign exposure
o Derivatives                            o Derivatives                             o Currency volatility
o Hedging                                o Hedging                                 o Small market capitalization
                                                                                   o Emerging markets
                                                                                   o Derivatives
                                                                                   o Hedging

----------------------------------------------------------------------------------------------------------------------

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MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

GLOSSARY

--------------------------------------------------------------------------------

LARGE-CAP COMPANIES AND MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COM-PANIES generally will be com-panies that have been in business for a shorter period of time.

--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

GROWTH OF CAPITAL is growth of the value of an investment.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced.

EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.


LARGE-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Large-Cap category, as described on page 3. Currently, this range is $9.9 billion or higher.

MID-CAP COMPANIES are those with market caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.4 billion and $9.9 billion.

SMALL-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Small-Cap category, as described on page 3. Currently, this range is $1.4 billion or less.


SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRS) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRS) and Global Depositary Receipts (GDRS).

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Advisers will not invest in such investment companies unless, in their judgment, the potential benefits justify the payment of any associated fees and expenses.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.


OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.


A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

================================================================================


--------------------------------------------------------------------------------

RISK TERMINOLOGY


STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.


SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller com- panies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

NON-DIVERSIFICATION:   By  concentrating  in  a  smaller  number  of  stocks,  a
Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.


FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.


CURRENCY VOLATILITY: The value of a Portfolio's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfo-lio's non-dollar securities.

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

================================================================================

FUND MANAGEMENT
--------------------------------------------------------------------------------


MANAGER. SunAmerica Asset Management Corp. selects the Advisers for the Portfolios, may manage certain portions of Portfo- lios, provides various administrative services, and supervises the daily business affairs of each Portfolio. The Advisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. SunAmerica may terminate any agreement with an Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Advisers for new or existing Portfolios, change the terms of particular agreements with Advisers or continue the employment of existing Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Portfolio have the right to terminate an agreement with an Adviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose to shareholders the Advisers' fees only in the aggregate for each Portfolio. For the fiscal year ended October 31, 2000, each Portfolio paid SunAmerica an annual fee equal to 1.00% of average daily net assets except the International Equity Portfolio, which paid a fee equal to 1.10% of average daily net assets, the Focused Growth Portfolio, which paid a fee equal to 0.85% of average daily net assets and the Focused TechNet Portfolio, which paid a fee equal to 1.25% of average daily net assets. Payments to subadvisers for their services are made by SunAmerica, not by the Portfolios.

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $29 billion as of December 31, 2000. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.

ADDITIONAL INFORMATION ABOUT THE SUBADVISERS

With the exception of the International Equity Portfolio and Focused Growth and Income Portfolio, each of which has two different professional Advisers, each Portfolio provides investors with access to three different professional Advisers, each with a distinct investment methodology within a particular investment style. Each Adviser manages a separate portion of a Portfolio.

SunAmerica, as the Portfolios' investment manager, will initially allocate the assets of each Portfolio equally among the Advisers. SunAmerica will also allocate new cash from share purchases and redemption requests equally among the Advisers, unless SunAmerica determines, subject to the review of the Board, that a different allocation of assets would be in the best interests of the Portfolio and its shareholders.

With respect to each Portfolio except the Focused Growth Portfolio, SunAmerica intends, on a quarterly basis, to review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Portfolio by more than 5%. If such a condition exists, SunAmerica will then re-allocate cash flows among the Advisers, differently from the manner described above, in an effort to reflect a re-balancing of the Portfolio's asset allocation. SunAmerica does not intend, but reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when it would be in the best interests of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

With respect to the Focused Growth Portfolio, in general, SunAmerica will not rebalance or reallocate the assets of the Portfolio among Advisers. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when it would be in the best interests of the Portfolio and its shareholders to do so. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.


DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Portfolio's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio's 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Portfolio. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests:
(i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.


ADMINISTRATOR. SunAmerica Fund Services, Inc. assists the Portfolios' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets.


SunAmerica, the Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

================================================================================

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

                The Advisers and Portfolio Managers for each Portfolio are described below:



                STYLE-BASED PORTFOLIOS

                PORTFOLIO                      PORTFOLIO MANAGEMENT ALLOCATED AMONG THE FOLLOWING ADVISERS
                --------                       -----------------------------------------------------------
                Large-Cap Growth Portfolio     Janus Capital Corporation ("Janus")
                                               Jennison Associates LLC ("Jennison")
                                               SunAmerica

                Mid-Cap Growth Portfolio       Miller Anderson & Sherrerd, LLP ("MAS")
                                               T. Rowe Price Associates, Inc. ("T. Rowe Price")
                                               SunAmerica

                Multi-Cap Growth Portfolio     Janus
                                               SunAmerica

                                               Credit Suisse Asset Management, LLC ("CSAM")

                Large-Cap Value Portfolio      Davis Selected Advisers, L.P. ("Davis")
                                               Thornburg Investment Management, Inc. ("Thornburg")
                                               Wellington Management Company, LLP ("Wellington Management")

                Value Portfolio                Davis

                                               Neuberger Berman, LLC ("Neuberger Berman")
                                               American Century Investment Management, Inc.
                                               ("American Century")

                Small-Cap Value Portfolio      Berger LLC ("Berger") (subcontracted to
                                               Perkins, Wolf, McDonnell & Company ("PWM"))
                                               EQSF Advisers, Inc. (investment adviser to the Third Avenue Funds and referred to as "Third Avenue")
                                               Lazard Asset Management ("Lazard")


                STYLIZED PORTFOLIOS

                Focused Growth Portfolio       Fred Alger Management, Inc. ("Alger")
                                               Jennison
                                               Marsico Capital Management, LLC ("Marsico")

                Focused TechNet Portfolio      Dresdner RCM Global Investors LLC ("Dresdner")
                                               SunAmerica
                                               Van Wagoner Capital Management, Inc
                                               ("Van Wagoner")

                Focused Growth and Income      SunAmerica
                  Portfolio                    Marsico

                Focused Value Portfolio        American Century
                                               Third Avenue
                                               Thornburg

                International Equity           Deutsche Asset Management, Inc. ("DAMI")
                Portfolio                      T. Rowe Price International, Inc. ("T. Rowe Price International")

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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

DESCRIPTION OF THE ADVISERS


AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. AMERICAN CENTURY is a Delaware corporation with principal offices at the American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2000, American Century had approximately $102.7 billion in total assets under management.

BERGER LLC. BERGER is a Nevada limited liability company located at 210 University Boulevard, Suite 900, Denver, Colorado 80206, and serves as investment adviser, sub-adviser or administrator to mutual funds, and institutional and private investors. As of December 31, 2000, Berger had assets under management of approximately $7.2 billion.

CREDIT SUISSE ASSET MANAGEMENT, LLC. is a wholly-owned subsidiary of Credit Suisse Group, one of the largest financial services companies in the world, and comprises the U.S. arm of Credit Suisse Group's Credit Suisse Asset Management division. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. As of December 31, 2000, Credit Suisse Asset Management had global assets under management of approximately $298 billion, of which approximately $94 billion was managed by CSAM. The principal business address of CSAM is 466 Lexington Avenue, New York, New York 10017.

DAVIS SELECTED ADVISERS, L.P. DAVIS is a Colorado limited partnership, located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. As of December 31, 2000, Davis had assets under management of approximately $38.8 billion.

DEUTSCHE ASSET MANAGEMENT, INC. DAMI has principal offices at 130 Liberty Street, New York, New York 10006. DAMI conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. As of September 30, 2000, DAMI managed approximately $16.4 billion in assets globally.

DRESDNER RCM GLOBAL INVESTORS LLC. DRESDNER is an indirect wholly owned subsidiary of Dresdner Bank AG, an international banking organization, and is located at Four Embarcadero Center, San Francisco, California 94111. As of December 31, 2000, Dresdner had approximately $80.9 billion in total assets under management and advice.

EQSF ADVISERS, INC. THIRD AVENUE is located at 767 Third Avenue, New York, New York 10017. Third Avenue has been an investment adviser and manager for mutual funds since its organization in 1986. As of December 31, 2000, Third Avenue had approximately $3 billion in assets under management.

FRED ALGER MANAGEMENT, INC. ALGER is a New York corporation wholly owned by its principals and located at 1 World Trade Center, New York, New York 10048. Since 1964, Alger has provided investment management services to large corporate pension plans, state and local governments, insurance companies, mutual funds and high net-worth individuals. As of December 31, 2000, Alger had in excess of $18 billion in assets under management.

JANUS CAPITAL CORPORATION. JANUS is a Colorado corporation located at 100 Fillmore Street, Denver, Colorado 80206-4923, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2000, Janus had assets under management of approximately $250 billion.

JENNISON ASSOCIATES LLC. JENNISON is a Delaware limited liability company located at 466 Lexington Avenue, New York, New York 10017. As of December 31, 2000, Jennison had approximately $80.9 billion in assets under management for institu- tional and mutual fund clients.

LAZARD ASSET MANAGEMENT. LAZARD is a division of Lazard Freres & Co. LLC, a New York limited liability company. Located at 30 Rockefeller Plaza, New York, New York 10112. Lazard provides investment management services to individual and institutional clients. As of December 31, 2000, Lazard and its affiliated companies managed client discretionary accounts with assets totaling approximately $71.1 billion.

MARSICO CAPITAL MANAGEMENT, LLC. MARSICO is a Delaware limited liability company located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. As of December 31, 2000, Marsico had approximately $14.9 billion in assets under management.

MILLER ANDERSON & SHERRERD, LLP. MAS, a Pennsylvania limited liability partnership founded in 1969, is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2000, MAS had in excess of $173.3 billion in assets under management.

NEUBERGER BERMAN, LLC. NEUBERGER BERMAN is a Delaware limited liability company located at 605 Third Avenue, New York, New York 10158-0180. Neuberger Berman has been in the investment advisory business since 1939. As of December 31, 2000, Neuberger Berman and its affiliates had assets under management of approximately $55.5 billion.

PERKINS, WOLF, MCDONNELL & COMPANY. PWM, located at 53 West Jackson Boulevard, Suite 722, Chicago, Illinois 60604, was organized as a Delaware corporation in 1980. PWM is a member of the National Association of Securities Dealers, Inc. and, in 1984, registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2000, PWM had assets under management of approximately $2.8 billion.

================================================================================


--------------------------------------------------------------------------------


SUNAMERICA ASSET MANAGEMENT CORP. See page 34.

T. ROWE PRICE ASSOCIATES, INC. T. ROWE PRICE is a Maryland corporation located at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937, T. Rowe Price and its affiliates managed over $166.7 billion for over eight million individual and institutional investor accounts as of December 31, 2000.

T. ROWE PRICE INTERNATIONAL, INC. T. ROWE PRICE INTERNATIONAL is a Maryland corporation, incorporated in 1979. It is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2000, T. Rowe Price International managed over $32.7 billion of foreign assets.

THORNBURG INVESTMENT MANAGEMENT, INC. THORNBURG is a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501, and has been in the investment management business since 1982. As of December 31, 2000, Thornburg had approximately $3.7 billion in assets under management.

VAN WAGONER CAPITAL MANAGEMENT, INC. VAN WAGONER is a privately owned company located at 345 California Street, San Francisco, California 94104. As of December 31, 2000, Van Wagoner had approximately $2.3 billion in assets under management.

WELLINGTON MANAGEMENT COMPANY, LLP. WELLINGTON MANAGEMENT is a Massachusetts limited liability partnership, located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 2000, Wellington Management had investment management authority with respect to approximately $274.1 billion of assets.

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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

STYLE-BASED PORTFOLIOS


                                        NAME, TITLE AND AFFILIATION OF
PORTFOLIO                               PORTFOLIO MANAGER                          EXPERIENCE
---------                               -------------------------------------      ----------
Large-Cap Growth Portfolio              Marc Pinto                                 Mr. Pinto has been a Vice President and
                                        Portfolio Manager and Vice President       Portfolio Manager of Janus since 1997. He
                                        (Janus)                                    joined Janus in 1994. From 1993 to 1994,
                                                                                   he was Co-President of Creative Retail
                                                                                   Technology, a producer of hardware for
                                                                                   retail clients. From 1991 to 1993,
                                                                                   Mr. Pinto was an equity analyst at Priority
                                                                                   Investments Ltd., a family owned business.

                                        Spiros "Sig" Segalas                       Mr. Segalas is a founding member of
                                        Portfolio Manager (Jennison)               Jennison, which was established in 1969,
                                                                                   and he has been a Director and Equity
                                                                                   Portfolio Manager ever since. In addition,
                                                                                   Mr. Segalas has served as President and
                                                                                   Chief Investment Officer of Jennison since
                                                                                   1993 and 1973, respectively.

                                        Francis Gannon                             Mr. Gannon has been a Senior Vice
                                        Portfolio Manager                          President of SunAmerica since October
                                        (SunAmerica)                               1999 and Portfolio Manager with the firm
                                                                                   since 1996. He joined SunAmerica as an
                                                                                   equity analyst in 1993.

Mid-Cap Growth Portfolio                Arden C. Armstrong                         Ms. Armstrong joined MAS as a Portfolio
                                        Portfolio Manager (MAS)                    Manager in 1986.

                                        Brian W. H. Berghuis                       Mr. Berghuis joined T. Rowe Price in
                                        (Investment Advisory Committee             1985.
                                        Chairman)
                                        Managing Director and Equity Portfolio
                                        Manager (T. Rowe Price)

================================================================================


--------------------------------------------------------------------------------


                                       NAME, TITLE AND AFFILIATION OF
PORTFOLIO                              PORTFOLIO MANAGER                          EXPERIENCE
---------                              --------------------------------------     -----------
Mid-Cap Growth Portfolio               Brian Clifford                             Mr. Clifford joined SunAmerica in
  (continued)                          Portfolio Manager                          February 1998. He currently serves as
                                       (SunAmerica)                               portfolio manager of the SunAmerica
                                                                                  Growth Opportunities Fund and is a
                                                                                  member of the SunAmerica Large-Cap
                                                                                  Equity Team. Prior to joining SunAmerica,
                                                                                  Mr. Clifford was a portfolio manager at
                                                                                  Morgan Stanley Dean Witter from April
                                                                                  1995 to February 1998 and a junior equity
                                                                                  analyst and investment management
                                                                                  associate with Dean Witter Intercapital
                                                                                  from October 1994 to April 1995.

Multi-Cap Growth Portfolio             Scott W. Schoelzel                         Mr. Schoelzel joined Janus Capital in
                                       Executive Vice President and Portfolio     January 1994. He has managed the Janus
                                       Manager (Janus)                            Twenty Fund since August 1997 as well as
                                                                                  both the Janus Aspen Capital Appreciation
                                                                                  Fund and the Janus Advisor Capital
                                                                                  Appreciation Fund since inception.

                                       Donna Calder                               Prior to joining SunAmerica as a Portfolio
                                       (Domestic Equity Investment Team)          Manager in February 1998, Ms. Calder
                                       Portfolio Manager (SunAmerica)             served as a General Partner of Manhattan
                                                                                  Capital Partners, L.P.

                                       Elizabeth B. Dater                         Ms. Dater has been with CSAM since
                                       Managing Director (CSAM)                   1999, and with its predecessor, Warburg
                                                                                  Pincus Asset Management, Inc., since 1978.

                                       Stephen J. Lurito                          Mr. Lurito has been with CSAM since
                                       Managing Director (CSAM)                   1999, and with its predecessor, Warburg
                                                                                  Pincus Asset Management, Inc., since 1987.

================================================================================

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------



                                     NAME, TITLE AND AFFILIATION OF
PORTFOLIO                            PORTFOLIO MANAGER                          EXPERIENCE
---------                            --------------------------------------     ----------
Large-Cap Value Portfolio            William V. Fries, CFA                      Mr. Fries has been a Managing Director
                                     Managing Director and                      and Portfolio Manager at Thornburg since
                                     Portfolio Manager                          1995. Previously he had been affiliated with
                                     (Thornburg)                                USAA Investment Management Company
                                                                                for over 20 years.

                                     Christopher C. Davis                       Mr. Davis has been a portfolio manager
                                     Portfolio Manager (Davis)                  with Davis since 1994. He joined Davis in
                                                                                September 1989 as an assistant portfolio
                                                                                manager and research analyst.

                                     Kenneth C. Feinberg                        Mr. Feinberg has been a portfolio manager
                                     Portfolio Manager (Davis)                  with Davis since 1997. He joined Davis in
                                                                                December 1994 as a research analyst.

                                     John R. Ryan                               Mr. Ryan has been a portfolio manager
                                     Senior Vice President and Managing         with Wellington Management since 1981
                                     Partner (Wellington Management)            and has held the position of Senior Vice
                                                                                President of Wellington Management since
                                                                                1987. Mr. Ryan became a Managing
                                                                                Partner on January 1, 1996.

                                     Steven T. Irons                            Mr. Irons joined Wellington Management
                                     Vice President and                         in 1993 as a research analyst on the firm's
                                     Equity Research Analyst                    Value Yield Team.

Value Portfolio                      Christopher C. Davis                       See above.
                                     Portfolio Manager (Davis)

                                     Shelby M. C. Davis                         Since 1968, Mr. Davis has been a director
                                     Former Co-Manager (Davis)                  of Venture Advisers, Inc. He is also a
                                                                                director and officer of all investment
                                                                                companies managed by Davis.

                                     S. Basu Mullick                            Mr. Mullick has been with Neuberger
                                     Portfolio Manager and Managing Director    Berman since 1998. He was a portfolio
                                     (Neuberger Berman)                         manager with another firm from 1993 to
                                                                                1998.

                                     Scott A. Moore                             Mr. Moore has been a member of the team
                                     Portfolio Manager (American Century)       that manages the Portfolio since October
                                                                                1996 and Portfolio Manager since February
                                                                                1999. He joined American Century in
                                                                                August 1993 as an Investment Analyst.


                                     NAME, TITLE AND AFFILIATION OF
PORTFOLIO                            PORTFOLIO MANAGER                           EXPERIENCE
---------                            --------------------------------------      ----------
Small-Cap Value Portfolio            Robert H. Perkins                           Mr. Perkins has been an investment
                                     President, Lead Investment Manager and      manager since 1970. Mr. Perkins owns
                                     Director (PWM)                              46% of PWM's outstanding common stock
                                                                                 and serves as President and as
                                                                                 a director of PWM.

                                     Thomas H. Perkins                           Mr. Perkins has also served as investment
                                     Portfolio Manager (PWM)                     manager of the Portfolio since January 1999.
                                                                                 He has been an Investment Manager since 1974.

                                     Herbert W. Gullquist                        Mr. Gullquist is the Chief Investment
                                     (Investment Team)                           Officer of Lazard, responsible for overall
                                     Chief Investment Officer (Lazard)           adherence to the firm's investment
                                                                                 principles. He joined Lazard in 1982.

                                     Leonard M. Wilson                           Mr. Wilson has been with Lazard since 1988.
                                     (Investment Team)                           He is a portfolio manager/analyst and a
                                     Portfolio Manager and                       Director of Lazard.
                                     Director (Lazard)

                                     Patrick Mullin                              Mr. Mullin has been with Lazard since 1998.
                                     (Investment Team)                           He is a portfolio manager/analyst and Senior
                                     Portfolio Manager and                       Vice President of Lazard. Prior to joining
                                     Senior Vice President (Lazard)              Lazard, he was with Target Capital
                                                                                 Management from February 1997 to
                                                                                 December 1997, and prior to that he was
                                                                                 with Dillon, Read & Co., Inc.

                                     Martin J. Whitman                           Mr. Whitman has been Chief Investment
                                     Chairman, CEO and                           Officer of Third Avenue since 1991 and
                                     Portfolio Manager (Third Avenue)            Chairman and CEO since 1986. Mr.
                                                                                 Whitman also has been Chairman and
                                                                                 CEO of Third Avenue Trust (and its
                                                                                 predecessors) since 1990 and was President
                                                                                 from 1991 to 1998.

                                     Curtis Jensen                               Mr. Jensen has been Co-Portfolio Manager
                                     Portfolio Manager                           of Third Avenue Small-Cap Value Fund
                                     (Third Avenue)                              since 1997. Mr. Jensen has been a Senior
                                                                                 Research Analyst at Third Avenue since
                                                                                 1995.

================================================================================

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

STYLIZED PORTFOLIOS



                                       NAME, TITLE AND AFFILIATION OF
PORTFOLIO                              PORTFOLIO MANAGER                         EXPERIENCE
---------                              --------------------------------------    ----------
Focused Growth Portfolio               David D. Alger                            Mr. Alger joined Alger in 1971 and has
                                       President and Portfolio                   been President and Director since 1995.
                                       Manager (Alger)                           Prior to 1995, Mr. Alger was Executive
                                                                                 Vice President and Director of Research
                                                                                 with the firm.

                                       Spiros "Sig" Segalas                      Mr. Segalas is a founding member of
                                       Portfolio Manager (Jennison)              Jennison, which was established in 1969,
                                                                                 and he has been a Director and Equity
                                                                                 Portfolio Manager ever since. In addition,
                                                                                 Mr. Segalas has served as President and
                                                                                 Chief Investment Officer of Jennison since
                                                                                 1993 and 1973, respectively.

                                       Thomas F. Marsico                         Mr. Marsico has been the Chairman and
                                       Portfolio Manager (Marsico)               Chief Executive Officer of Marsico since he
                                                                                 formed Marsico in 1997. From 1988
                                                                                 through 1997, Mr. Marsico served as the
                                                                                 portfolio manager of the Janus Twenty
                                                                                 Fund and from 1991 through 1997,
                                                                                 Mr. Marsico served as the portfolio
                                                                                 manager of the Janus Growth & Income
                                                                                 Fund.

Focused TechNet Portfolio              Walter C. Price, Jr.                      Mr. Price joined Dresdner in 1974 as a
                                       Portfolio Manager (Dresdner)              Senior Portfolio Securities Analyst and
                                                                                 became a principal in 1978. He has been a
                                                                                 Managing Director and Portfolio Manager
                                                                                 with the firm since 1985. Mr. Price has
                                                                                 analytical responsibility for much of
                                                                                 Dresdner's technology area.

                                       Huachen Chen                              Mr. Chen joined Dresdner in 1985 as a
                                       Portfolio Manager (Dresdner)              Securities Analyst. He became a principal in
                                                                                 1994 and currently has research and money
                                                                                 management responsibilities for the
                                                                                 technology area.

                                       Donna Calder                              Ms. Calder joined SunAmerica as a
                                       Portfolio Manager (SunAmerica)            Portfolio Manager in February 1998. Ms.
                                                                                 Calder served as a General Partner of
                                                                                 Manhattan Capital Partners, L.P. from
                                                                                 November 1991 through August 1995. She
                                                                                 also has served as a Portfolio Manager
                                                                                 with Oppenheimer Management and
                                                                                 E.F. Hutton & Company.

                                       Soohwan Kim, CFA                          Soohwan Kim joined SunAmerica as a
                                       Senior Technology Analyst                 Senior Research Analyst in July of 1999.
                                       (SunAmerica)                              Previously, he was Vice President and Analyst
                                                                                 at Citibank Global Asset Management.
                                                                                 From 1992 to 1993, he served as an
                                                                                 Economist with the Union Bank of
                                                                                 Switzerland.


================================================================================


--------------------------------------------------------------------------------


                                        NAME, TITLE AND AFFILIATION OF
PORTFOLIO                               PORTFOLIO MANAGER                          EXPERIENCE
---------                               --------------------------------------     ----------
Focused TechNet Portfolio               Garrett R. Van Wagoner, CFA                Mr. Van Wagoner is Portfolio Manager
  (continued)                           Portfolio Manager (Van Wagoner)            and President of the Van Wagoner Funds.
                                                                                   Prior to founding Van Wagoner Capital
                                                                                   Management, Inc. in 1995, Mr. Van
                                                                                   Wagoner managed the Govett Smaller
                                                                                   Companies Fund for three years. He also
                                                                                   worked with Bessemer Trust, N.A. and has
                                                                                   over 20 years experience of equity portfolio
                                                                                   management.

                                        Raiford Garrabrant, CFA                    Mr. Garrabrant is a Research Analyst and
                                        Portfolio Manager and Research Analyst     Portfolio Manager for Van Wagoner
                                        (Van Wagoner)                              Capital Management, Inc. responsible for
                                                                                   covering companies with market
                                                                                   capitalizations of $500 million and below.
                                                                                   Prior to joining Van Wagoner Capital
                                                                                   Management, Inc., he was the Assistant
                                                                                   Portfolio Manager for the Govett Smaller
                                                                                   Companies Fund and assisted Mr. Van
                                                                                   Wagoner in managing this fund in 1994
                                                                                   and 1995. Mr. Garrabrant also worked
                                                                                   with First Citizen's Bank and Trust as a
                                                                                   Financial Analyst and has over eight years
                                                                                   of research and portfolio management
                                                                                   experience.

Focused Growth and Income Portfolio     Thomas F. Marsico                          See above.
                                        Portfolio Manager (Marsico)

                                        Francis Gannon                             See above.
                                        Portfolio Manager (SunAmerica)



Focused Value Portfolio                 Phil Davidson                              Mr. Davidson is a Vice President and
                                        Vice President and Portfolio Manager       Portfolio Manager and has been with
                                        (American Century)                         American Century since 1993.


================================================================================

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------


                                     NAME, TITLE AND AFFILIATION OF
PORTFOLIO                            PORTFOLIO MANAGER                            EXPERIENCE
---------                            --------------------------------------       ----------
Focused Value Portfolio              Martin J. Whitman                            See above.
  (continued)                        Chairman, CEO and
                                     Portfolio Manager
                                     (Third Avenue)

                                     Curtis Jensen                                See above.
                                     Portfolio Manager
                                     (Third Avenue)

                                     William V. Fries, CFA                        See above.
                                     Managing Director and Portfolio Manager
                                     (Thornburg)

International Equity Portfolio       Michael Levy                                 Mr. Levy's experience prior to joining
                                     (International Equity Team)                  DAMI includes investment banking and
                                     Managing Director of DAMI Funds              equity analysis with Oppenheimer &
                                     Management, Head of International Equity     Company and he has more than twenty-
                                     Team (DAMI)                                  seven years of business experience, of which
                                                                                  seventeen years have been in the investment
                                                                                  industry.

                                     Robert L. Reiner (International Equity       Mr. Reiner has 17 years of investment
                                     Team) Managing Director of DAMI              industry experience previously at Scudder,
                                     Funds Management (DAMI)                      Stevens & Clark, where he was responsible
                                                                                  for providing equity research and
                                                                                  macroeconomic/market coverage.

                                     Mark C. J. Bickford-Smith                    Mr. Bickford-Smith joined T. Rowe Price
                                     Portfolio Manager                            International in 1995 and has 16 years of
                                     (T. Rowe Price International)                experience in equity research and portfolio
                                                                                  management.

                                     John R. Ford                                 Mr. Ford joined T. Rowe Price International
                                     Portfolio Manager                            in 1982 and has 21 years of experience in
                                     (T. Rowe Price International)                research and portfolio management.

                                     James B. M. Seddon                           Mr. Seddon joined T. Rowe Price International
                                     Portfolio Manager                            in 1987 and has 14 years of experience
                                     (T. Rowe Price International)                in portfolio management.


                                     David J. L. Warren                           Mr. Warren joined T. Rowe Price International
                                     Portfolio Manager                            in 1983 and has 20 years of experience
                                     (T. Rowe Price International)                in equity research, fixed income research,
                                                                                  and portfolio management.

================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distribu-tions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial state-ments, are incorporated by reference in the Fund's Statement of Additional Information
(SAI), which is available upon request.


LARGE-CAP GROWTH PORTFOLIO


                                      NET
                                  GAIN (LOSS)
                                   ON INVEST-   TOTAL
                           NET       MENTS      FROM     DIVIDENDS  DISTRI-
               NET ASSET  INVEST-    (BOTH       NET     FROM NET   BUTIONS
                 VALUE,    MENT    REALIZED     INVEST-   INVEST-    FROM     TOTAL
PERIOD         BEGINNING  INCOME      AND        MENT      MENT     CAPITAL  DISTRI-
ENDED          OF PERIOD (LOSS)(1) UNREALIZED)  INCOME    INCOME     GAINS   BUTIONS
-----          --------- --------- ----------   ------    ------     -----   -------

                                     CLASS A
                                     -------
10/15/97(5)-
10/31/97 ......   $12.50  $   --     $(0.71)    $(0.71)   $   --    $   --   $   --
10/31/98 ......    11.79   (0.11)      2.05       1.94     (0.01)       --    (0.01)
10/31/99 ......    13.72   (0.16)      4.67       4.51        --        --       --
10/31/00 ......    18.23   (0.23)      2.29       2.06        --     (0.55)   (0.55)

                                     CLASS B
                                     -------
10/15/97(5)-
10/31/97 ......    12.50  $   --      (0.71)     (0.71)   $   --    $   --   $   --
10/31/98 ......    11.79   (0.21)      2.04       1.83        --        --       --
10/31/99 ......    13.62   (0.27)      4.63       4.36        --        --       --
10/31/00 ......    17.98   (0.36)      2.26       1.90        --     (0.55)   (0.55)

                                    CLASS II
                                    --------
10/15/97(5)-
10/31/97 ......    12.50  $   --      (0.72)     (0.72)   $   --    $   --   $   --
10/31/98 ......    11.78   (0.20)      2.04       1.84        --        --       --
10/31/99 ......    13.62   (0.27)      4.62       4.35        --        --       --
10/31/00 ......    17.97   (0.36)      2.27       1.91        --     (0.55)   (0.55)





                                               RATIO OF NET
                                                INVESTMENT
 NET ASSET          NET ASSETS   RATIO OF        INCOME
   VALUE,             END OF     EXPENSES       (LOSS) TO
   END OF    TOTAL    PERIOD    TO AVERAGE       AVERAGE      PORTFOLIO
   PERIOD   RETURN(2)  (000'S)  NET ASSETS(4)  NET ASSETS(4)  TURNOVER
   ------   ---------  ------   -------------  -------------  --------
                                     CLASS A
                                     -------



   $11.79    (5.68)%   $23,609     1.78%(3)(4)    0.34%(3)(4)     1%
    13.72    16.42      14,390     1.78(4)       (0.90)(4)       30
    18.23    32.87      28,050     1.78(4)       (0.98)(4)       66
    19.74    11.38      35,549     1.78          (1.12)          81

                                     CLASS B
                                     -------

    11.79    (5.68)        773     2.43(3)(4)    (0.84)(3)(4)     1
    13.62    15.54      26,125     2.43(4)       (1.54)(4)       30
    17.98    32.01      51,691     2.43(4)       (1.63)(4)       66
    19.33    10.63      59,531     2.43          (1.77)          81

                                     CLASS II
                                     --------

    11.78    (5.76)        166     2.43(3)(4)    (0.42)(3)(4)     1
    13.62    15.64       7,317     2.43(4)       (1.54)(4)       30
    17.97    31.94      18,659     2.43(4)       (1.63)(4)       66
    19.33    10.70      32,548     2.43          (1.77)          81



---------------------
  (1) Calculated  based upon average shares  outstanding
  (2) Total return is not  annualized  and does not reflect sales load
  (3) Annualized
  (4) Net of the following expense reimbursements (based on average net assets):

                                  10/31/97    10/31/98     10/31/99    10/31/00
                                  --------    --------     --------    --------
           A ...................   0.59%        0.72%       0.31%         --
           B ...................   1.53         0.80        0.30          --
           II ..................   3.29         1.42        0.41          --

  (5) Commencement of operations




================================================================================
MID-CAP GROWTH PORTFOLIO



                                      NET
                                  GAIN (LOSS)
                                   ON INVEST-   TOTAL
                           NET       MENTS      FROM     DIVIDENDS  DISTRI-
               NET ASSET  INVEST-    (BOTH       NET     FROM NET   BUTIONS
                 VALUE,    MENT    REALIZED     INVEST-   INVEST-    FROM     TOTAL
PERIOD         BEGINNING  INCOME      AND        MENT      MENT     CAPITAL  DISTRI-
ENDED          OF PERIOD (LOSS)(1) UNREALIZED)  INCOME    INCOME     GAINS   BUTIONS
-----          --------- --------- ----------   ------    ------     -----   -------

                                     CLASS A
                                     -------
11/19/96(5)-
10/31/97 ......   $12.50  $(0.16)     $1.37      $1.21    $   --    $   --   $   --
10/31/98 ......    13.71   (0.18)      1.07       0.89        --        --       --
10/31/99 ......    14.60   (0.21)      4.42       4.21        --     (0.64)   (0.64)
10/31/00 ......    18.17   (0.28)      6.38       6.10        --     (2.17)   (2.17)

                                     CLASS B
                                     -------
11/19/96(5)-
10/31/97 ......    12.50   (0.25)      1.38       1.13    $   --    $   --   $   --
10/31/98 ......    13.63   (0.27)      1.06       0.79        --        --       --
10/31/99 ......    14.42   (0.31)      4.34       4.03        --     (0.64)   (0.64)
10/31/00 ......    17.81   (0.41)      6.25       5.84        --     (2.17)   (2.17)

                                    CLASS II
                                    --------
3/06/97(5)-
10/31/97 ......    11.93   (0.18)      1.89       1.71    $   --    $   --   $   --
10/31/98 ......    13.64   (0.27)      1.06       0.79        --        --       --
10/31/99 ......    14.43   (0.32)      4.36       4.04        --     (0.64)   (0.64)
10/31/00 ......    17.83   (0.41)      6.25       5.84        --     (2.17)   (2.17)





                                               RATIO OF NET
                                                INVESTMENT
 NET ASSET          NET ASSETS   RATIO OF        INCOME
   VALUE,             END OF     EXPENSES       (LOSS) TO
   END OF    TOTAL    PERIOD    TO AVERAGE       AVERAGE      PORTFOLIO
   PERIOD   RETURN(2)  (000'S)  NET ASSETS(4)  NET ASSETS(4)  TURNOVER
   ------   ---------  ------   -------------  -------------  ---------

                             CLASS A
                             -------

   $13.71     9.68%    $18,404     1.85%(3)(4)   (1.19)%(3)(4)   97%
    14.60     6.49      32,115     1.78(4)       (1.19)(4)      135
    18.17    29.83      38,991     1.76(4)       (1.22)(4)      112
    22.10    36.16      59,348     1.78          (1.27)         151

                             CLASS B
                             -------

    13.63     9.04      35,739     2.47(3)(4)    (1.92)(3)(4)    97
    14.42     5.80      58,555     2.43(4)       (1.84)(4)      135
    17.81    28.92      70,477     2.40(4)       (1.87)(4)      112
    21.48    35.35      98,089     2.43          (1.92)         151

                             CLASS II
                             --------

    13.64    14.33       4,685     2.45(3)(4)    (1.97)(3)(4)    97
    14.43     5.79       9,482     2.43(4)       (1.84)(4)      135
    17.83    28.97      13,396     2.43(4)       (1.89)(4)      112
    21.50    35.31      32,659     2.43          (1.92)         151



--------------------
  (1) Calculated  based upon average shares  outstanding
  (2) Total return is not  annualized  and does not reflect sales load
  (3) Annualized
  (4) Net of the following expense reimbursements (based on average net assets):


                                  10/31/97    10/31/98     10/31/99     10/31/00
                                  --------    --------     --------     --------
           A ...................   0.34%        0.30%       0.12%          --
           B ...................   0.42%        0.33%       0.12%          --
           II ..................   0.96%        0.39%       0.24%          --

  (5) Commencement of operations

================================================================================


--------------------------------------------------------------------------------


MULTI-CAP GROWTH PORTFOLIO


                                      NET
                                  GAIN (LOSS)
                                   ON INVEST-   TOTAL
                           NET       MENTS      FROM     DIVIDENDS  DISTRI-
               NET ASSET  INVEST-    (BOTH       NET     FROM NET   BUTIONS
                 VALUE,    MENT    REALIZED     INVEST-   INVEST-    FROM     TOTAL
PERIOD         BEGINNING  INCOME      AND        MENT      MENT     CAPITAL  DISTRI-
ENDED          OF PERIOD (LOSS)(1) UNREALIZED)  INCOME    INCOME     GAINS   BUTIONS
-----          --------- --------- ----------   ------    ------     -----   -------

                                     CLASS A
                                     -------
11/19/96(5)-
10/31/97 ......   $12.50  $(0.11)    $ 3.51      $3.40    $   --    $   --   $   --
10/31/98 ......    15.90   (0.16)      0.87       0.71        --     (0.11)   (0.11)
10/31/99 ......    16.50   (0.23)      9.86       9.63        --        --       --
10/31/00 ......    26.13   (0.35)      8.65       8.30        --     (3.24)   (3.24)

                                     CLASS B
                                     -------
11/19/96(5)-
10/31/97 ......    12.50   (0.24)      3.54       3.30        --        --       --
10/31/98 ......    15.80   (0.27)      0.87       0.60        --     (0.11)   (0.11)
10/31/99 ......    16.29   (0.37)      9.69       9.32        --        --       --
10/31/00 ......    25.61   (0.56)      8.50       7.94        --     (3.24)   (3.24)

                                    CLASS II
                                    --------
3/06/97(5)-
10/31/97 ......    13.38   (0.17)      2.59       2.42        --        --       --
10/31/98 ......    15.80   (0.27)      0.88       0.61        --     (0.11)   (0.11)
10/31/99 ......    16.30   (0.37)      9.67       9.30        --        --       --
10/31/00 ......    25.60   (0.56)      8.51       7.95        --     (3.24)   (3.24)





                                               RATIO OF NET
                                                INVESTMENT
 NET ASSET          NET ASSETS   RATIO OF        INCOME
   VALUE,             END OF     EXPENSES       (LOSS) TO
   END OF    TOTAL    PERIOD    TO AVERAGE       AVERAGE      PORTFOLIO
   PERIOD   RETURN(2)  (000'S)  NET ASSETS(4)  NET ASSETS(4)  TURNOVER
   ------   ---------  ------   -------------  -------------  --------

                             CLASS A
                             -------

   $15.90    27.20%    $38,537     1.84%(3)(4)   (0.77)%(3)(4)  150%
    16.50     4.55      55,925     1.78(4)       (0.95)(4)      142
    26.13    58.36     100,468     1.76(4)       (1.00)(4)      126
    31.19    32.77     162,801     1.78          (1.07)         134

                             CLASS B
                             -------

    15.80    26.40      48,594     2.47(3)(4)    (1.58)(3)(4)   150
    16.29     3.87      74,998     2.43(4)       (1.60)(4)      142
    25.61    57.21     140,508     2.39(4)       (1.64)(4)      126
    30.31    31.95     217,963     2.43          (1.72)         134

                             CLASS II
                             --------

    15.80    18.09       5,939     2.45(3)(4)    (1.68)(3)(4)   150
    16.30     3.94      10,568     2.43(4)       (1.60)(4)      142
    25.60    57.06      25,331     2.41(4)       (1.65)(4)      126
    30.31    32.01      71,127     2.43          (1.70)         134



------------------
  (1) Calculated  based upon average shares  outstanding
  (2) Total return is not  annualized  and does not reflect sales load
  (3) Annualized
  (4) Net of the following expense reimbursements (based on average net assets):


                                  10/31/97    10/31/98     10/31/99     10/31/00
                                   -------     -------      -------     --------
           A ...................   0.26%        0.27%       0.08%          --
           B ...................   0.32%        0.28%       0.06%          --
           II ..................   0.73%        0.44%       0.10%          --

  (5) Commencement of operations



================================================================================
LARGE-CAP VALUE PORTFOLIO


                                      NET
                                  GAIN (LOSS)
                                   ON INVEST-   TOTAL
                           NET       MENTS      FROM     DIVIDENDS  DISTRI-
               NET ASSET  INVEST-    (BOTH       NET     FROM NET   BUTIONS
                 VALUE,    MENT    REALIZED     INVEST-   INVEST-    FROM     TOTAL
PERIOD         BEGINNING  INCOME      AND        MENT      MENT     CAPITAL  DISTRI-
ENDED          OF PERIOD (LOSS)(1) UNREALIZED)  INCOME    INCOME     GAINS   BUTIONS
-----          --------- --------- ----------   ------    ------     -----   -------

                                     CLASS A
                                     -------
10/15/97(6)-
10/31/97 ......   $12.50  $ 0.01     $(0.65)    $(0.64)   $   --    $   --   $   --
10/31/98 ......    11.86    0.03       0.71       0.74     (0.01)       --    (0.01)
10/31/99 ......    12.59    0.05       1.49       1.54        --     (0.08)   (0.08)
10/31/00 ......    14.05    0.11       1.86       1.97        --     (0.32)   (0.32)



                                     CLASS B
                                     -------
10/15/97(6)-
10/31/97 ......    12.50  $   --      (0.64)     (0.64)       --        --       --
10/31/98 ......    11.86   (0.04)      0.69       0.65        --        --       --
10/31/99 ......    12.51   (0.05)      1.49       1.44        --     (0.08)   (0.08)
10/31/00 ......    13.87    0.02       1.81       1.83        --     (0.32)   (0.32)

                                    CLASS II
                                    --------
10/15/97(6)-
10/31/97 ......    12.50  $   --      (0.64)     (0.64)       --        --       --
10/31/98 ......    11.86   (0.04)      0.69       0.65        --        --       --
10/31/99 ......    12.51   (0.04)      1.48       1.44        --     (0.08)   (0.08)
10/31/00 ......    13.87    0.02       1.82       1.84        --     (0.32)   (0.32)





                                               RATIO OF NET
                                                INVESTMENT
 NET ASSET          NET ASSETS   RATIO OF        INCOME
   VALUE,             END OF     EXPENSES       (LOSS) TO
   END OF    TOTAL    PERIOD    TO AVERAGE       AVERAGE      PORTFOLIO
   PERIOD   RETURN(2)  (000'S)  NET ASSETS(4)  NET ASSETS(4)  TURNOVER
   ------   ---------  ------   -------------  -------------  --------

                             CLASS A
                             -------

   $11.86    (5.12)%   $23,240     1.78%(3)       1.07%(3)      --%
    12.59     6.22      12,921     1.78           0.22           37
    14.05    12.28      15,996     1.78           0.34           42
    15.70    14.36      19,500     1.78(5)        0.76(5)        96



                             CLASS B
                             -------

    11.86    (5.12)      1,325     2.43(3)        0.22(3)        --
    12.51     5.52      28,149     2.43          (0.34)          37
    13.87    11.55      31,422     2.43          (0.33)          42
    15.38    13.52      34,140     2.43(5)        0.13(5)        96

                             CLASS II
                             --------

    11.86    (5.12)        172     2.43(3)        0.53(3)        --
    12.51     5.52       5,823     2.43          (0.31)          37
    13.87    11.55      10,664     2.43          (0.28)          42
    15.39    13.59      19,717     2.43(5)        0.12(5)        96


  (1) Calculated  based upon average shares  outstanding
  (2) Total return is  not  annualized  and does not reflect sales load
  (3) Annualized
  (4) Net of the following expense reimbursements (based on average net assets):


                                 10/31/97    10/31/98     10/31/99     10/31/00
                                 --------    --------     --------     --------
           A ..................   0.58%        0.67%       0.17%        0.20%
           B ..................   1.16%        0.61%       0.16%        0.17%
           II .................   3.22%        1.14%       0.22%        0.25%


  (5) Net of custody credits of 0.01%
  (6) Commencement of operations

================================================================================


--------------------------------------------------------------------------------

VALUE PORTFOLIO


                                      NET
                                  GAIN (LOSS)
                                   ON INVEST-   TOTAL
                           NET       MENTS      FROM     DIVIDENDS  DISTRI-
               NET ASSET  INVEST-    (BOTH       NET     FROM NET   BUTIONS
                 VALUE,    MENT    REALIZED     INVEST-   INVEST-    FROM     TOTAL
PERIOD         BEGINNING  INCOME      AND        MENT      MENT     CAPITAL  DISTRI-
ENDED          OF PERIOD (LOSS)(1) UNREALIZED)  INCOME    INCOME     GAINS   BUTIONS
-----          --------- --------- ----------   ------    ------     -----   -------

                                     CLASS A
                                     -------
11/19/96(5)-
10/31/97 ......   $12.50  $   --     $ 3.59     $ 3.59    $   --    $   --   $   --
10/31/98 ......    16.09      --      (0.51)     (0.51)       --     (0.59)   (0.59)
10/31/99 ......    14.99    0.07       1.76       1.83        --        --       --
10/31/00 ......    16.82    0.04       1.68       1.72        --     (0.77)   (0.77)

                                     CLASS B
                                     -------
11/19/96(5)-
10/31/97 ......    12.50   (0.11)      3.61       3.50        --        --       --
10/31/98 ......    16.00   (0.10)     (0.50)     (0.60)       --     (0.59)   (0.59)
10/31/99 ......    14.81   (0.03)      1.73       1.70        --        --       --
10/31/00 ......    16.51    0.06       1.51       1.57        --     (0.77)   (0.77)

                                    CLASS II
                                    --------
03/06/97(5)-
10/31/97 ......    13.56   (0.08)      2.52       2.44        --        --       --
10/31/98 ......    16.00   (0.11)     (0.49)     (0.60)       --     (0.59)   (0.59)
10/31/99 ......    14.81   (0.03)      1.73       1.70        --        --       --
10/31/00 ......    16.51    0.07       1.49       1.56        --     (0.77)   (0.77)





                                               RATIO OF NET
                                                INVESTMENT
 NET ASSET          NET ASSETS   RATIO OF        INCOME
   VALUE,             END OF     EXPENSES       (LOSS) TO
   END OF    TOTAL    PERIOD    TO AVERAGE       AVERAGE      PORTFOLIO
   PERIOD   RETURN(2)  (000'S)  NET ASSETS(4)  NET ASSETS(4)  TURNOVER
   ------   ---------  ------   -------------  -------------  -------

                             CLASS A
                             -------

   $16.09    28.72%   $ 48,377     1.84%(3)         --%(3)       48%
    14.99    (3.32)     71,116     1.78          (0.01)          69
    16.82    12.21      58,581     1.77           0.43          118
    17.77    10.73      52,062     1.78           0.25           95

                             CLASS B
                             -------

    16.00    28.00   77,534        2.46(3)       (0.74)(3)       48
    14.81    (3.92) 111,030        2.43          (0.66)          69
    16.51    11.48   95,112        2.40          (0.19)         118
    17.31    10.00   79,261        2.43           0.39           95

                             CLASS II
                             --------

    16.00    17.99       9,384     2.45(3)       (0.78)(3)       48
    14.81    (3.92)     15,260     2.43          (0.66)          69
    16.51    11.48      12,976     2.42          (0.21)         118
    17.30     9.93      14,652     2.43           0.40           95


---------------------
  (1) Calculated  based upon average shares  outstanding
  (2) Total return is not  annualized  and does not reflect sales load
  (3) Annualized
  (4) Net of the following expense reimbursements (based on average net assets):


                                 10/31/97    10/31/98     10/31/99     10/31/00
                                  -------     -------      -------     -------
           A ...................  0.28%        0.17%       0.04%         0.09%
           B ...................  0.34%        0.19%       0.02%         0.07%
           II ..................  0.63%        0.21%       0.13%         0.11%

  (5) Commencement of operations



================================================================================
SMALL-CAP VALUE PORTFOLIO


                                      NET
                                  GAIN (LOSS)
                                   ON INVEST-   TOTAL
                           NET       MENTS      FROM     DIVIDENDS  DISTRI-
               NET ASSET  INVEST-    (BOTH       NET     FROM NET   BUTIONS
                 VALUE,    MENT    REALIZED     INVEST-   INVEST-    FROM     TOTAL
PERIOD         BEGINNING  INCOME      AND        MENT      MENT     CAPITAL  DISTRI-
ENDED          OF PERIOD (LOSS)(1) UNREALIZED)  INCOME    INCOME     GAINS   BUTIONS
-----          --------- --------- ----------   ------    ------     -----   -------

                                     CLASS A
                                     -------
10/15/97(5)-
10/31/97 .......  $12.50  $ 0.01     $(0.37)    $(0.36)   $   --        --   $   --
10/31/98 .......   12.14    0.05      (1.36)     (1.31)    (0.01)       --    (0.01)
10/31/99 .......   10.82    0.05       0.83       0.88        --        --       --
10/31/00 .......   11.70    0.07       2.15       2.22        --        --       --

                                     CLASS B
                                     -------
10/15/97(5)-
10/31/97 .......   12.50    0.01      (0.38)     (0.37)       --        --       --
10/31/98 .......   12.13   (0.05)     (1.33)     (1.38)    (0.01)       --    (0.01)
10/31/99 .......   10.74   (0.03)      0.83       0.80        --        --       --
10/31/00 .......   11.54   (0.02)      2.13       2.11        --        --       --

                                    CLASS II
                                    --------
10/15/97(5)-
10/31/97 .......   12.50    0.01      (0.37)     (0.36)       --        --       --
10/31/98 .......   12.14   (0.06)     (1.33)     (1.39)    (0.01)       --    (0.01)
10/31/99 .......   10.74   (0.03)      0.84       0.81        --        --       --
10/31/00 .......   11.55   (0.02)      2.13       2.11        --        --       --





                                               RATIO OF NET
                                                INVESTMENT
 NET ASSET          NET ASSETS   RATIO OF        INCOME
   VALUE,             END OF     EXPENSES       (LOSS) TO
   END OF    TOTAL    PERIOD    TO AVERAGE       AVERAGE      PORTFOLIO
   PERIOD   RETURN(2)  (000'S)  NET ASSETS(4)  NET ASSETS(4)  TURNOVER
   ------   ---------  ------   -------------  -------------  --------




   $12.14    (2.88)%   $21,346     1.78%(3)       2.57%(3)       --%
    10.82   (10.79)     15,051     1.78           0.42           50
    11.70     8.13      15,473     1.78           0.39          102
    13.92    18.97      17,188     1.78           0.52           67




    12.13    (2.96)      3,112     2.43(3)        1.75(3)        --
    10.74   (11.40)     25,954     2.43          (0.44)          50
    11.54     7.45      22,601     2.43          (0.26)         102
    13.65    18.28      22,593     2.43          (0.12)          67




    12.14    (2.88)        525     2.43(3)        1.75(3)        --
    10.74   (11.47)      5,968     2.43          (0.48)          50
    11.55     7.54       7,230     2.43          (0.26)         102
    13.66    18.27      12,195     2.43          (0.16)          67



-----------------
  (1) Calculated  based upon average shares  outstanding
  (2) Total return is not  annualized  and does not reflect sales load
  (3) Annualized
  (4) Net of the following expense reimbursements (based on average net assets):


                                 10/31/97    10/31/98     10/31/99     10/31/00
                                  -------     -------      -------     -------
           A ..................   0.57%        0.66%       0.29%         0.25%
           B ..................   0.74%        0.62%       0.31%         0.25%
           II .................   1.42%        1.05%       0.36%         0.31%

  (5) Commencement of operations

================================================================================


--------------------------------------------------------------------------------


FOCUSED GROWTH PORTFOLIO


                                      NET
                                  GAIN (LOSS)
                                   ON INVEST-   TOTAL
                           NET       MENTS      FROM     DIVIDENDS  DISTRI-
               NET ASSET  INVEST-    (BOTH       NET     FROM NET   BUTIONS
                 VALUE,    MENT    REALIZED     INVEST-   INVEST-    FROM     TOTAL
PERIOD         BEGINNING  INCOME      AND        MENT      MENT     CAPITAL  DISTRI-
ENDED          OF PERIOD (LOSS)(1) UNREALIZED)  INCOME    INCOME     GAINS   BUTIONS
-----          --------- --------- ----------   ------    ------     -----   -------

                                     CLASS A
                                     -------
06/08/98(5)-
10/31/98 ......   $12.50  $(0.01)    $ 0.11      $0.10    $   --    $   --   $   --
10/31/99 ......    12.60   (0.12)      6.75       6.63        --        --       --
10/31/00 ......    19.23   (0.19)      2.54       2.35        --     (0.09)   (0.09)

                                     CLASS B
                                     -------
06/08/98(5)-
10/31/98 ......    12.50   (0.04)      0.10       0.06        --        --       --
10/31/99 ......    12.56   (0.23)      6.72       6.49        --        --       --
10/31/00 ......    19.05   (0.34)      2.52       2.18        --     (0.09)   (0.09)

                                    CLASS II
                                    --------
06/08/98(5)-
10/31/98 ......    12.50   (0.04)      0.10       0.06        --        --       --
10/31/99 ......    12.56   (0.23)      6.72       6.49        --        --       --
10/31/00 ......    19.05   (0.35)      2.53       2.18        --     (0.09)   (0.09)





                                               RATIO OF NET
                                                INVESTMENT
 NET ASSET          NET ASSETS   RATIO OF        INCOME
   VALUE,             END OF     EXPENSES       (LOSS) TO
   END OF    TOTAL    PERIOD    TO AVERAGE       AVERAGE      PORTFOLIO
   PERIOD   RETURN(2)  (000'S)  NET ASSETS(4)  NET ASSETS(4)  TURNOVER
   ------   ---------  ------   -------------  -------------  --------

                             CLASS A
                             -------

   $12.60     0.80%   $ 29,770     1.45%(3)      (0.21)%(3)     106%
    19.23    52.62     169,734     1.45           (.70)         161
    21.49    12.23     401,754     1.54(5)       (0.81)(5)      228

                             CLASS B
                             -------

    12.56     0.48      45,817     2.10(3)       (0.92)%(3)     106
    19.05    51.67     271,531     2.10          (1.34)         161
    21.14    11.45     641,205     2.19(5)       (1.46)(5)      228

                             CLASS II
                             --------

    12.56     0.48      35,387     2.10(3)       (0.93)%(3)     106
    19.05    51.67     261,536     2.10          (1.34)         161
    21.14    11.45     793,146     2.20(5)       (1.46)(5)      228



------------------
      (1) Calculated  based upon average shares  outstanding
      (2) Total return is not annualized and does not reflect sales load
      (3) Annualized
      (4) Net of the following expense reimbursements (based on average net assets):


                                       10/31/98    10/31/99     10/31/00
                                       --------    --------     --------
           A ........................    0.32%       0.18%        0.05%
           B ........................    0.32%       0.16%        0.04%
           II .......................    0.32%       0.17%        0.04%

      (5) Commencement of operations



================================================================================

FOCUSED TECHNET PORTFOLIO

                                      NET
                                  GAIN (LOSS)
                                   ON INVEST-   TOTAL
                           NET       MENTS      FROM     DIVIDENDS  DISTRI-
               NET ASSET  INVEST-    (BOTH       NET     FROM NET   BUTIONS
                 VALUE,    MENT    REALIZED     INVEST-   INVEST-    FROM     TOTAL
PERIOD         BEGINNING  INCOME      AND        MENT      MENT     CAPITAL  DISTRI-
ENDED          OF PERIOD (LOSS)(1) UNREALIZED)  INCOME    INCOME     GAINS   BUTIONS
-----          --------- --------- ----------   ------    ------     -----   -------

                                     CLASS A
                                     -------
5/22/00(6)-
10/31/00 .......  $12.50  $(0.11)    $ 3.13     $ 3.02    $   --    $   --   $   --

                                     CLASS B
                                     -------
5/22/00(6)-
10/31/00 .......   12.50   (0.17)      3.14       2.97        --        --       --

                                    CLASS II
                                     -------
5/22/00(6)-
10/31/00 .......   12.50   (0.17)      3.14       2.97        --        --       --




                                              RATIO OF NET
                                               INVESTMENT
 NET ASSET          NET ASSETS   RATIO OF        INCOME
  VALUE,             END OF     EXPENSES       (LOSS) TO
  END OF    TOTAL    PERIOD    TO AVERAGE       AVERAGE      PORTFOLIO
  PERIOD   RETURN(2)  (000'S)  NET ASSETS(4)  NET ASSETS(4)  TURNOVER
  ------   ---------  ------   -------------  -------------  --------

                                    CLASS A
                                    -------

  $15.52    24.16%    $89,371     1.97%(3)(5)   (1.30)%(3)(5)  176%


                                    CLASS B
                                    -------
   15.47    23.76      70,073     2.62(3)(5)    (1.97)(3)(5)   176


                                    CLASS II
                                    --------
   15.47    23.76      86,105     2.62(3)(5)    (1.97)(3)(5)   176

------------------
  (1) Calculated  based upon average shares  outstanding
  (2) Total return is not  annualized  and does not reflect sales load
  (3) Annualized
  (4) Net of the following expense reimbursements (based on average net assets):

                                                           10/31/00
                                                           --------
           A ...........................................     0.30%
           B ...........................................     0.31%
           C ...........................................     7.91%
           II ..........................................     0.31%

  (5) Net of  custody  credits  of  0.02%  for  Focused  Technet Portfolio.
  (6) Commencement of operations

================================================================================


--------------------------------------------------------------------------------

FOCUSED GROWTH AND INCOME PORTFOLIO


                                      NET
                                  GAIN (LOSS)
                                   ON INVEST-   TOTAL
                           NET       MENTS      FROM     DIVIDENDS  DISTRI-
               NET ASSET  INVEST-    (BOTH       NET     FROM NET   BUTIONS
                 VALUE,    MENT    REALIZED     INVEST-   INVEST-    FROM     TOTAL
PERIOD         BEGINNING  INCOME      AND        MENT      MENT     CAPITAL  DISTRI-
ENDED          OF PERIOD (LOSS)(1) UNREALIZED)  INCOME    INCOME     GAINS   BUTIONS
-----          --------- --------- ----------   ------    ------     -----   -------

                                     CLASS A
                                     -------
10/15/97(6)-
10/31/97 ......   $12.50  $ 0.01     $(0.53)    $(0.52)   $   --    $   --   $   --
10/31/98 ......    11.98    0.03       1.04       1.07     (0.01)       --    (0.01)
10/31/99 ......    13.04   (0.04)      4.30       4.26        --     (0.18)   (0.18)
10/31/00 ......    17.12   (0.13)      3.51       3.38        --     (0.98)   (0.98)

                                     CLASS B
                                     -------
10/15/97(6)-
10/31/97 ......    12.50      --      (0.54)     (0.54)       --        --       --
10/31/98 ......    11.96   (0.07)      1.08       1.01     (0.01)       --    (0.01)
10/31/99 ......    12.96   (0.13)      4.25       4.12        --     (0.18)   (0.18)
10/31/00 ......    16.90   (0.26)      3.46       3.20        --     (0.98)   (0.98)

                                    CLASS II
                                    --------
10/15/97(6)-
10/31/97 ......    12.50      --      (0.53)     (0.53)       --        --       --
10/31/98 ......    11.97   (0.07)      1.06       0.99     (0.01)       --    (0.01)
10/31/99 ......    12.95   (0.14)      4.26       4.12        --     (0.18)   (0.18)
10/31/00 ......    16.89   (0.26)      3.46       3.20        --     (0.98)   (0.98)





                                               RATIO OF NET
                                                INVESTMENT
 NET ASSET          NET ASSETS   RATIO OF        INCOME
   VALUE,             END OF     EXPENSES       (LOSS) TO
   END OF    TOTAL    PERIOD    TO AVERAGE       AVERAGE      PORTFOLIO
   PERIOD   RETURN(2)  (000'S)  NET ASSETS(4)  NET ASSETS(4)  TURNOVER
   ------   ---------  ------   -------------  -------------  --------

                             CLASS A
                             -------

   $11.98    (4.16)%   $23,593     1.78%(3)       1.35%(3)        2%
    13.04     8.95       9,799     1.78           0.22           98
    17.12    33.10      29,281     1.54(5)       (0.26)(5)      165
    19.52    19.88      62,164     1.45          (0.62)         121

                             CLASS B
                             -------

    11.96    (4.32)        941     2.43(3)        0.29(3)         2
    12.96     8.43      16,157     2.43          (0.52)          98
    16.90    32.21      39,636     2.20(5)       (0.87)(5)      165
    19.12    19.03      83,480     2.10          (1.27)         121

                             CLASS II
                             --------

    11.97    (4.24)        143     2.43(3)        0.54(3)         2
    12.95     8.26       2,490     2.43          (0.53)          98
    16.89    32.24      15,619     2.16(5)       (0.97)(5)      165
    19.11    19.04      69,826     2.10          (1.26)         121


---------------------
  (1) Calculated  based upon average shares  outstanding
  (2) Total return is not  annualized  and does not reflect sales load
  (3) Annualized
  (4) Net of the following expense reimbursements (based on average net assets):


                               10/31/97    10/31/98     10/31/99     10/31/00
                               --------    --------     --------     --------
           A ................    0.58%       0.62%        0.37%        0.34%
           B ................    1.26%       0.67%        0.44%        0.32%
           II ...............    3.12%       2.11%        0.60%        0.35%

  (5) Net of custody credits of 0.01%
  (6) Commencement of operations



================================================================================

FOCUSED VALUE PORTFOLIO

                                      NET
                                  GAIN (LOSS)
                                   ON INVEST-   TOTAL
                           NET       MENTS      FROM     DIVIDENDS  DISTRI-
               NET ASSET  INVEST-    (BOTH       NET     FROM NET   BUTIONS
                 VALUE,    MENT    REALIZED     INVEST-   INVEST-    FROM     TOTAL
PERIOD         BEGINNING  INCOME      AND        MENT      MENT     CAPITAL  DISTRI-
ENDED          OF PERIOD (LOSS)(1) UNREALIZED) OPERATIONS INCOME     GAINS   BUTIONS
-----          --------- --------- ----------  ---------- ------     -----   -------
                                     CLASS A
                                     -------
11/01/99(6)-
10/31/00 ........ $12.50  $ 0.03     $ 3.73     $ 3.76    $   --    $   --   $   --

                                     CLASS B
                                     -------
11/01/99(6)-
10/31/00 ........  12.50   (0.07)      3.73       3.66        --        --       --

                                    CLASS II
                                    --------
11/01/99(6)-
10/31/00 ........  12.50   (0.08)      3.74       3.66        --        --       --




                                               RATIO OF NET
                                                INVESTMENT
  NET ASSET          NET ASSETS   RATIO OF        INCOME
   VALUE,             END OF     EXPENSES       (LOSS) TO
   END OF    TOTAL    PERIOD    TO AVERAGE       AVERAGE      PORTFOLIO
   PERIOD   RETURN(2)  (000'S)  NET ASSETS(4)  NET ASSETS(4)  TURNOVER
   ------   ---------  ------   -------------  -------------  --------
                             CLASS A
                             -------

   $16.26    30.08%    $40,755     1.55%(3)(5)    0.19%(3)(5)   220%

                             CLASS B
                             -------

    16.16    29.28      33,418     2.20(3)(5)    (0.52)(3)(5)   220

                             CLASS II
                             --------

    16.16    29.28      73,484     2.20(3)(5)    (0.53)(3)(5)   220




-------------------
  (1) Calculated  based upon average shares  outstanding
  (2) Total return is not  annualized  and does not reflect sales load
  (3) Annualized
  (4) Net of the following expense reimbursements (based on average net assets):


                                                          10/31/00
                                                          ----------
           A .........................................      0.50%
           B .........................................      0.59%
           II ........................................      0.50%

  (5) Net of custody credits of 0.01%
  (6) Commencement of operations

================================================================================


--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

                                      NET
                                  GAIN (LOSS)
                                   ON INVEST-   TOTAL
                           NET       MENTS      FROM     DIVIDENDS  DISTRI-
               NET ASSET  INVEST-    (BOTH       NET     FROM NET   BUTIONS
                 VALUE,    MENT    REALIZED     INVEST-   INVEST-    FROM     TOTAL
PERIOD         BEGINNING  INCOME      AND        MENT      MENT     CAPITAL  DISTRI-
ENDED          OF PERIOD (LOSS)(1) UNREALIZED)  INCOME    INCOME     GAINS   BUTIONS
-----          --------- --------- ----------   ------    ------     -----   -------

                                     CLASS A
                                     -------
11/19/96(6)-
10/31/97 ......   $12.50  $ 0.01     $(0.05)    $(0.04)   $   --    $   --   $   --
10/31/98 ......    12.46   (0.01)     (0.01)     (0.02)       --     (0.22)   (0.22)
10/31/99 ......    12.22   (0.03)      2.12       2.09        --     (0.05)   (0.05)
10/31/00 ......    14.26   (0.11)      0.29       0.18        --        --       --

                                     CLASS B
                                     -------
11/19/96(6)-
10/31/97 ......    12.50   (0.09)     (0.03)     (0.12)       --        --       --
10/31/98 ......    12.38   (0.09)        --      (0.09)       --     (0.22)   (0.22)
10/31/99 ......    12.07   (0.12)      2.08       1.96        --     (0.05)   (0.05)
10/31/00 ......    13.98   (0.22)      0.31       0.09        --        --       --

                                    CLASS II
                                    --------
3/06/97(6)-
10/31/97 ......    12.60   (0.07)     (0.15)     (0.22)       --        --       --
10/31/98 ......    12.38   (0.09)        --      (0.09)       --     (0.22)   (0.22)
10/31/99 ......    12.07   (0.13)      2.10       1.97        --     (0.05)   (0.05)
10/31/00 ......    13.99   (0.21)      0.30       0.09        --        --       --



                                               RATIO OF NET
                                                INVESTMENT
  NET ASSET          NET ASSETS   RATIO OF        INCOME
   VALUE,             END OF     EXPENSES       (LOSS) TO
   END OF    TOTAL    PERIOD    TO AVERAGE       AVERAGE      PORTFOLIO
   PERIOD   RETURN(2)  (000'S)  NET ASSETS(4)  NET ASSETS(4)  TURNOVER
   ------   ---------  ------   -------------  -------------  --------

                             CLASS A
                             -------

   $12.46    (0.32)%   $24,365     2.10%(3)       0.07%(3)       70%
    12.22    (0.09)     28,418     2.03          (0.11)         114
    14.26    17.15      29,324     2.03          (0.23)         102
    14.44     1.26      49,085     2.03(5)       (0.72)(5)       89

                             CLASS B
                             -------

    12.38    (0.96)     42,656     2.72(3)       (0.69)(3)       70
    12.07    (0.67)     47,817     2.68          (0.74)         114
    13.98    16.29      47,342     2.68          (0.92)         102
    14.07     0.64      48,901     2.68(5)       (1.37)(5)       89

                             CLASS II
                             --------

    12.38    (1.75)      4,459     2.70(3)       (0.75)(3)       70
    12.07    (0.67)      7,982     2.68          (0.71)         114
    13.99    16.37      11,709     2.68          (0.95)         102
    14.08     0.64      20,367     2.68(5)       (1.30)(5)       89


---------------------
  (1) Calculated  based upon average shares  outstanding
  (2) Total return is not  annualized  and does not reflect sales load
  (3) Annualized
  (4) Net of the following expense reimbursements (based on average net assets):


                                10/31/97    10/31/98     10/31/99    10/31/00
                                 -------     -------      -------     -------
           A ..................  0.37%        0.45%       0.25%        0.04%
           B ..................  0.45%        0.48%       0.24%        0.04%
           II .................  0.87%        0.55%       0.33%        0.10%

  (5) Net of custody credits of 0.01%
  (6) Commencement of operations

                      [This page intentionally left blank]

                      [This page intentionally left blank]

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:


     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the last applicable period.


     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios by contacting:

         SunAmerica Fund Services, Inc.
         Mutual Fund Operations
         The SunAmerica Center
         733 Third Avenue
         New York, New York 10017-3204
         1-800-858-8850, extension 5660

or
by calling your broker or financial advisor.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services

INVESTMENT COMPANY ACT                             [GRAPHIC OMITTED] SUNAMERICA
File No. 811-07797                                                MUTUAL FUNDS

--------------------------------------------------------------------------------

          MARCH 5, 2001                      PROSPECTUS
--------------------------------------------------------------------------------


       SUNAMERICA STYLE SELECT SERIES(R)

               o FOCUSED GROWTH PORTFOLIO

               o FOCUSED TECHNET PORTFOLIO
               o FOCUSED GROWTH AND INCOME PORTFOLIO
               o FOCUSED VALUE PORTFOLIO











The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.










                                                     [logo omitted] SunAmerica
                                                                    Mutual Funds

                   TABLE OF CONTENTS
--------------------------------------------------------------------------------
                   FUND HIGHLIGHTS ..............................    2

                   SHAREHOLDER ACCOUNT INFORMATION ..............   10

                   MORE INFORMATION ABOUT THE PORTFOLIOS ........   18

                        INVESTMENT STRATEGIES ...................   18

                        GLOSSARY ................................   20

                            INVESTMENT TERMINOLOGY ..............   20

                            RISK TERMINOLOGY ....................   21

                   FUND MANAGEMENT ..............................   22

                   INFORMATION ABOUT ADVISERS ...................   23

                   FINANCIAL HIGHLIGHTS .........................   27









                                                     [logo omitted] SunAmerica
                                                                    Mutual Funds

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q&A

The following questions and answers are designed to give you an overview of SunAmerica Style Select Series, Inc. (the "Fund"), and to provide you with information about four of the Fund's separate Portfolios and their investment goals, principal investment strategies, and principal investment techniques. Each goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in chart form, under "More Information About the Portfolios," which starts on page 18, and the glossary that follows on page 20.


Q:  WHAT  ARE  THE  PORTFOLIOS'   INVESTMENT  GOALS,  PRINCIPAL  STRATEGIES  AND
TECHNIQUES? A:

                                             PRINCIPAL
                         INVESTMENT          INVESTMENT         PRINCIPAL INVESTMENT
     FUND                   GOAL              STRATEGY               TECHNIQUES
     ----                   ----              --------               -----------
     FOCUSED           long-term             growth and        active trading of equity
     GROWTH            growth of             focus             securities selected on the
     PORTFOLIO*        capital                                 basis of growth criteria,
                                                               without regard to market
                                                               capitalization

     FOCUSED           long-term             growth and        active trading of equity
     TECHNET           growth of             focus             securities of companies that
     PORTFOLIO         capital                                 demonstrate the potential
                                                               for long-term growth of
                                                               capital and that the
                                                               Advisers believe will
                                                               benefit significantly from
                                                               technological advances or
                                                               improvements, without
                                                               regard to market
                                                               capitalization

     FOCUSED GROWTH    long-term             growth, value     active trading of equity
     AND               growth of             and focus         securities selected to achieve
     INCOME            capital and                             a blend of growth
     PORTFOLIO         current income                          companies, value companies
                                                               and companies that the
                                                               Advisers believe have
                                                               elements of growth and
                                                               value issued by large-cap
                                                               companies. Each Adviser may
                                                               emphasize either a growth
                                                               orientation or a value
                                                               orientation at any
                                                               particular time.

     FOCUSED           long-term             value and         active trading of equity
     VALUE             growth of             focus             securities selected on the
     PORTFOLIO         capital                                 basis of value criteria,
                                                               without regard to market
                                                               capitalization

--------------------------------------------------------------------------------

       A FOCUS strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each FOCUSED GROWTH PORTFOLIO Adviser, FOCUSED TECHNET PORTFOLIO Adviser and FOCUSED VALUE PORTFOLIO Adviser will invest in ten stocks, while each FOCUSED GROWTH AND INCOME PORTFOLIO Adviser may invest in up to 30 stocks. Each Adviser may purchase additional financial instruments for the purposes of cash management or to hedge a security in the Portfolio.

       When deemed appropriate by an Adviser, a Portfolio may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

       The "GROWTH" ORIENTED philosophy to which the Focused Growth and Focused TechNet Portfolios subscribe, and to which the Focused Growth and Income Portfolio partially subscribes --that of investing in securities believed to offer the potential for long-term growth of capital--focuses on securities considered to have a historical record of above-average growth rate; to have significant growth potential; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

       The "VALUE"  ORIENTED  philosophy  to which the Focused  Value  Portfolio subscribes and the Focused Growth and Income Portfolio partly subscribes--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

       MARKET   CAPITALIZATION   represents   the  total  market  value  of  the
outstanding securities of a corporation.



--------------------------------------------------------------------------------

       * Previously named the Focus Portfolio.

================================================================================


--------------------------------------------------------------------------------

ADDITIONAL   INFORMATION  ABOUT  THE  FOCUSED  TECHNET   PORTFOLIO'S   PRINCIPAL
INVESTMENT TECHNIQUES

The Portfolio will invest in up to thirty companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Technology companies include companies in many industries that rely extensively on technology in their product development or operations, are expected to benefit from technological advances and improvements, or may be experiencing growth in sales and earnings driven by technology related research, products or services.

The broad industry categories in which technology companies may be found include computer software and hardware, network and capital broadcasting, internet and internet-related businesses, the development, production, sale, and distribution of goods or services used in the broadcast and media industries, communications services or equipment, the design, manufacture, or sale of electric components, defense and data storage and retrieval, healthcare and biotechnology. The relative size of the Portfolio's investment within these industries will vary from time to time, and at times, one of these industries may not be represented in the Portfolio's holdings.


Under normal market conditions, all of the Portfolio's holdings will be in technology companies. Among these, the Portfolio will significantly invest in internet and internet-related businesses. These companies include e-commerce enterprises as well as those that develop services and products for the internet. The Advisers may rotate the Portfolio's holdings out of internet or internet-related companies for temporary defensive purposes or, if market conditions warrant.


MARKET CAPITALIZATION RANGES


Companies are determined to be large-cap companies, mid-cap companies or small-cap companies based upon the market capitalization range prescribed by the Style Box category designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization range over time as market conditions and broad market valuations vary. The Portfolios' market capitalization ranges will change as the Morningstar categories vary. Currently, the market capitalization ranges are as follow: $1.4 billion or less for the Small-Cap Category; between $1.4 billion and $9.9 billion for the Mid-Cap category; and $9.9 billion or more for the Large-Cap Category. The median market capitalization of the companies within the Portfolio will fall within its applicable range.


Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the chart on page 18 describes various additional risks.


     RISKS OF INVESTING IN EQUITY SECURITIES

     All of the Portfolios invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.


     RISKS OF INVESTING IN TECHNOLOGY COMPANIES

     Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than a fund that does not invest in technology companies.

     RISKS OF NON-DIVERSIFICATION

     Each Portfolio is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

     ADDITIONAL RISK SPECIFIC TO THE FOCUSED TECHNET PORTFOLIO

     Stocks of smaller companies may be more volatile than, and not as readily marketable as, those of larger companies.

     ADDITIONAL PRINCIPAL RISKS


     Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank or SunAmerica or SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goal. If the value of the assets of a Portfolio goes down, you could lose money.

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FUND HIGHLIGHTS
--------------------------------------------------------------------------------


The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Focused Growth, Focused Growth and Income and Focused Value Portfolios by showing changes in the Portfolio's performance from calendar year to calendar year, and compare the Portfolios' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information for the Focused TechNet Portfolio is not shown because it has not been in operation for a full calendar year.


FOCUSED GROWTH PORTFOLIO (CLASS B)

During the period shown in the bar chart, the highest return for a quarter ended was 31.61% (quarter ended 12/31/99) and the lowest return for a quarter was -16.71% (quarter ended 12/31/00).


[Table below represents line chart in its printed piece]

 1999            2000
 ----            ----
57.63%         -19.61%


Average Annual Total Returns
(as of the calendar year                               Past One    Return Since
ended December 31, 2000)                                 Year      Inception****
Focused Growth Portfolio*                 Class A      -23.73%        16.34%
                                          Class B      -23.63%        17.37%
                                          Class II     -21.21%        17.81%
S&P 500 Index**                                        -10.17%        06.79%
Morningstar Large-Cap Growth Category***               -13.92%        12.35%


       * Includes sales charges.

      ** The S&P  500(R) is  the  Standard & Poor's 500  Composite  Stock  Price
         Index, a widely recognized, unmanaged index of common stock prices.

     *** Developed by  Morningstar,  the Morningstar  Large-Cap  Growth category currently reflects a group of 223 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

    **** Class A, B and II shares commenced offering on June 8, 1998.

================================================================================



--------------------------------------------------------------------------------


FOCUSED GROWTH AND INCOME PORTFOLIO (CLASS B)


During the period shown in the bar chart, the highest return for a quarter was 45.62% (quarter ended 12/31/99) and the lowest return for a quarter was -17.03% (quarter ended 12/31/00).



[Table below represents line chart in its printed piece]

1998       1999            2000
----       ----            ----
12.38%    57.18%          -16.71


Average Annual Total Returns


(as of the calendar year                              Past One     Return Since
ended December 31, 2000)                                Year       Inception****
Focused Growth and Income Portfolio*      Class A      -20.96%        11.81%
                                          Class B      -20.88%        12.43%
                                          Class II     -18.38%        12.77%
S&P 500 Index**                                        -10.17%        10.24%
Morningstar Large-Cap Blend Category***                 -7.17%        11.70%

       * Includes sales charges.

      ** The S&P  500(R) is  the  Standard & Poor's 500  Composite  Stock Price
         Index, a widely recognized, unmanaged index of common stock prices.

     *** Developed by  Morningstar,  the  Morningstar  Large-Cap  Blend Category
         currently reflects a group of 429 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

    **** Class A, B and C shares  commenced  offering  on October 15,  1997.  On
         December 1, 1998, the Class C shares were redesignated Class II shares.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


FOCUSED VALUE PORTFOLIO  (CLASS B)


During the period shown in the bar chart, the highest return for a quarter was 12.94% (quarter ended 12/31/00) and the lowest return for a quarter was 2.83% (quarter ended 6/30/00).


[Figure below represents line chart in its printed piece]

 '00
 ---
30.47%


Average Annual Total Returns
(as of the calendar year                              Past One    Return Since
ended December 31, 2000)                                Year      Inception****
Large-Cap Value Portfolio*                 Class A      23.65%        25.35%
                                           Class B      25.47%        27.81%
                                           Class II     28.17%        29.97%
Russell 1000 Value Index**                               7.02%         5.71%
Morningstar Large-Cap Value Category***                  5.32%         6.79%

   * Includes sales charges.

  ** The Russell 1000(R) Value  Index measures the performance of those  Russell
      1000 companies with lower price-to-book ratios and lower forecasted growth values.

 ***  Developed  by  Morningstar,   the  Morningstar  Large-Cap  Value  Category
      currently reflects a group of 263 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

****  Class A, B and II shares commenced offering on November 1, 1999.

================================================================================


--------------------------------------------------------------------------------


Q:   WHAT ARE THE PORTFOLIOS' EXPENSES?

A:   The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.


                                                                                                            Focused Growth and
                                                Focused Growth Portfolio   Focused Tech Net Portfolio        Income Portfolio
                                                -------------------------  --------------------------        ----------------
                                               Class A  Class B  Class II  Class A  Class B  Class II   Class A  Class B  Class II
                                               -------  -------  --------  -------  -------  --------  --------  -------  --------
        Shareholder Fees (fees paid
        directly from your investment)
         Maximum Sales Charge (Load)            5.75%    5.00%     2.00%    5.75%     5.00%     2.00%    5.75%     5.00%    2.00%
          Maximum Sales Charge (Load)
          Imposed on Purchases (as a
          percentage of offering price)(1)      5.75%    None      1.00%    5.75%     None      1.00%    5.75%     None     1.00%
          Maximum Deferred Sales Charge
          (Load) (as a percentage of amount
          redeemed)(2)                          None     5.00%     1.00%    None      5.00%     1.00%    None      5.00%    1.00%
          Maximum Sales Charge (Load)
          Imposed on Reinvested Dividends       None     None      None     None      None      None     None      None     None
          Redemption Fee(3)                     None     None      None     None      None      None     None      None     None
          Exchange Fee                          None     None      None     None      None      None     None      None     None
          Maximum Account Fee                   None     None      None     None      None      None     None      None     None
        ANNUAL FUND OPERATING EXPENSES
        (EXPENSES THAT ARE DEDUCTED FROM
        FUND ASSETS)
          Management Fees                       0.85%    0.85%     0.85%    1.25%     1.25%     1.25%    1.00%     1.00%    1.00%
          Distribution (and/or Service)
          (12b-1) Fees(4)                       0.35%    1.00%     1.00%    0.35%     1.00%     1.00%    0.35%     1.00%    1.00%
          Other Expenses                        0.39%    0.38%     0.39%    0.67%     0.68%     0.68%    0.44%     0.42%    0.45%
                                                ----     -----    -----     ----      -----     ----     ----      -----    -----
        Total Annual Fund Operating
        Expenses                                1.59%    2.23%     2.24%    2.27%    2.93%      2.93%    1.79%     2.42%    2.45%
                                                ====     ====      ====     ====     ====       ====     ====      ====     =====
        Expense Reimbursement                   0.05%    0.04%     0.04%    0.30%    0.31%      0.31%    0.34%     0.32%    0.35%
        Net Expenses(5)                         1.54%    2.19%     2.20%    1.97%    2.62%      2.62%    1.45%     2.10%    2.10%

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 10 for more information about the CDSCs.

(3) A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratio set forth above. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

================================================================================


FUND HIGHLIGHTS
--------------------------------------------------------------------------------


                                                              Focused Value Portfolio
                                                           ----------------------------
                                                           Class A    Class B   Class II
                                                           -------    -------   --------
              SHAREHOLDER FEES (FEES PAID
              DIRECTLY FROM YOUR INVESTMENT)
              Maximum Sales Charge (Load) ................   5.75%       5.00%     2.00%
              Maximum Sales Charge (Load) Imposed
               on Purchases (as a percentage of
               offering price)(1) ........................   5.75%       None      1.00%

              Maximum Deferred Sales Charge (Load)
              (as a percentage of amount redeemed)(2) ....   None        5.00%     1.00%
              Maximum Sales Charge (Load)
              Imposed on Reinvested Dividends ............   None        None      None
              Redemption Fee(3) ..........................   None        None      None
              Exchange Fee ...............................   None        None      None
              Maximum Account Fee ........................   None        None      None
              ANNUAL FUND OPERATING EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM
              PORTFOLIO ASSETS)
              Management Fees ............................   1.00%       1.00%     1.00%
              Distribution and Service (12b-1) Fees(4) ...   0.35%       1.00%     1.00%
              Other Expenses(5) ..........................   0.70%       0.79%     0.70%
                                                             ----        ----      ----

              Total Annual Portfolio Operating
                Expenses(5)(6) ...........................   2.05%       2.79%     2.70%
                                                             ====        ====      ====
              Expense Reimbursement ......................   0.50%       0.59%     0.50%
              Net Expenses (5) ...........................   1.55%       2.20%     2.20%


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 9 for more information on the CDSCs.

(3) A $15.00 fee is imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. (5) Estimated.

(6) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the Total Annual Portfolio Operating Expenses ratios set forth above. SunAmerica will waive fees and reimbursements should the Total Annual Portfolio be higher than estimated. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

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--------------------------------------------------------------------------------


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:


                                                              1 year     3 years    5 years    10 years
                                                              ------     -------    -------    --------
                     FOCUSED GROWTH PORTFOLIO
                         (Class A shares)                      $723      $1,033      $1,366     $2,304
                         (Class B shares)*                     $722      $  985      $1,375     $2,363
                         (Class II shares)                     $421      $  781      $1,268     $2,609

                     FOCUSED TECHNET PORTFOLIO
                         (Class A shares)                      $763      $1,158      $1,576     $2,739
                         (Class B shares)*                     $765      $1,114      $1,590     $2,800
                         (Class II shares)                     $462      $  906      $1,476     $3,024


                     FOCUSED GROWTH AND INCOME PORTFOLIO
                         (Class A shares)                      $714      $1,007      $1,322     $2,210
                         (Class B shares)*                     $713      $  958      $1,329     $2,269
                         (Class II shares)                     $411      $  751      $1,218     $2,507


                     FOCUSED VALUE PORTFOLIO
                         (Class A shares)                      $724      $1,036      $1,371     $2,314
                         (Class B shares)*                     $723      $  988      $1,380     $2,373
                         (Class II shares)                     $421      $  781      $1,268     $2,609


If you did not redeem your shares:
                                                              1 year     3 years    5 years    10 years
                                                              ------     -------    -------    --------
                     FOCUSED GROWTH PORTFOLIO
                         (Class A shares)                      $723      $1,033      $1,366     $2,304
                         (Class B shares)*                     $222      $  685      $1,175     $2,363
                         (Class II shares)                     $321      $  781      $1,268     $2,609


                     FOCUSED TECHNET PORTFOLIO
                         (Class A shares)                      $763      $1,158      $1,576     $2,739
                         (Class B shares)*                     $265      $  814      $1,390     $2,800
                         (Class II shares)                     $362      $  906      $1,476     $3,024


                     FOCUSED GROWTH AND INCOME PORTFOLIO
                         (Class A shares)                      $714      $1,007      $1,322     $2,210
                         (Class B shares)*                     $213      $  658      $1,129     $2,269
                         (Class II shares)                     $311      $  751      $1,218     $2,507


                     FOCUSED VALUE PORTFOLIO
                         (Class A shares)                      $724      $1,036      $1,371     $2,314
                         (Class B shares)*                     $223      $  688      $1,180     $2,373
                         (Class II shares)                     $321      $  781      $1,268     $2,609

* Class B shares convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 10. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

================================================================================


SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


SELECTING A SHARE CLASS

Each Portfolio offers three classes of shares through this Prospectus: Class A, Class B and Class II shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial advisor can help you determine which class is right for you.


            CLASS A                                CLASS B                               CLASS II
o Front-end  sales  charges,  as       o No   front-end    sales  charge;       o Front-end  sales  charge,   as
  described   below.  There  are         all   your   money  goes to work         described below.
  several ways  to reduce  these         for you right away.
  charges, also described below.                                                o Higher  annual  expenses  than
                                       o Higher    Annual  expenses  than         Class A shares.
o Lower  annual   expenses  than         Class A shares.
  Class B or Class II shares.                                                   o Deferred   sales   charge   on
                                       o Deferred sales charge  on shares         shares    you   sell    within
                                         you  sell within  six  years  of         eighteen  months of  purchase,
                                         purchase,  as  described  below.         as described below.

                                       o Automatic   conversion   to            o No conversion to Class A.
                                         Class A shares approximately
                                         eight years after purchase.


CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:

                                                  Sales Charge              Concession to Dealers
                                         -----------------------------------------------------------
                                              % OF         % OF NET                 % OF
                                            OFFERING        AMOUNT                OFFERING
YOUR INVESTMENT                               PRICE        INVESTED                 PRICE
                                         -----------------------------------------------------------
Less than $50,000 .......................     5.75%          6.10%                  5.00%
$50,000 but less than $100,000 ..........     4.75%          4.99%                  4.00%
$100,000 but less than $250,000 .........     3.75%          3.90%                  3.00%
$250,000 but less than $500,000 .........     3.00%          3.09%                  2.25%
$500,000 but less than $1,000,000 .......     2.10%          2.15%                  1.35%
$1,000,000 or more ......................     None           None                   1.00%

INVESTMENTS OF $1 MILLION OR MORE. Class A shares are available with no front-end sales charge. However, there is a 1% CDSC on any shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

CLASS B. Shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:


        Years after purchase            CDSC on shares being sold
        1st .........................   5.00%
        2nd year ....................   4.00%
        3rd and 4th year ............   3.00%
        5th year ....................   2.00%
        6th year ....................   1.00%
        7th year and thereafter .....   None

Class II. Sales Charges are as follows:

                                                  Sales Charge              Concession to Dealers
                                         -----------------------------------------------------------
                                              % OF         % OF NET                 % OF
                                            OFFERING        AMOUNT                OFFERING
                                             PRICE         INVESTED                PRICE
                                         -----------------------------------------------------------
                                             1.00%          1.01%                   1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.


10

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--------------------------------------------------------------------------------


SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase Class A shares without front-end sales charges, including:

      o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with the Distributor (this waiver may also apply to front-end sales charges of Class II shares)

      o participants   in  certain   retirement   plans  that  meet   applicable
        conditions, as described in the Statement of Additional Information

      o Fund Directors and other individuals, and their families, who are affiliated with any Portfolio or other SunAmerica Mutual Funds and their families

      o selling brokers and their employees and sales representatives and their families

We will generally waive the CDSC for CLASS B or CLASS II shares in the following cases:

      o within one year of the shareholder's death or becoming disabled

      o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 591U2 at the time the redemption is made.

      o Fund Directors and other individuals who are affiliated with any Portfolio or other SunAmerica Mutual Funds and their families

      o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with the Distributor to sell Class II shares with no front-end sales charge.

Reducing your Class A sales charges. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of Funds distributed by SunAmerica Capital Services, Inc. to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.


TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.


REINSTATEMENT PRIVILEGE. If you sell shares of a Portfolio, you may invest some or all of the proceeds in the same share class of the Portfolio within one year without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).


DISTRIBUTION AND SERVICE (12B-1) FEES


Each class of shares of each  Portfolio has its own 12b-1 plan that provides for
distribution   and  account   maintenance  and  service  fees  (payable  to  the
Distributor) based on a percentage of average daily net assets, as follows:


                                                        ACCOUNT MAINTENANCE AND
                CLASS          DISTRIBUTION FEE               SERVICE FEE
                  A                  0.10%                       0.25%
                  B                  0.75%                       0.25%
                 II                  0.75%                       0.25%

Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

1.  Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for the Portfolios are as follows:
    o non-retirement account: $500
    o retirement account: $250
    o dollar cost averaging: $500 to open; you must invest at least $25 a  month

The minimum subsequent investments for the Portfolios are as follows:
    o non-retirement account: $100
    o retirement account: $25
3.  Complete   the  appropriate  parts  of the  Account  Application,  carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

                                                                              11
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BUYING SHARES


OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT

BY CHECK
 ................................................................................


   o Make   out  a   check   for   the       o Make   out  a   check   for   the
     investment amount, payable to the         investment  amount payable to the
     specific  Portfolio or SunAmerica         specific  Portfolio or SunAmerica
     Funds.                                    Funds. Shares cannot be purchased
                                               with a  SunAmerica  Money  Market
   o Deliver   the   check   and  your         Fund check.
     completed   Account   Application
     (and     Supplemental     Account       o Include  the stub  from your Fund
     Application,  if  applicable)  to         statement  or a  note  specifying
     your broker or financial advisor,         the  Portfolio  name,  your share
     or mail them to:                          class,  your  account  number and
                                               the  name(s) in which the account
     SunAmerica Fund Services, Inc.            is registered.
     Mutual Fund Operations, 3rd Floor
     The SunAmerica Center                   o Indicate   the    Portfolio   and
     733 Third Avenue                          account   number   in  the   memo
     New York, New York 10017-3204.            section of your check.

   o All  purchases  must  be in  U.S.       o Deliver  the  check and your stub
     dollars.   Cash   will   not   be         or  note  to   your   broker   or
     accepted.  A  $25.00  fee will be         financial  advisor,  or mail them
     charged  for all checks  returned         to:
     due to insufficient funds.
                                               NON-RETIREMENT ACCOUNTS:
                                               SunAmerica Fund Services, Inc.
                                               c/o NFDS
                                               P.O. Box 219373
                                               Kansas City, Missouri 64121-9373

                                               RETIREMENT ACCOUNTS:
                                               SunAmerica Fund Services, Inc.
                                               Mutual Fund Operations, 3rd Floor
                                               The SunAmerica Center
                                               733 Third Avenue
                                               New York, New York 10017-3204


BY WIRE
 ................................................................................

    o Deliver      your       completed      o Instruct  your  bank to wire  the
      application  to  your  broker  or        amount of your investment to:
      financial  advisor  or  fax it to
      SunAmerica Fund Services, Inc. at        State Street Bank & Trust Company
      212-551-5585.                            Boston, MA
                                               ABA #0110-00028
    o Obtain  your  account  number  by        DDA # 99029712
      referring to your statement or by
      calling your broker or financial Specify the Portfolio name, your choice advisor or Shareholder/Dealer of share class, your new Portfolio Services at 1-800-858-8850, number and account number and the
      extension 5125.                    name(s)   in  which   the  account   is
                                         registered. Your bank may  charge a fee
    o Instruct  your  bank to wire  the  to wire funds.
      amount of your investment to:

       State Street Bank & Trust Company
       Boston, MA
       ABA #0110-00028
       DDA # 99029712

Specify the Portfolio name, your choice
of  share  class,  your  new  Portfolio
number  and  account   number  and  the
name(s)   in  which  the   account   is
registered.  Your bank may charge a fee
to wire funds.



TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."


12

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SELLING SHARES

HOW                                                REQUIREMENTS

THROUGH YOUR BROKER OR FINANCIAL ADVISOR
 ................................................................................
   o Accounts of any type.                    o Call your  broker  or  financial
   o Sales of any amount.                       advisor  to place  your order to
                                                sell shares.

BY MAIL
 ................................................................................
   o Accounts of any type.                    o Write a  letter  of  instruction
                                                indicating  the Portfolio  name,
   o Include  all  signatures                   your share  class,  your account
     and    any    additional                   number, the name(s) in which the
     documents  that  may  be                   account  is  registered  and the
     required    (see    next                   dollar value or number of shares
     page).                                     you wish to sell.

   o Mail the materials to:                   o Sales   of   $100,000   or  more
                                                require     the     letter    of
      SunAmerica Fund Services, Inc.            instruction  to have a signature
      Mutual Fund Operations, 3rd Floor         guarantee.
      The SunAmerica Center
      733 Third Avenue                        o A check will  normally be mailed
      New York, New York 10017-3204.            on the next  business day to the
                                                name(s) and address in which the
                                                account   is   registered,    or
                                                otherwise   according   to  your
                                                letter of instruction.

BY PHONE
 ...............................................................................
   o Most accounts.                           o Call Shareholder/Dealer Services
   o Sales of less than $100,000.               at   1-800-858-8850,   extension
                                                5125  between 8:30 a.m. and 7:00
                                                p.m.   (Eastern  time)  on  most
                                                business    days.    State   the
                                                Portfolio  name, the name of the
                                                person       requesting      the
                                                redemption,  your  share  class,
                                                your account number, the name(s)
                                                in   which   the    account   is
                                                registered  and the dollar value
                                                or number of shares  you wish to
                                                sell.

                                              o A check  will be  mailed  to the
                                                name(s) and address in which the
                                                account is  registered,  or to a
                                                different address indicated in a
                                                written authorization previously
                                                provided to the Portfolio by the
                                                shareholder(s) on the account.

BY WIRE
 ................................................................................
   o Request  by mail to sell                 o Proceeds  will normally be wired
     any amount  (accounts of                   on the next  business day. A $15
     any type).                                 fee will be  deducted  from your
                                                account.
   o Request by phone to sell
     less than $100,000.







TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

                                                                              13

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--------------------------------------------------------------------------------


SELLING SHARES IN WRITING. In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

       o your address of record has changed within the past 30 days

       o you are selling more than $100,000 worth of shares

       o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

       o a broker or securities dealer

       o a federal savings, cooperative or other type of bank

       o a savings and loan or other thrift institution

       o a credit union

       o a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSCs.

EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or the Distributor receives your order before the Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or the Distributor receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Portfolio before its close of business. The Fund and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.


If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. However, the Focused Growth Portfolio and the Focused Growth and Income Portfolio have each made an election which requires payment of redemption proceeds in cash.

At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.


EXCHANGES. You may exchange shares of a Portfolio for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."


14

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--------------------------------------------------------------------------------


If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares that you purchased prior to December 6, 2000 for another fund's Class B shares (which currently have a longer CDSC schedule).

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Portfolio may also refuse any exchange order without notice.

CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 for further information. You may sell or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.

MULTI-PARTY CHECKS. A Portfolio may agree to accept a "multi-party check" in payment for Portfolio shares. This is a check made payable to the investor by another party and then endorsed over to the Portfolio by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Portfolio is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.


ADDITIONAL INVESTOR SERVICES

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.


SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:


       o Make sure you have at least $5,000 worth of shares in your account.

       o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

       o Specify the payee(s) and amount(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

       o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

       o Make sure your dividends and capital gains are being reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other funds distributed by SunAmerica Capital Services, Inc. To use:

       o Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.

       o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

       o Specify the amount(s). Each exchange must be worth at least $56.

       o Accounts  must  be  registered   identically;   otherwise  a  signature
         guarantee will be required.

ASSET PROTECTION PLAN (OPTIONAL). Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Portfolio. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Portfolio shares and to the value of the Portfolio shares held for the benefit of the insured persons. However, to the extent the purchased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Portfolio shares to pay the premiums for this coverage. These redemptions will not be subject to CDSCs, but will have the same tax consequences as any other Portfolio redemptions.


The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Portfolio are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection

                                                                              15
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SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

Anchor National is a SunAmerica company.

Please call 1-800-858-8850, extension 5660 for more information, including the cost of the Asset Protection Plan option.

RETIREMENT PLANS. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs. SARSEPs, 401(k) plans, 403(b) plans and other pension and profit-sharing plans. Using these plans, you can invest in any SunAmerica Mutual Fund with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.


TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

       o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from your bank account)

       o after any changes of name or address of the registered owner(s)

       o in all other circumstances, quarterly or annually, depending upon the Portfolio


Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Focused Growth and Income Portfolio and annually by the other Portfolios. Capital gains distributions, if any, are paid annually by the Portfolios.


DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any other Fund distributed by SunAmerica Capital Services, Inc. or paid in cash (if more than $10). You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 to change dividend and distribution payment options.


TAXABILITY OF DIVIDENDS. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets).

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are not a lawful permanent resident or a citizen of the U.S., or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.


By law, each Portfolio must withhold 31% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Portfolio under all applicable laws.

SMALL ACCOUNTS. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges.


16

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
                                           FOCUSED GROWTH                    FOCUSED
                                             PORTFOLIO                  TECHNET PORTFOLIO
---------------------------------------------------------------------------------------------------
What is the Portfolio's                Long-term growth of          Long-term growth of
investment goal?                       capital                      capital

---------------------------------------------------------------------------------------------------

What principal investment              growth and focus             growth and focus
strategies does the Portfolio use
to implement its investment goal?

---------------------------------------------------------------------------------------------------

What are the Portfolio's principal     active trading of equity     Active trading of up to thirty
investment techniques?                 securities without regard    equity securities of companies
                                       to market capitalization     that offer the potential for
                                                                    long-term growth of capital and
                                                                    that the Advisers believe will
                                                                    benefit significantly from
                                                                    technological advances or
                                                                    improvements, without regard to
                                                                    market capitalization

---------------------------------------------------------------------------------------------------

What are the Portfolio's other         o Foreign securities         o Foreign securities
significant investments?

---------------------------------------------------------------------------------------------------

What other types of securities may     o Short-term investments     o Short-term investments
the Portfolio normally invest in as    o Defensive instruments      o Defensive  instruments
part of efficient portfolio            o Options and  futures       o Options and futures
management or for return               o Special situations         o Special situations
enhancement purposes?

---------------------------------------------------------------------------------------------------

What risks may                         o Stock market volatility    o Stock market volatility
affect the Portfolio?                  o Securities selection       o Securities selection
                                       o Non-diversification        o Non-diversification
                                       o Foreign Exposure           o Small market capitalization
                                       o Derivatives                o Technology company
                                       o Hedging                    o Foreign exposure
                                                                    o Derivatives
                                                                    o Hedging
                                                                    o Emerging markets

---------------------------------------------------------------------------------------------------


-----------------------------------------
               INVESTMENT
               STRATEGIES
-----------------------------------------

Each  Portfolio  has its own  investment
goal and a strategy for pursuing it. The
chart summarizes  information about each
Portfolio's     investment     approach.
Following  this chart is a glossary that
further  describes  the  investment  and
risk  terminology  used  in  the  chart.
Please    review   the    glossary    in
conjunction with this chart.
-----------------------------------------

================================================================================



--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                       FOCUSED GROWTH AND FOCUSED
                                            INCOME PORTFOLIO               VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------
                                       Long-term growth of          Long-term growth of capital
                                       capital

---------------------------------------------------------------------------------------------------

                                       focus, growth and value      focus and value



---------------------------------------------------------------------------------------------------
                                       active trading of large-cap  active trading of equity
                                       companies that offer the     securities that the
                                       potential for long-term      Advisers believe are
                                       growth of capital and        undervalued in the
                                       reasonable level of current  market, without regard
                                       income                       to market capitalization



---------------------------------------------------------------------------------------------------
                                       o Foreign securities         o Foreign securities

---------------------------------------------------------------------------------------------------

                                       o Short-term investments     o Short-term investments
                                       o Defensive instruments      o Defensive instruments
                                       o Options and futures        o Options and futures
                                       o Special situations         o Special situations

---------------------------------------------------------------------------------------------------

                                       o Stock market volatility    o Stock market volatility
                                       o Securities selection       o Securities selection
                                       o Non-diversification        o Non-diversification
                                       o Foreign exposure           o Foreign exposure
                                       o Derivatives                o Derivatives
                                       o Hedging                    o Hedging

---------------------------------------------------------------------------------------------------


================================================================================


MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------


GLOSSARY

INVESTMENT TERMINOLOGY

GROWTH OF CAPITAL is growth of the value of an investment.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced.

EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.


LARGE-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Large-Cap category, as described on page 3. Currently, this range is $9.9 billion or higher.

MID-CAP  COMPANIES  are those with  markets  caps within the  Morningstar,  Inc.
Mid-Cap category, as described on page 3. Currently this range is between $1.4 billion and $9.9 billion.

SMALL-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Small-Cap category, as described on page 3. Currently, this range is $1.4 billion or less.


SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).


It may be necessary under certain foreign laws, less expensive, or more expedient to invest in Foreign INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Advisers will not invest in such investment companies unless, in their judgment, the potential benefits justify the payment of any associated fees and expenses.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


---------------------------------------

LARGE-CAP   COMPANIES  and  MID-CAP
COMPANIES    generally    have    a
substantial  record  of  operations
(i.e.,  in  business  for at  least
five  years)  and  are  listed  for
trading   on  the  New  York  Stock
Exchange  or  another  national  or
international stock exchange or, in
some  cases,  are  traded  over the
counter.     SMALL-CAP    COMPANIES
generally  will be  companies  that
have been in business for a shorter
period of time.

"Investment  grade"  refers  to any
security  rated  "BBB"  or above by
Standard & Poor's or "Baa" or above
by Moody's.
---------------------------------------

================================================================================



--------------------------------------------------------------------------------


RISK TERMINOLOGY


STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.


SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.


TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.


NON-DIVERSIFICATION:   By  concentrating  in  a  smaller  number  of  stocks,  a
Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.


DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.


HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

================================================================================


FUND MANAGEMENT
--------------------------------------------------------------------------------

MANAGER. SunAmerica Asset Management Corp. selects the Advisers for the Portfolios, may manage certain portions of Portfolios, provides various administrative services, and supervises the daily business affairs of each Portfolio. The Advisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. SunAmerica may terminate any agreement with an Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Advisers for new or existing Portfolios, change the terms of particular agreements with Advisers or continue the employment of existing Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Portfolio have the right to terminate an agreement with an Adviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose to shareholders the Advisers' fees only in the aggregate for each Portfolio. For the fiscal year ended October 31, 2000, the Focused Growth and Income Portfolio and the Focused Value Portfolio each paid SunAmerica an annual fee equal to 1.00% of average daily net assets, the Focused Growth Portfolio paid a fee equal to 0.85% of average daily net assets, and the Focused TechNet Portfolio paid to SunAmerica a fee equal to 1.25% of its average daily net assets. Payments to the Advisers for their services are made by SunAmerica, not by the Portfolios.

SunAmerica, located in the SunAmerica Center, 733 Third Avenue, New York, New York 10017, was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $29 billion as of December 31, 2000. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.

ADDITIONAL INFORMATION ABOUT THE SUBADVISERS.

The Focused Growth and Income Portfolio has two different professional Advisers, while the Focused Growth Portfolio and the Focused Value Portfolio provide investors with access to at least three different professional Advisers, each with its own distinct investment methodology within a particular investment style. Each Adviser manages a separate portion of a Portfolio.

SunAmerica, as the Portfolios' investment manager, will initially allocate the assets of each Portfolio equally among the Advisers. SunAmerica will also allocate new cash from share purchases and redemption requests equally among the Advisers, unless SunAmerica determines, subject to the review of the Board, that a different allocation of assets would be in the best interests of the Portfolio and its shareholders.

With respect to each Portfolio except the Focused Growth Portfolio, SunAmerica intends, on a quarterly basis, to review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Portfolio by more than 5%. If such a condition exists, SunAmerica will then re-allocate cash flows among the Advisers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio's asset allocation. SunAmerica does not intend, but reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when it would be in the best interests of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

With respect to the Focused Growth Portfolio, in general, SunAmerica will not rebalance or reallocate the assets of the Portfolio among Advisers. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when it would be in the best interests of the Portfolio and its shareholders to do so. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

================================================================================


INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------


THE ADVISERS AND PORTFOLIO MANAGERS FOR THE PORTFOLIOS ARE DESCRIBED BELOW:


PORTFOLIO                        PORTFOLIO MANAGEMENT ALLOCATED AMONG THE FOLLOWING ADVISERS
---------                        -----------------------------------------------------------
Focused Growth Portfolio         Fred Alger Management, Inc. ("Alger ")
                                 Jennison Associates LLC ("Jennison")
                                 Marsico Capital Management, LLC ("Marsico")

Focused TechNet Portfolio        Dresdner RCM Global Investors ("Dresdner")
                                 SunAmerica
                                 Van Wagoner Capital Management, Inc. ("Van Wagoner")

Focused Growth and Income        SunAmerica
Portfolio                        Marsico

Focused Value Portfolio          American Century Investment Management, Inc.
                                 ("American Century")

                                 ESQF Advisers, Inc. (investment adviser to the Third
                                 Avenue Funds and referred to as  "Third Avenue ")
                                 Thornburg Investment Management, Inc. ("Thornburg")


DESCRIPTION OF THE ADVISERS


AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. AMERICAN CENTURY is a Delaware corporation with principal offices at the American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2000, American Century had approximately $102.7 billion in total assets under management.

DRESDNER RCM GLOBAL INVESTORS LLC. DRESDNER is an indirect wholly owned subsidiary of Dresdner Bank AG, an international banking organization, and is located at Four Embarcadero Center, San Francisco, California 94111. As of December 31, 2000, Dresdner had approximately $80.9 billion in total assets under management and advice.

EQSF ADVISERS, INC. THIRD AVENUE is located at 767 Third Avenue, New York, New York 10017. Third Avenue has been an investment adviser and manager for mutual funds since its organization in 1986. As of December 31, 2000, Third Avenue had approximately $3 billion in assets under management.

FRED ALGER MANAGEMENT, INC. ALGER is a New York corporation wholly owned by its principals and located at 1 World Trade Center, New York, New York 10048. Since 1964, Alger has provided investment management services to large corporate pension plans, state and local governments, insurance companies, mutual funds and high net-worth individuals. As of December 31, 2000, Alger had in excess of $18 billion in assets under management.

JENNISON ASSOCIATES LLC. JENNISON is a Delaware limited liability company located at 466 Lexington Avenue, New York, New York 10017. As of December 31, 2000, Jennison had approximately $80.9 billion in assets under management for institutional and mutual fund clients.

MARSICO CAPITAL MANAGEMENT, LLC. MARSICO is a Delaware limited liability company located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. As of December 31, 2000, Marsico had approximately $14.9 billion in assets under management.

SUNAMERICA ASSET MANAGEMENT CORP. See page 22.

THORNBURG INVESTMENT MANAGEMENT, INC. THORNBURG is a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501, and has been in the investment management business since 1982. As of December 31, 2000, Thornburg had approximately $3.7 billion in assets under management.

VAN WAGONER CAPITAL MANAGEMENT, INC. VAN WAGONER is a privately owned company located at 345 California Street, San Francisco, California 94104. As of December 31, 2000, Van Wagoner had approximately $2.3 billion in assets under management.

================================================================================


INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------



                              NAME, TITLE AND AFFILIATION OF
PORTFOLIO                     PORTFOLIO MANAGER                 EXPERIENCE
---------                     ------------------------------    ----------
Focused Growth Portfolio      David D. Alger                    Mr. Alger joined Alger in1971 and has been
                              President and Portfolio           President and Director since 1995. Prior to 1995,
                              Manager (Alger)                   Mr. Alger was Executive Vice President and
                                                                Director of Research with the firm.

                              Spiros  "Sig"  Segalas            Mr. Segalas is a founding member of Jennison,
                              Portfolio Manager                 which was established in 1969, and he has been
                              (Jennison)                        a Director and Equity Portfolio Manager ever
                                                                since. In addition, Mr. Segalas has served as
                                                                President and Chief Investment Officer of
                                                                Jennison since 1993 and 1973, respectively.

                              Thomas F. Marsico                 Mr. Marsico has been the Chairman and Chief
                              Portfolio Manager                 Executive Officer of Marsico since he formed
                              (Marsico)                         Marsico in 1997. From 1988 through 1997,
                                                                Mr. Marsico served as the portfolio manager of
                                                                the Janus Twenty Fund and from 1991 through 1997,
                                                                Mr. Marsico served as the portfolio manager of
                                                                the Janus Growth & Income Fund.

Focused TechNet               Walter C. Price, Jr.              Mr. Price joined Dresdner in 1974 as a Senior
  Portfolio                   Portfolio Manager                 Portfolio Securities Analyst and became a
                              (Dresdner)                        principal in 1978. He has been a Managing
                                                                Director and Portfolio Manager with the firm
                                                                since 1985. Mr. Price has analytical
                                                                responsibility for much of Dresdner's technology
                                                                area.

                              Huachen Chen                      Mr. Chen joined Dresdner in 1985 as a Securities
                              Portfolio Manager                 Analyst. He became a principal in 1994 and
                              (Dresdner)                        currently has research and money management
                                                                responsibilities for the technology area.

                              Donna Calder                      Ms. Calder joined SunAmerica as a Portfolio
                              Portfolio Manager                 Manager in February 1998. Ms. Calder served as
                              (SunAmerica)                      a General Partner of Manhattan Capital Partners,
                                                                L.P. from November 1991 through August 1995. She
                                                                also has served as a Portfolio Manager with
                                                                Oppenheimer Management and E.F. Hutton & Company.


                              Soohwan Kim, CFA                  Soohwan Kim joined SunAmerica as a Senior
                              Senior Technology Analyst         Research Analyst in July of 1999. Previously, he
                              (SunAmerica)                      was Vice President and Analyst at Citibank Global
                                                                Asset Management. From 1992 to 1993, he served as
                                                                an Economist with the Union Bank of Switzerland.

                              Garrett R. Van Wagoner, CFA       Mr. Van Wagoner is Portfolio Manager and
                              Portfolio Manager                 President of the Van Wagoner Funds. Prior to
                              (Van Wagoner)                     founding Van Wagoner Capital Management, Inc. in
                                                                1995, Mr. Van Wagoner managed the Govett Smaller
                                                                Companies Fund for three years. He also worked
                                                                with Bessemer Trust, N.A. and has over 20 years
                                                                experience of equity portfolio management.


================================================================================



--------------------------------------------------------------------------------



                              NAME, TITLE AND AFFILIATION OF
PORTFOLIO                     PORTFOLIO MANAGER                 EXPERIENCE
---------                     ------------------------------    ----------
Focused TechNet               Raiford Garrabrant, CFA            Mr. Garrabrant is a Research Analyst and
  Portfolio                   Portfolio Manager and              Portfolio Manager for Van Wagoner Capital
  (continued)                 Research Analyst                   Management, Inc. responsible for covering
                              (Van Wagoner)                      companies with market capitalizations of $500
                                                                 million and below. Prior to joining Van Wagoner
                                                                 Capital Management, Inc., he was the Assistant
                                                                 Portfolio Manager for the Govett Smaller
                                                                 Companies Fund and assisted Mr. Van Wagoner in
                                                                 managing this fund in 1994 and 1995. Mr.
                                                                 Garrabrant also worked with First Citizen's Bank
                                                                 and Trust as a Financial Analyst and has over
                                                                 eight years of research and portfolio management
                                                                 experience.

Focused Growth and            Thomas F. Marsico                  See above.
  Income Portfolio            Portfolio Manager
                              (Marsico)

                              Francis Gannon                     Mr. Gannon has been a Senior Vice President
                              Portfolio Manager                  of SunAmerica since October 1999 and  Portfolio
                              (SunAmerica)                       Manager with the firm since 1996. He joined
                                                                 SunAmerica as an equity analyst in 1993.

Focused Value                 Phil Davidson                      Mr. Davidson is a Vice President and Portfolio
  Portfolio                   Vice President and Portfolio       Manager and has been with American Century
                              Manager (American                  since 1993.
                              Century)

                              Martin J. Whitman                  Mr. Whitman has been Chief Investment Officer
                              Chairman, CEO and                  of Third Avenue since 1991 and Chairman and
                              Portfolio Manager                  CEO since 1986. Mr. Whitman also has been
                              (Third Avenue)                     Chairman and CEO of Third Avenue Trust (and its
                                                                 predecessors) since 1990 and was President from
                                                                 1991 to 1998.

                              Curtis Jensen                      Mr. Jensen has been Co-Portfolio Manager of
                              Portfolio Manager                  Third Avenue Small-Cap Value Fund since 1997.
                              (Third Avenue)                     Mr. Jensen has been a Senior Research Analyst at
                                                                 Third Avenue since 1995.

                              William V. Fries, CFA              Mr. Fries has been a Managing Director and
                              Managing Director and              Portfolio Manager at Thornburg since 1995.
                              Portfolio Manager                  Previously he had been affiliated with USAA
                              (Thornburg)                        Investment Management Company for over 20 years.

================================================================================


INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

DISTRIBUTOR SunAmerica Capital Services, Inc. distributes each Portfolio's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio's 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Portfolio. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests:
(i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.


ADMINISTRATOR SunAmerica Fund Services, Inc. assists the Portfolios' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets.


SunAmerica, the Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

================================================================================


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are incorporated by reference in the Fund's Statement of Additional Information
(SAI) which is available upon request.

FOCUSED GROWTH PORTFOLIO

                                         NET
                                     GAIN (LOSS)
                             NET      ON INVEST-   TOTAL   DIVIDENDS  DISTRI-
              NET ASSET    INVEST-   MENTS (BOTH   FROM    FROM NET   BUTIONS           NET ASSET
               VALUE,       MENT      REALIZED      NET     INVEST-    FROM     TOTAL     VALUE,
   PERIOD     BEGINNING    INCOME       AND      INVESTMENT   MENT    CAPITAL  DISTRI-   END OF   TOTAL
   ENDED      OF PERIOD   (LOSS)(1)  UNREALIZED)  INCOME    INCOME    GAINS    BUTIONS   PERIOD  RETURN(2)
   -----      ---------   ------     ----------  ---------  -------  --------  -------   ------  -------
                                                      CLASS A
                                                      -------
   06/08/98(6)--
   10/31/98 .. $12.50      $(0.01)       $0.11     $0.10       $--      $--      $--      $12.60    0.80%

   10/31/99 ..  12.60       (0.12)        6.75      6.63        --       --       --       19.23   52.62

   10/31/2000   19.23       (0.19)        2.54      2.35        --     (0.09)   (0.09)     21.49   12.23

                                                      CLASS B
                                                      -------
   06/08/98(6)--
   10/31/98 ..  12.50       (0.04)        0.10      0.06        --       --       --       12.56    0.48

   10/31/99 ..  12.56       (0.23)        6.72      6.49        --       --       --       19.05   51.67

   10/31/2000   19.05       (0.34)        2.52      2.18        --     (0.09)   (0.09)     21.14   11.45

                                                      CLASS II
                                                      --------
   06/08/98(6)--
   10/31/98 ..  12.50       (0.04)        0.10      0.06        --       --       --       12.56    0.48

   10/31/99 ..  12.56       (0.23)        6.72      6.49        --       --       --       19.05   51.67

   10/31/2000   19.05       (0.35)        2.53      2.18        --     (0.09)   (0.09)     21.14   11.45



                                RATIO OF NET
                                INVESTMENT
NET ASSETS       RATIO OF          INCOME
 END OF          EXPENSES        (LOSS) TO
 PERIOD         TO AVERAGE         AVERAGE      PORTFOLIO
 (000's)       NET ASSETS(4)     NET ASSETS(4)  TURNOVER
 ------        -------------     ------------- ---------

$29,770           1.45%(3)        (0.21)%(3)      106%

169,734           1.45             (.70)          161

401,754           1.54(5)         (0.81)(5)       228




45,817            2.10(3)         (0.92)(3)       106

271,531           2.10            (1.34)          161

641,205           2.19(5)         (1.46)(5)       228




35,387            2.10(3)         (0.93)(3)       106

261,536           2.10            (1.34)          161

793,146           2.20(5)         (1.46)(5)       228

-------------------
      (1) Calculated  based upon average shares  outstanding
      (2) Total return is not annualized and does not reflect sales load
      (3) Annualized
      (4) Net of the following expense reimbursements (based on average net assets):

                                         10/31/98    10/31/99     10/31/00
                                         --------    --------     --------
           A ........................      0.32%       0.18%        0.05%
           B ........................      0.32%       0.16%        0.04%
           II .......................      0.32%       0.17%        0.04%

      (5) Commencement of operations

================================================================================


FUND HIGHLIGHTS
--------------------------------------------------------------------------------


FOCUSED TECHNET PORTFOLIO

                                         NET
                                     GAIN (LOSS)
                             NET      ON INVEST-   TOTAL   DIVIDENDS  DISTRI-
              NET ASSET    INVEST-   MENTS (BOTH   FROM    FROM NET   BUTIONS           NET ASSET
               VALUE,       MENT      REALIZED      NET     INVEST-    FROM     TOTAL     VALUE,
   PERIOD     BEGINNING    INCOME       AND      INVESTMENT   MENT    CAPITAL  DISTRI-   END OF   TOTAL
   ENDED      OF PERIOD   (LOSS)(1)  UNREALIZED)  INCOME    INCOME    GAINS    BUTIONS   PERIOD  RETURN(2)
   -----      ---------   --------   ----------  ---------  -------  --------  -------   ------  ---------
                                                                     CLASS A
                                                                     -------
5/22/00(6)-
10/31/00 .....  $12.50     $(0.11)     $ 3.13      $3.02      $--      $--       $--      $15.52   24.16%

                                                                     CLASS B
                                                                     -------

5/22/00(6)-
10/31/00 .....   12.50      (0.17)       3.14       2.97       --       --        --       15.47   23.76

                                                                    CLASS II
                                                                    --------
5/22/00(6)-
10/31/00 .....   12.50      (0.17)       3.14       2.97       --       --        --       15.47   23.76


                                RATIO OF NET
                                INVESTMENT
NET ASSETS       RATIO OF          INCOME
 END OF          EXPENSES        (LOSS) TO
 PERIOD         TO AVERAGE        AVERAGE        PORTFOLIO
 (000's)       NET ASSETS(4)    NET ASSETS(4)    TURNOVER
 ------        -------------    -------------    --------

 $89,371         1.97%(3)(5)     (1.30)%(3)(5)    176%





  70,073         2.62(3)(5)      (1.97)(3)(5)     176




  86,105         2.62(3)(5)      (1.97)(3)(5)     176


-------------
      (1) Calculated  based upon average shares  outstanding
      (2) Total return is not annualized and does not reflect sales load
      (3) Annualized
      (4) Net of the following expense reimbursements (based on average net assets):

                                        10/31/00
                                        --------
           A .......................      0.30%
           B .......................      0.31%
           II ......................      0.31%



-------------
      (5) Net of  custody  credits  of  0.02%  for  Focused  Technet Portfolio.
      (6) Commencement of operations

================================================================================



--------------------------------------------------------------------------------


FOCUSED GROWTH AND INCOME PORTFOLIO

                                         NET
                                     GAIN (LOSS)
                             NET      ON INVEST-   TOTAL   DIVIDENDS  DISTRI-
              NET ASSET    INVEST-   MENTS (BOTH   FROM    FROM NET   BUTIONS           NET ASSET
               VALUE,       MENT      REALIZED      NET     INVEST-    FROM     TOTAL     VALUE,
   PERIOD     BEGINNING    INCOME       AND      INVESTMENT   MENT    CAPITAL  DISTRI-   END OF   TOTAL
   ENDED      OF PERIOD   (LOSS)(1)  UNREALIZED)  INCOME    INCOME    GAINS    BUTIONS   PERIOD  RETURN(2)
   -----      ---------   --------   ----------  ---------  -------  --------  -------   ------  ---------
                                                                     CLASS A
                                                                     -------
10/15/97(6)-
10/31/97 ....   $12.50     $ 0.01      $(0.53)    $(0.52)    $   --    $   --   $  --    $11.98   (4.16)%

10/31/98 ....    11.98       0.03        1.04       1.07      (0.01)       --    (0.01)   13.04    8.95

10/31/99 ....    13.04      (0.04)       4.30       4.26         --     (0.18)   (0.18)   17.12   33.10

10/31/2000 ..    17.12      (0.13)       3.51       3.38         --     (0.98)   (0.98)   19.52   19.88

                                                                        CLASS B
                                                                        -------
10/15/97(6)-
10/31/97 ....    12.50         --       (0.54)     (0.54)        --        --       --    11.96   (4.32)

10/31/98 ....    11.96      (0.07)       1.08       1.01      (0.01)       --    (0.01)   12.96    8.43

10/31/99 ....    12.96      (0.13)       4.25       4.12         --     (0.18)   (0.18)   16.90   32.21

10/31/2000 ..    16.90      (0.26)       3.46       3.20         --     (0.98)   (0.98)   19.12   19.03

                                                                        CLASS II
                                                                        --------
10/15/97(6)-
10/31/97 ....    12.50      --          (0.53)     (0.53)        --        --       --    11.97   (4.24)

10/31/98 ....    11.97      (0.07)       1.06       0.99      (0.01)       --    (0.01)   12.95    8.26

10/31/99 ....    12.95      (0.14)       4.26       4.12         --    (0.18)    (0.18) 16.89     32.24

10/31/2000 ..    16.89      (0.26)       3.46       3.20         --    (0.98)    (0.98) 19.11     19.04

                                RATIO OF NET
                                INVESTMENT
NET ASSETS       RATIO OF          INCOME
 END OF          EXPENSES        (LOSS) TO
 PERIOD         TO AVERAGE        AVERAGE        PORTFOLIO
 (000's)       NET ASSETS(4)    NET ASSETS(4)    TURNOVER
 ------        -------------    -------------    --------

$23,593           1.78%(3)         1.35%(3)           2%

  9,799           1.78             0.22              98

 29,281           1.54(5)         (0.26)(5)         165

 62,164           1.45            (0.62)            121




    941           2.43(3)          0.29(3)            2

 16,157           2.43            (0.52)             98

 39,636           2.20(5)         (0.87)(5)         165

 83,480           2.10            (1.27)            121




    143           2.43(3)          0.54(3)            2

  2,490           2.43            (0.53)             98

 15,619           2.16(5)         (0.97)(5)         165

 69,826           2.10            (1.26)            121



-----------------
      (1) Calculated based upon average shares outstanding
      (2) Total return is not annualized and does not reflect sales load
      (3) Annualized
      (4) Net of the following expense reimbursements (based on average net assets):

                                    10/31/97    10/31/98    10/31/99    10/31/00
                                     -------     -------     -------     -------
           A .....................    0.58%       0.62%       0.37%       0.34%
           B .....................    1.26%       0.67%       0.44%       0.32%
           II ....................    3.12%       2.11%       0.60%       0.35%

      (5) Net of  custody  credits  of  0.01%  for Focused Growth & Income
          Portfolio.
      (6) Commencement of operations

================================================================================



--------------------------------------------------------------------------------


FOCUSED VALUE PORTFOLIO

                                         NET
                                     GAIN (LOSS)
                             NET      ON INVEST-   TOTAL   DIVIDENDS DISTRI-
              NET ASSET    INVEST-   MENTS (BOTH   FROM    FROM NET  BUTIONS           NET ASSET
               VALUE,       MENT      REALIZED      NET     INVEST-    FROM     TOTAL    VALUE,
   PERIOD     BEGINNING    INCOME       AND      INVESTMENT   MENT   CAPITAL   DISTRI-  END OF   TOTAL
   ENDED      OF PERIOD   (LOSS)(1)  UNREALIZED)  INCOME    INCOME    GAINS    BUTIONS  PERIOD  RETURN(2)
   -----      ---------   --------   ----------  ---------  ------- --------   -------  ------  ---------
                                                                    CLASS A
                                                                    -------
11/01/99(6)-
10/31/00        $12.50     $0.03       $3.73       $3.76      $--      $--       $--    $16.26   30.08%

                                                                   CLASS B
                                                                   -------
11/01/99(6)-
10/31/00         12.50     (0.07)       3.73        3.66       --       --        --     16.16   29.28

                                                                   CLASS II
                                                                   --------
11/01/99(6)-
10/31/00         12.50     (0.08)       3.74        3.66       --       --        --     16.16   29.28



                                RATIO OF NET
                                INVESTMENT
NET ASSETS       RATIO OF          INCOME
 END OF          EXPENSES        (LOSS) TO
 PERIOD         TO AVERAGE        AVERAGE        PORTFOLIO
 (000's)       NET ASSETS(4)    NET ASSETS(4)    TURNOVER
 ------        -------------    -------------    --------


$40,755         1.55%(3)(5)      0.19%(3)(5)       220%




 33,418         2.20(3)(5)      (0.52)(3)(5)       220




 73,484         2.20(3)(5)      (0.53)(3)(5)       220



---------------
      (1) Calculated  based upon average shares outstanding
      (2) Total return is not annualized and does not reflect sales load
      (3) Annualized
      (4) Net of the following expense reimbursements (based on average net assets):

                                           10/31/00
                                           --------
           A .........................       0.50%
           B .........................       0.59%
           II ........................       0.50%



---------------
      (5) Net of custody credits of 0.01% for Focused Value Portfolio.
      (6) Commencement of operations

================================================================================


FOR MORE INFORMATION
--------------------------------------------------------------------------------



The following documents contain more information about the Portfolios and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual reports also contain a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the last applicable period.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios by contacting:

         SunAmerica Fund Services, Inc.
         Mutual Fund Operations
         The SunAmerica Center
         733 Third Avenue New York, New York 10017-3204

         1-800-858-8850, extension 5660
or


by calling your broker or financial advisor.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.



                                                     [Logo omitted] SunAmerica
                                                                    Mutual Funds



DISTRIBUTOR: SunAmerica Capital Services
INVESTMENT COMPANY ACT
File No. 811-07797

--------------------------------------------------------------------------------
March 5, 2001    PROSPECTUS
--------------------------------------------------------------------------------

SUNAMERICA STYLE SELECT SERIES(R)

o MULTI-CAP GROWTH PORTFOLIO
o LARGE-CAP VALUE PORTFOLIO
o VALUE PORTFOLIO
o SMALL-CAP VALUE PORTFOLIO
o FOCUSED GROWTH PORTFOLIO
o FOCUSED TECHNET PORTFOLIO
o FOCUSED GROWTH AND INCOME PORTFOLIO
o INTERNATIONAL EQUITY PORTFOLIO
  (CLASS Z SHARES)


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                          [LOGO]

Table of Contents
--------------------------------------------------------------------------------

FUND HIGHLIGHTS .......................................................        2

FINANCIAL HIGHLIGHTS ..................................................       14

SHAREHOLDER ACCOUNT INFORMATION .......................................       18

MORE INFORMATION ABOUT THE PORTFOLIOS .................................       20

     Investment Strategies ............................................       20

     Glossary .........................................................       23

       Investment Terminology .........................................       23

       Risk Terminology ...............................................       25

FUND MANAGEMENT ........................................................      26

INFORMATION ABOUT ADVISERS ............................................       27






                                                                          [LOGO]

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q&A

The following questions and answers are designed to give you an overview of the SunAmerica Style Select Series, Inc. (the "Fund"), and to provide you with information about eight of the Fund's separate Portfolios and their investment goals, principal investment strategies, and principal investment techniques. Each goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in chart form, under "More Information About the Portfolios," which starts on page 20, and the glossary that follows on page 23. As of January 1, 2001, Class Z shares of the International Equity Portfolio are no longer being offered for sale.

Q: WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND
   TECHNIQUES?

                             STYLE-BASED PORTFOLIOS

A:                                           PRINCIPAL
                         INVESTMENT          INVESTMENT         PRINCIPAL INVESTMENT
     FUND                   GOAL              STRATEGY               TECHNIQUES
     ----                ----------          ----------         --------------------
     MULTI-CAP         long-term             growth            active trading of equity
     GROWTH            growth of                               securities selected on
     PORTFOLIO*        capital                                 the basis of growth criteria,
                                                               issued by companies of
                                                               any market capitalization

     LARGE-CAP         long-term             value             active trading of equity
     VALUE             growth of                               securities selected on
     PORTFOLIO         capital                                 the basis of value criteria,
                                                               issued by large-cap
                                                               companies

     VALUE PORTFOLIO   long-term             value             active trading of equity
                       growth of                               securities selected on the
                       capital                                 basis of value criteria, issued
                                                               by large-cap or mid-cap
                                                               companies

     SMALL-CAP         long-term             value             active trading of equity
     VALUE             growth of                               securities selected on the
     PORTFOLIO         capital                                 basis of value criteria, issued
                                                               by small-cap companies

                               STYLIZED PORTFOLIOS

     FOCUSED           long-term             growth and        active trading of equity
     GROWTH            growth of             focus             securities selected on the
     PORTFOLIO**       capital                                 basis of growth criteria,
                                                               without regard to market
                                                               capitalization

     FOCUSED           long-term             growth and        active trading of equity
     TECHNET           growth of             focus             securities of companies
     PORTFOLIO         capital                                 that demonstrate the potential
                                                               for long-term growth of
                                                               capital and that the Advisers
                                                               believe will benefit significantly
                                                               from technological advances or
                                                               improvements, without regard to
                                                               market capitalization

       * Previously named the Aggressive Growth Portfolio.

      ** Previously named the Focus Portfolio.

--------------------------------------------------------------------------------

A "STYLE-BASED" Portfolio follows a strict investment approach based either on a "value" or a "growth" philosophy and on market capitalization.

A "STYLIZED" Portfolio may engage in value or growth investing, in any proportion or combination.

When deemed appropriate by an Adviser, a Portfolio may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

A FOCUS strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each FOCUSED GROWTH PORTFOLIO Adviser and Focused Technet Portfolio Adviser will invest in up to ten securities, while each FOCUSED GROWTH AND INCOME PORTFOLIO Adviser may invest in up to 30 securities. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Portfolio.

The "GROWTH" ORIENTED philosophy to which the Multi-Cap Growth, Focused Growth and Focused TechNet Portfolios subscribe, and to which the Focused Growth and Income and International Equity Portfolios partly subscribe--that of investing in securities which are believed to offer the potential for long-term growth of capital--focuses on securities considered to have a historical record of above-average growth rate; to have significant growth potential; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The "VALUE" ORIENTED philosophy to which the Large-Cap Value, Value and Small-Cap Value Portfolios subscribe, and to which the Focused Growth and Income and International Equity Portfolios partly subscribe--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usual-

--------------------------------------------------------------------------------

                                              PRINCIPAL
                         INVESTMENT          INVESTMENT         PRINCIPAL INVESTMENT
     FUND                   GOAL              STRATEGY               TECHNIQUES

     FOCUSED           long-term             growth, value     active trading of equity
     GROWTH            growth of             and focus         securities selected to achieve
     AND INCOME        capital and                             a blend of growth companies,
     PORTFOLIO         current income                          value  companies and companies
                                                               that the Advisers believe have
                                                               elements of growth and value,
                                                               issued by large-cap companies.
                                                               Each Adviser may emphasize either
                                                               a growth orientation or a value
                                                               orientation at any particular time.

     INTERNATIONAL     long-term             international     active trading of equity
     EQUITY            growth of                               securities and other securities
     PORTFOLIO         capital                                 with equity characteristics of non-U.S.
                                                               issuers located in at least three countries
                                                               other than the U.S. and selected without
                                                               regard to market capitalization at the
                                                               time of purchase

--------------------------------------------------------------------------------

ly calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

The strategy of "INTERNATIONAL" INVESTING that the International Equity Portfolio follows involves investing in at least three countries outside of the United States, and may incorporate, in any combination, elements of value investing, growth investing, and country allocation.

"COUNTRY ALLOCATION" is an investment strategy by which an Adviser purchases securities based on research involving investment opportunities in particular countries or regions, as opposed to opportunities in particular industries or types of stocks. This research may include, but is not limited to, data and forecasts about general regional economic strength, political and economic stability, and valuation of currency.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

--------------------------------------------------------------------------------

ADDITIONAL   INFORMATION  ABOUT  THE  FOCUSED  TECHnET   PORTFOLIO'S   PRINCIPAL
INVESTMENT TECHNIQUES

The Portfolio will invest in up to thirty companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Technology companies include companies in many industries that rely extensively on technology in their product development or operations, are expected to benefit from technological advances and improvements, or may be experiencing growth in sales and earnings driven by technology related research, products or services.

The broad industry categories in which technology companies may be found include computer software and hardware, network and capital broadcasting, internet and internet-related businesses, the development, production, sale, and distribution of goods or services used in the broadcast and media industries, communications services or equipment, the design, manufacture, or sale of electric components, defense and data storage and retrieval, healthcare and biotechnology. The relative size of the Portfolio's investment within these industries will vary from time to time, and at times, one of these industries may not be represented in the Portfolio's holdings.

Under normal market conditions, all of the Portfolio's holdings will be in technology companies. Among these, the Portfolio will significantly invest in internet and internet-related businesses. These companies include e-commerce enterprises as well as those that develop services and products for the internet. The Advisers may rotate the Portfolio's holdings out of internet or internet-related companies for temporary defensive purposes or if market conditions warrant.

MARKET CAPITALIZATION RANGES


Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The Portfolios' market capitalization ranges will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.4 billion or less for the Small-Cap category; between $1.4 billion and $9.9 billion for the Mid-Cap category; and $9.9 billion or more for the Large-Cap category. Under normal circumstances, at least 65% of the total assets of each Style-based Portfolio will be invested in companies with market capitalizations within the Portfolio's applicable range. The median market capitalization of the companies within each Portfolio will fall within its applicable range.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the chart on page 20 describes various additional risks.

   RISKS OF INVESTING IN EQUITY SECURITIES

   All of the Portfolios invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

   RISKS OF NON-DIVERSIFICATION

   Each Portfolio is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

   ADDITIONAL PRINCIPAL RISKS

   Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, or SunAmerica or SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goal. If the value of the assets of a Portfolio goes down, you could lose money.

   RISKS OF INVESTING IN TECHNOLOGY COMPANIES

   Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than a fund that does not invest in technology companies.

   RISKS OF INVESTING IN SMALL COMPANIES

   The Multi-Cap Growth, Small-Cap Value and Focused TechNet Portfolios may invest in stocks of smaller companies, which may be more volatile than, and not as readily marketable as, those of larger companies.

   ADDITIONAL RISKS SPECIFIC TO INTERNATIONAL INVESTING

   The International Equity Portfolio will invest in stocks of non-U.S. issuers located in at least three countries other than the U.S. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

================================================================================

The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns to those of an appropriate market index. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information for the Focused TechNet Portfolio is not shown because it has not yet been in existence for one full year.

MULTI-CAP GROWTH PORTFOLIO (CLASS Z)

[The following table represents a chart in the printed piece.]

'99     73.68%
'00    -14.90%

During the period shown in the bar chart, the highest return for a quarter was 50.69% (quarter ended 12/31/99) and the lowest return for a quarter was -20.67% (quarter ended 12/31/00 ).

Average Annual Total Returns
(as of the calendar year ended                   Past One        Return Since
December 31, 2000)                                 Year          Inception***

Multi-Cap Growth Portfolio
Class Z                                           -14.90%           21.45%
Russell 2500 Growth Index*                        -16.09%            7.19%
Morningstar Aggressive Growth Category**            3.10%           15.02%


       * The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher than average price-to-book ratios and higher forecasted growth rates.
      ** Developed by Morningstar,  the Morningstar  Aggressive  Growth Category
         currently reflects a group of 123 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

     *** Class Z shares commenced offering on April 1, 1998.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

LARGE-CAP VALUE PORTFOLIO (CLASS Z)

[The following table represents a chart in the printed piece.]

'99     8.63%
'00    14.17%

During the period shown in the bar chart, the highest return for a quarter was 12.84% (quarter ended 6/30/99) and the lowest return for a quarter was -10.39% (quarter ended 9/30/99).

Average Annual Total Returns
(as of the calendar year ended                    Past One        Return Since
December 31, 2000)                                  Year          Inception***

Large-Cap Value Portfolio
Class Z                                            14.17%            6.88%
Russell 1000 Value Index*                           7.02%            6.52%
Morningstar Large-Cap Value Category**              5.32%            4.90%

       * The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

      ** Developed by  Morningstar,  the  Morningstar  Large-Cap  Value Category
         currently reflects a group of 263 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

     *** Class Z shares commenced offering on April 1, 1998.

================================================================================


--------------------------------------------------------------------------------

VALUE PORTFOLIO (CLASS Z)

[The following table represents a chart in the printed piece.]

'99     9.74%
'00    10.81%

During the period shown in the bar chart, the highest return for a quarter was 12.43% (quarter ended 6/30/99) and the lowest return for a quarter was -9.78% (quarter ended 9/30/99).

Average Annual Total Returns
(as of the calendar year ended                   Past One        Return Since
December 31, 2000)                                 Year          Inception****

Value Portfolio
Class Z                                            10.81%            3.70%
S&P 500 Index*                                    -10.17%            6.58%
Russell Midcap Value Index**                       19.18%            4.79%
Morningstar Mid-Cap Value Category***              16.38%            6.44%


       * The S&P 500(R) is the Standard &Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

      ** The Russell  Midcap(TM)  Value Index measures the  performance of those
         Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. The stocks are also members of the Russell 1000 Value Index.

     *** Developed  by  Morningstar,  the  Morningstar  Mid-Cap  Value  Category
         currently reflects a group of 141 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

    **** Class Z shares commenced offering on April 1, 1998.

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FUND HIGHLIGHTS
--------------------------------------------------------------------------------

SMALL-CAP VALUE PORTFOLIO (CLASS Z)

[The following table represents a chart in the printed piece.]

'99     6.95%
'00    24.00%

During the period shown in the bar chart, the highest return for a quarter was 20.72% (quarter ended 6/30/99) and the lowest return for a quarter was -9.27% (quarter ended 3/31/99).

Average Annual Total Returns
(as of the calendar year ended                   Past One        Return Since
December 31, 2000)                                 Year          Inception***

Small-Cap Value Portfolio
Class Z                                            24.00%            4.72%
Russell 2000 Value Index*                          22.80%            1.59%
Morningstar Small-Cap Value Category**             17.27%            1.55%

       * The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2000 smallest companies out of the 3000 largest U.S. companies with lower growth rates and price-to-book ratios.

      ** Developed by  Morningstar,  the  Morningstar  Small-Cap  Value Category
         currently reflects a group of 180 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

     *** Class Z shares commenced offering on April 1, 1998.

================================================================================


--------------------------------------------------------------------------------

FOCUSED GROWTH PORTFOLIO (CLASS Z)

[The following table represents a chart in the printed piece.]

'00    -18.74%

During the period shown in the bar chart, the highest return for a quarter ended was 9.41% (quarter ended 3/31/00) and the lowest return for a quarter was -16.52% (quarter ended 12/31/00 ).

Average Annual Total Returns
(as of the calendar year                      Past One         Return Since
ended December 31, 2000)                        Year           Inception***

Focused Growth Portfolio
Class Z                                        -18.74%              5.50%
S&P 500 Index*                                 -10.17%             -3.69%
Morningstar Large-Cap Growth Category**        -13.92%              4.03%


       * The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

      ** Developed by  Morningstar,  the Morningstar  Large-Cap  Growth Category
         currently reflects a group of 223 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

     *** Class Z shares commenced offering on July 7, 1999.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED GROWTH AND INCOME PORTFOLIO (CLASS B)*

[The following table represents a chart in the printed piece.]

'98     12.38%
'99     57.18%
'00    -16.71%

During the period shown in the bar chart, the highest return for a quarter was 45.62% (quarter ended 12/31/99 ) and the lowest return for a quarter was -17.03% (quarter ended 12/31/00).

Average Annual Total Returns
(as of the calendar year                         Past One        Return Since
ended December 31, 2000)                           Year          Inception*****

Focused Growth and Income Portfolio**
Class B                                           -20.88%           12.43%
S&P 500 Index***                                  -10.17%           10.24%
Morningstar Large-Cap Blend Category****           -7.17%           11.70%

       * The returns shown in the bar chart are for Class B shares, which are not offered in this Prospectus. Class B shares were used in preparing the bar chart because Class B has the largest asset base. Class Z shares would have had substantially similar annual returns as those shown for Class B shares because the shares are invested in the same portfolio of securities as the Class Z shares. The annual returns of the Class Z shares would differ from those of Class B shares only to the extent that the Classes do not have the same fees and expenses. The Class B sales charges are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. Class Z shares commenced offering on October 6, 2000.

      ** Includes sales charges.

     *** The S&P  500(R) is the  Standard  & Poor's 500  Composite  Stock  Price
         Index, a widely recognized, unmanaged index of common stock prices.

    **** Developed by  Morningstar,  the  Morningstar  Large-Cap  Blend Category
         currently reflects a group of 429 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

   ***** Class B shares commenced offering on October 15, 1997.

================================================================================


--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (CLASS Z)

[The following table represents a chart in the printed piece.]

'99     34.39%
'00    -19.61%

During the period shown in the bar chart, the highest return for a quarter was 28.38% (quarter ended 12/31/99) and the lowest return for a quarter was -7.67% (quarter ended 12/31/00 ).

Average Annual Total Returns
(as of the calendar year ended                Past One           Return Since
December 31, 2000)                              Year             Inception***

International Equity Portfolio
Class Z                                        -19.61%               1.25%
MSCI EAFE Index*                               -13.95%               4.88%
Morningstar Foreign Stock Category**           -15.69%               6.52%

       * The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries of Europe, Australia, Asia and the Far East.

      ** Developed  by  Morningstar,  the  Morningstar  Foreign  Stock  Category
         currently reflects a group of 302 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

     *** Class Z shares commenced offering on April 1, 1998.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q:   WHAT ARE THE PORTFOLIOS' EXPENSES?

A: THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS Z SHARES OF THE PORTFOLIOS.

                                                                                                         Focused
                                                                                                          Growth
                                     Multi-Cap   Large-Cap              Small-Cap   Focused   Focused      and    International
                                      Growth       Value       Value      Value     Growth     TechNet    Income     Equity
                                     Portfolio   Portfolio   Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
                                     ---------   ---------   ---------  ---------  ---------  ---------  ---------  ---------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR  INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price) .......   None        None        None       None       None       None       None      None

Maximum Deferred Sales Charge
(Load) (as a percentage of amount
redeemed) ...........................   None        None        None       None       None       None       None      None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends .....   None        None        None       None       None       None       None      None

Redemption Fee ......................   None        None        None       None       None       None       None      None

Exchange Fee ........................   None        None        None       None       None       None       None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)

Management Fees .....................   1.00%       1.00%       1.00%      1.00%      0.85%      1.25%      1.00%     1.10%

Distribution  (and/or Service)
  (12b-1) Fees ......................   None        None        None       None       None       None       None      None

Other Expenses ......................   1.44%       4.94%      10.35%     10.06%      0.40%     46.06%     26.75%    11.81%
                                        ----        ----       -----      -----       ----      -----      -----     -----
Total Annual Fund Operating
  Expenses ..........................   2.44%       5.94%      11.35%     11.06%      1.25%     47.31%     27.75%    12.91%
                                        ====        ====       =====      =====       ====      =====      =====     =====
Expense Reimbursement ...............   1.23%       4.73%      10.14%      9.85%      0.13%     45.91%     26.87%    11.45%
                                        ====        ====       =====      =====       ====      =====      =====     =====
Net Expenses(1) .....................   1.21%       1.21%       1.21%      1.21%      1.12%      1.40%      0.88%     1.46%
                                        ====        ====       =====      =====       ====      =====      =====     =====

(1) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratio set forth above. The Adviser may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

================================================================================


--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:


                                            1 year     3 years    5 years    10 years
                                            -----      ------     ------     -------

MULTI-CAP GROWTH PORTFOLIO
     (Class Z shares)                          $123        $384       $665       $1,466

LARGE CAP VALUE PORTFOLIO
     (Class Z shares)                          $123        $384       $665       $1,466

VALUE PORTFOLIO
     (Class Z shares)                          $123        $384       $665       $1,466

SMALL-cAP VALUE PORTFOLIO
     (Class Z shares)                          $123        $384       $665       $1,466

FOCUSED GROWTH PORTFOLIO
     (Class Z shares)                          $114        $356       $617       $1,363

FOCUSED TECHnET PORTFOLIO
     (Class Z shares)                          $143        $443       $766       $1,680

FOCUSED GROWTH AND INCOME PORTFOLIO
     (Class Z shares)                           $90        $281       $488       $1,084

INTERNATIONAL EQUITY PORTFOLIO
     (Class Z shares)                          $149        $461       $797       $1,746

================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are incorporated by reference in the Fund's Statement of Additional Information
(SAI), which is available upon request.

MULTI-CAP GROWTH PORTFOLIO

                                          NET
                                      GAIN (LOSS)
                            NET        ON INVEST-      TOTAL     DIVIDENDS   DISTRI-
               NET ASSET   INVEST-       MENTS (BOTH   FROM      FROM NET    BUTIONS
                 VALUE,     MENT        REALIZED        NET       INVEST-     FROM     TOTAL
   PERIOD      BEGINNING   INCOME         AND       INVESTMENT     MENT      CAPITAL   DISTRI-
   ENDED       OF PERIOD   (LOSS)(1)   UNREALIZED)    INCOME      INCOME      GAINS    BUTIONS
   ------      ---------   ------      ---------    ----------   --------    -------   -------
                                                                       CLASS Z
                                                                       -------
  04/03/98(5)--
  10/31/98 ...  $ 18.30    $(0.03)      $(1.70)      $ (1.73)      $ --       $ --      $ --

  10/31/99 ...    16.57     (0.10)        9.91          9.81         --         --        --

  10/31/00 ...    26.38     (0.16)        8.73          8.57         --      (3.24)    (3.24)
                                                      RATIO OF NET
                                                       INVESTMENT
 NET ASSET              NET ASSETS       RATIO OF        INCOME
   VALUE,                 END OF         EXPENSES      (LOSS) TO
  END OF      TOTAL       PERIOD        TO AVERAGE      AVERAGE      PORTFOLIO
  PERIOD    RETURN(2)     (000'S)      NET ASSETS(4)  NET ASSETS(4)  TURNOVER
  ------    ---------   ----------     -------------  -------------  ---------

  $16.57     (9.45)%       $346          1.21%(3)      (0.36)%(3)       142%

   26.38     59.20          624          1.21          (0.45)           126

   31.71     33.55        3,239          1.21          (0.46)           134

----------
      (1) Calculated  based upon average shares  outstanding
      (2) Total return is not annualized and does not reflect sales load
      (3) Annualized
      (4) Net of the following expense reimbursements (based on average net assets):

                   10/31/98    10/31/99    10/31/00
                   --------    --------    --------
                     7.62%       4.71%      1.23%

      (5) Commencement of operations.

================================================================================

LARGE-CAP VALUE PORTFOLIO

                                          NET
                                      GAIN (LOSS)
                            NET        ON INVEST-      TOTAL     DIVIDENDS   DISTRI-
               NET ASSET   INVEST-       MENTS (BOTH   FROM      FROM NET    BUTIONS
                 VALUE,     MENT        REALIZED        NET       INVEST-     FROM     TOTAL
   PERIOD      BEGINNING   INCOME         AND       INVESTMENT     MENT      CAPITAL   DISTRI-
   ENDED       OF PERIOD   (LOSS)(1)   UNREALIZED)    INCOME      INCOME      GAINS    BUTIONS
   ------      ---------   ------      ---------    ----------   --------    -------   -------
                                                                       CLASS Z
                                                                       -------
  04/16/98(6)--
  10/31/98 ...  $ 13.86     $0.06       $(1.27)       $(1.21)    $(0.01)      $ --      $(0.01)

  10/31/99 ...    12.64      0.13         1.49          1.62         --      (0.08)      (0.08)

  10/31/00 ...    14.18      0.22         1.86          2.08         --      (0.32)      (0.32)
                                                     RATIO OF NET
                                                      INVESTMENT
NET ASSET              NET ASSETS       RATIO OF        INCOME
  VALUE,                 END OF         EXPENSES      (LOSS) TO
 END OF      TOTAL       PERIOD        TO AVERAGE      AVERAGE      PORTFOLIO
 PERIOD    RETURN(2)     (000'S)      NET ASSETS(4)  NET ASSETS(4)  TURNOVER
 ------    ---------   ----------     -------------  -------------  ---------

 $12.64     (8.72)%       $207          1.21%(3)      0.97%(3)         37%

  14.18     12.87          241          1.21          0.89             42

  15.94     15.02          897          1.21(5)       1.40(5)          96

----------
      (1) Calculated based upon average shares outstanding
      (2) Total return is not annualized and does not reflect sales load
      (3) Annualized
      (4) Net of the following expense reimbursements (based on average net assets):

                   10/31/98    10/31/99    10/31/00
                   --------    --------    --------
                    11.77%      11.86%      4.73%

      (5) Net of custody credits of 0.01%.
      (6) Commencement of operations.

================================================================================


--------------------------------------------------------------------------------


VALUE PORTFOLIO

                                          NET
                                      GAIN (LOSS)
                            NET        ON INVEST-      TOTAL     DIVIDENDS   DISTRI-
               NET ASSET   INVEST-       MENTS (BOTH   FROM      FROM NET    BUTIONS
                 VALUE,     MENT        REALIZED        NET       INVEST-     FROM     TOTAL
   PERIOD      BEGINNING   INCOME         AND       INVESTMENT     MENT      CAPITAL   DISTRI-
   ENDED       OF PERIOD   (LOSS)(1)   UNREALIZED)    INCOME      INCOME      GAINS    BUTIONS
   ------      ---------   ------      ---------    ----------   --------    -------   -------
                                                                       CLASS Z
                                                                       -------
  04/03/98(5)--
  10/31/98      $17.62      $0.05       $(2.63)       $ (2.58)    $ --        $ --      $ --

  10/31/99       15.04       0.17         1.76           1.93       --          --        --

  10/31/00       16.97       0.13         1.69           1.82       --       (0.77)    (0.77)

                                                       RATIO OF NET
                                                        INVESTMENT
  NET ASSET              NET ASSETS       RATIO OF        INCOME
    VALUE,                 END OF         EXPENSES      (LOSS) TO
   END OF      TOTAL       PERIOD        TO AVERAGE      AVERAGE      PORTFOLIO
   PERIOD    RETURN(2)     (000'S)      NET ASSETS(4)  NET ASSETS(4)  TURNOVER
   ------    ---------   ----------     -------------  -------------  ---------

   $15.04     (14.64)%      $101          1.21%(3)      0.62%(3)         69%

    16.97      12.83          74          1.21          0.98            118

    18.02      11.25         353          1.21          0.72             95

----------
      (1) Calculated based upon average shares outstanding
      (2) Total return is not annualized and does not reflect sales load
      (3) Annualized
      (4) Net of the following expense reimbursements (based on average net assets):

                   10/31/98    10/31/99    10/31/00
                   --------    --------    --------
                    28.83%      23.27%      10.14%
      (5) Commencement of operations.

================================================================================

SMALL-CAP VALUE PORTFOLIO

                                          NET
                                      GAIN (LOSS)
                            NET        ON INVEST-      TOTAL     DIVIDENDS   DISTRI-
               NET ASSET   INVEST-       MENTS (BOTH   FROM      FROM NET    BUTIONS
                 VALUE,     MENT        REALIZED        NET       INVEST-     FROM     TOTAL
   PERIOD      BEGINNING   INCOME         AND       INVESTMENT     MENT      CAPITAL   DISTRI-
   ENDED       OF PERIOD   (LOSS)(1)   UNREALIZED)    INCOME      INCOME      GAINS    BUTIONS
   ------      ---------   ------      ---------    ----------   --------    -------   -------
                                                                       CLASS Z
                                                                       -------
  04/03/98(5)--
  10/31/98      $ 13.63     $0.04       $(2.80)       $ (2.76)    $(0.02)     $ --      $(0.02)

  10/31/99        10.85      0.11         0.83           0.94         --        --          --

  10/31/00        11.79      0.14         2.18           2.32         --        --          --

                                                      RATIO OF NET
                                                       INVESTMENT
 NET ASSET              NET ASSETS       RATIO OF        INCOME
   VALUE,                 END OF         EXPENSES      (LOSS) TO
  END OF      TOTAL       PERIOD        TO AVERAGE      AVERAGE      PORTFOLIO
  PERIOD    RETURN(2)     (000'S)      NET ASSETS(4)  NET ASSETS(4)  TURNOVER
  ------    ---------   ----------     -------------  -------------  ---------

  $10.85     (20.30)%      $142          1.21%(3)      0.70%(3)         50%

   11.79       8.66          78          1.21          0.96            102

   14.11      19.68         406          1.21          1.00             67

----------
      (1) Calculated based upon average shares outstanding
      (2) Total return is not annualized and does not reflect sales load
      (3) Annualized
      (4) Net of the following expense reimbursements (based on average net assets):

                   10/31/98    10/31/99    10/31/00
                   --------    --------    --------
                    20.37%      20.90%      9.85%
      (5) Commencement of operations.

================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED GROWTH PORTFOLIO

                                           NET
                                       GAIN (LOSS)
                            NET        ON INVEST-      TOTAL     DIVIDENDS   DISTRI-
               NET ASSET   INVEST-     MENTS (BOTH     FROM      FROM NET    BUTIONS
                 VALUE,     MENT        REALIZED        NET       INVEST-     FROM     TOTAL
   PERIOD      BEGINNING   INCOME         AND       INVESTMENT     MENT      CAPITAL   DISTRI-
   ENDED       OF PERIOD   (LOSS)(1)   UNREALIZED)    INCOME      INCOME      GAINS    BUTIONS
   ------      ---------   ------      ---------    ----------   --------    -------   -------
                                                                       CLASS Z
                                                                       -------
  07/07/99(6)--
  10/31/99      $18.18     $   --       $1.09         $1.09       $  --      $   --    $   --

  10/31/00       19.27      (0.09)       2.53          2.44          --       (0.09)    (0.09)

                                                     RATIO OF NET
                                                      INVESTMENT
NET ASSET              NET ASSETS       RATIO OF        INCOME
  VALUE,                 END OF         EXPENSES      (LOSS) TO
 END OF      TOTAL       PERIOD        TO AVERAGE      AVERAGE      PORTFOLIO
 PERIOD    RETURN(2)     (000'S)      NET ASSETS(4)  NET ASSETS(4)  TURNOVER
 ------    ---------   ----------     -------------  -------------  ---------

 $ 19.27     6.00%        $2,522        0.93%(3)      (0.09)%(3)       161%

   21.62    12.67         12,523        1.12(5)       (0.38)(5)        228

----------
      (1) Calculated based upon average shares outstanding
      (2) Total return is not annualized and does not reflect sales load
      (3) Annualized
      (4) Net of the following expense reimbursements (based on average net assets):

                   10/31/99     10/31/00
                   --------     --------
                     2.23%        0.13%

      (5) Commencement of operations.

================================================================================

FOCUSED TECHNET PORTFOLIO

                                          NET
                                      GAIN (LOSS)
                            NET        ON INVEST-      TOTAL     DIVIDENDS   DISTRI-
               NET ASSET   INVEST-       MENTS (BOTH   FROM      FROM NET    BUTIONS
                 VALUE,     MENT        REALIZED        NET       INVEST-     FROM     TOTAL
   PERIOD      BEGINNING   INCOME         AND       INVESTMENT     MENT      CAPITAL   DISTRI-
   ENDED       OF PERIOD   (LOSS)(1)   UNREALIZED)    INCOME      INCOME      GAINS    BUTIONS
   ------      ---------   ------      ---------    ----------   --------    -------   -------
                                                                       CLASS Z
                                                                       -------
  10/03/00(6)--
  10/31/00       $17.33     $(0.01)     $(1.79)       $(1.80)     $  --       $  --     $  --

                                                                     RATIO OF NET
                                                      INVESTMENT
NET ASSET              NET ASSETS       RATIO OF        INCOME
  VALUE,                 END OF         EXPENSES      (LOSS) TO
 END OF      TOTAL       PERIOD        TO AVERAGE      AVERAGE      PORTFOLIO
 PERIOD    RETURN(2)     (000'S)      NET ASSETS(4)  NET ASSETS(4)  TURNOVER
 ------    ---------   ----------     -------------  -------------  ---------

$15.53      (10.13)%      $563          1.40%(3)(5)   (0.76)%(3)(5)    176%

----------
      (1) Calculated based upon average shares outstanding
      (2) Total return is not annualized and does not reflect sales load
      (3) Annualized
      (4) Net of the following expense reimbursements (based on average net assets):

                   10/31/00
                   --------
                   45.91%

      (5) Net of custody credits of 0.02%
      (6) Commencement of operations.


================================================================================

FOCUSED GROWTH AND INCOME PORTFOLIO

                                          NET
                                      GAIN (LOSS)
                            NET        ON INVEST-      TOTAL     DIVIDENDS   DISTRI-
               NET ASSET   INVEST-       MENTS (BOTH   FROM      FROM NET    BUTIONS
                 VALUE,     MENT        REALIZED        NET       INVEST-     FROM     TOTAL
   PERIOD      BEGINNING   INCOME         AND       INVESTMENT     MENT      CAPITAL   DISTRI-
   ENDED       OF PERIOD   (LOSS)(1)   UNREALIZED)    INCOME      INCOME      GAINS    BUTIONS
   ------      ---------   ------      ---------    ----------   --------    -------   -------
                                                                       CLASS Z
                                                                       -------
  10/03/00(6)--
  10/31/00      $20.28      $(0.01)     $(0.76)       $(0.77)     $ --        $ --      $ --

                                                                     RATIO OF NET
                                                                      INVESTMENT
                NET ASSET              NET ASSETS       RATIO OF        INCOME
                  VALUE,                 END OF         EXPENSES      (LOSS) TO
   PERIOD        END OF      TOTAL       PERIOD        TO AVERAGE      AVERAGE      PORTFOLIO
   ENDED         PERIOD    RETURN(2)     (000'S)      NET ASSETS(4)  NET ASSETS(4)  TURNOVER
   ------        ------    ---------   ----------     -------------  -------------  ---------
  10/06/00--
  10/31/00       $19.51     (3.80)%       $148          0.88%(3)      (0.42)%(3)        121%

----------
      (1) Calculated based upon average shares outstanding
      (2) Total return is not annualized and does not reflect sales load
      (3) Annualized
      (4) Net of the following expense reimbursements (based on average net assets):

                   10/31/00
                   --------
                   26.87%

      (5) Commencement of operations.

================================================================================


--------------------------------------------------------------------------------


INTERNATIONAL EQUITY PORTFOLIO

                                           NET
                                       GAIN (LOSS)
                            NET         ON INVEST-     TOTAL     DIVIDENDS   DISTRI-
               NET ASSET   INVEST-     MENTS (BOTH     FROM      FROM NET    BUTIONS
                 VALUE,     MENT        REALIZED        NET       INVEST-     FROM     TOTAL
   PERIOD      BEGINNING   INCOME         AND       INVESTMENT     MENT      CAPITAL   DISTRI-
   ENDED       OF PERIOD   (LOSS)(1)   UNREALIZED)    INCOME      INCOME      GAINS    BUTIONS
   ------      ---------   ------      ---------    ----------   --------    -------   -------
                                                                       CLASS Z
                                                                       -------
  04/06/98(6)--
  10/31/98      $13.87      $0.03       $(1.63)       $(1.60)     $ --        $ --      $ --

  10/31/99       12.27       0.03         2.16          2.19        --       (0.05)    (0.05)

  10/31/00       14.41       0.03         0.24          0.27        --          --      --

                                                                     RATIO OF NET
                                                                      INVESTMENT
                NET ASSET              NET ASSETS       RATIO OF        INCOME
                  VALUE,                 END OF         EXPENSES      (LOSS) TO
   PERIOD        END OF      TOTAL       PERIOD        TO AVERAGE      AVERAGE      PORTFOLIO
   ENDED         PERIOD    RETURN(2)     (000'S)      NET ASSETS(4)  NET ASSETS(4)  TURNOVER
   ------        ------    ---------   ----------     -------------  -------------  ---------
  04/06/98--
  10/31/98       $12.27     (11.54)%      $145          1.46%(3)      0.40%(3)         114%

  10/31/99        14.41      17.90          32          1.46          0.19             102

  10/31/00        14.68       1.87         333          1.46(5)       0.19(5)           89

----------
      (1) Calculated based upon average shares outstanding
      (2) Total return is not annualized and does not reflect sales load
      (3) Annualized
      (4) Net of the following expense reimbursements (based on average net assets):

                   10/31/98    10/31/99    10/31/00
                   --------    --------    --------
                    16.25%      26.35%     11.45%

      (5) Net of custody credits of 0.01%
      (6) Commencement of operations.

================================================================================

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS
Each Portfolio offers Class Z shares through this prospectus. Class Z shares are offered exclusively for sale to participants in the SunAmerica Profit Sharing and Retirement Plan, an employee benefit plan sponsored by Fidelity Investments (the "401(k) Plan" or the "Plan").


OPENING AN ACCOUNT
Class Z shares of the Portfolio are offered exclusively for sale to participants in the 401(k) Plan. Such shares may be purchased or redeemed only by the 401(k) Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Portfolio shares through the Plan will be of Class Z shares.


Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the 401(k) Plan should be directed to the Fidelity Participant Center at (800) 835-5098.

TRANSACTION POLICIES


VALUATION OF SHARES. The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of Class Z by the number of Class Z's outstanding shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.




BUY AND SELL PRICES. When you buy Class Z shares, you pay the NAV. When you sell Class Z shares, you receive the NAV.

EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the Fund receives your request in good order. If your order is received by the Fund or the Distributor before the Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If your order is received after that time, you will receive the next business day's closing price. The Fund and the Distributor reserve the right to reject any order to buy shares.

The net asset value per share at which shares of the Portfolio are purchased or redeemed by the Plan for the accounts of individual Plan participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws. Each Portfolio may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of each Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.


If the Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. However, the Focused Growth and Focused Growth and Income Portfolios have each made an election that requires it to pay a certain portion of redemption proceeds in cash.

EXCHANGES. Class Z shareholders of one Portfolio may exchange their shares for Class Z shares of another Fund distributed by SunAmerica Capital Services, Inc. on the basis of relative net asset value per share. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange.

================================================================================


--------------------------------------------------------------------------------


TAX, DIVIDEND AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

     o after every transaction that affects your account balance (except a dividend reinvestment)

     o   after any changes of name or address of the registered owner(s)

     o in all other circumstances, quarterly or annually, depending upon the Portfolio

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends are paid quarterly by the Focused Growth and Income Portfolio and annually by the other Portfolios. Capital gains distributions, if any, are paid at least annually by the Portfolios.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of Class Z of the same Portfolio on which they were paid. Alternatively, dividends and distributions may be reinvested in any other SunAmerica Mutual Fund that offers Class Z. For existing accounts, contact the Fidelity Participant Center at (800) 835-5098 to change dividend and distribution payment options.

The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B and Class II of the same Portfolio shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

TAXES. As a qualified plan, the 401(k) Plan generally pays no federal income tax. Individual participants in the 401(k) Plan should consult Plan documents and their own tax advisers for information on the tax consequences associated with participating in the 401(k) Plan.

================================================================================

MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                MULTI-CAP                        LARGE-CAP
                                                 GROWTH                            VALUE                      VALUE
                                                PORTFOLIO                        PORTFOLIO                  PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

What is the Portfolio's investment          Long-term growth of              Long-term growth of        Long-term growth of
goal?                                       capital                          capital                    capital
-----------------------------------------------------------------------------------------------------------------------------------

What principal investment                   growth                           value                      value
strategies does the Portfolio use
to implement its
investment goal?
-----------------------------------------------------------------------------------------------------------------------------------

What are the Portfolio's principal          active trading of stocks of      active trading of stocks of
active trading of stocks of                 any market capitalization        large-cap companies that   large-cap and mid-cap
investment techniques?                      that offer the potential for     offer the potential for    companies that offer the
                                            long-term growth of capital      long-term growth           potential for long-term
                                                                             of capital                 growth of capital
-----------------------------------------------------------------------------------------------------------------------------------

What are the Portfolio's other              o Foreign securities             o Mid-cap companies        o Foreign securities
significant investments?                                                     o Foreign securities
-----------------------------------------------------------------------------------------------------------------------------------

What other types of securities              o Short-term investments         o Short-term investments   o Short-term investments
may the Portfolio normally invest           o Defensive instruments          o Defensive instruments    o Defensive instruments
in as part  of efficient portfolio          o Options and futures            o Options and futures      o Options and futures
management or for return                    o Special situations             o Special situations       o Special situations
enhancement purposes?
-----------------------------------------------------------------------------------------------------------------------------------

What risks may                              o Stock market volatility        o Stock market volatility  o Stock market volatility
affect the Portfolio?                       o Securities selection           o Securities selection     o Securities selection
                                            o Small market capitalization    o Non-diversification      o Non-diversification
                                            o Non-diversification            o Foreign exposure         o Foreign exposure
                                            o Foreign exposure               o Derivatives              o Derivatives
                                            o Derivatives                    o Hedging                  o Hedging
                                            o Hedging

--------------------------------------------------------------------------------
                                   INVESTMENT
                                   STRETEGIES
--------------------------------------------------------------------------------
Each Portfolio has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Portfolio's investment approach. Following this chart is a glossary that further describes the investment and risk terminology used in the chart. Please review the glossary in conjunction with this chart.
--------------------------------------------------------------------------------

================================================================================


--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          SMALL-CAP                                                                     FOCUSED
            VALUE                              FOCUSED GROWTH                           TECH NET
          PORTFOLIO                              PORTFOLIO                              PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
     Long-term growth of                Long-term growth of capital            Long-term growth of capital
     capital
-----------------------------------------------------------------------------------------------------------------------------------

     value                              growth and focus                       growth and focus
-----------------------------------------------------------------------------------------------------------------------------------

     active trading of stocks           active trading of equity               active trading of up to thirty equity securities
     of small-cap companies             securities, without regard             of companies that offer the potential
     that offer the potential           to market capitalization               for long-term growth of capital and that
     for long-term growth                                                      the Advisers believe will benefit significantly
     of capital                                                                from technological advances or improvements,
                                                                               without regard to market capitalization
-----------------------------------------------------------------------------------------------------------------------------------

     o Mid-cap companies                o Foreign securities                   o Foreign securities
     o Foreign companies
-----------------------------------------------------------------------------------------------------------------------------------

     o Short-term investments           o Short-term investments               o Short-term investments
     o Defensive instruments            o Defensive instruments                o Defensive instruments o
     O Options and futures              o Options and futures                  o Options and futures
     o Special situations               o Special situations                   o Special situations
-----------------------------------------------------------------------------------------------------------------------------------

     o Stock market volatility          o Stock market volatility              o Stock market volatility
     o Securities selection             o Securities selection                 o Securities selection
     o Small market                     o Non-diversification                  o Non-diversification
        capitalization                  o Foreign exposure                     o Small market capitalization
     o Non-diversification              o Derivatives                          o Technology company
     o Foreign exposure                 o Hedging                              o Foreign exposure
     o Derivatives                                                             o Derivatives
     o Hedging                                                                 o Hedging
                                                                               o Emerging markets

================================================================================

MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              FOCUSED GROWTH                          INTERNATIONAL
                                                                AND INCOME                               EQUITY
                                                                PORTFOLIO                               PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
What is the Portfolio's investment                    Long-term growth of capital              Long-term growth of capital
goal?
-----------------------------------------------------------------------------------------------------------------------------------

What principal investment                             focus, growth and value                  international
strategies does the Portfolio use
to implement its
investment goal?
-----------------------------------------------------------------------------------------------------------------------------------

What are the Portfolio's principal                    active trading of large-cap              active trading of foreign securities
investment techniques?                                companies that offer the                 that offer the potential for
                                                      potential for long-term growth           long-term growth of capital
                                                      of capital and reasonable level
                                                      of current income
-----------------------------------------------------------------------------------------------------------------------------------

What are the Portfolio's other                        o Foreign securities                     o Foreign investment companies
significant investments?
-----------------------------------------------------------------------------------------------------------------------------------

What other types of securities                        o Short-term investments                 o Short-term investments
may the Portfolio normally invest                     o Defensive instruments                  o Defensive instruments
in as part of efficient portfolio                     o Options and futures                    o Options and futures
management or for return                              o Special situations                     o Special situations
enhancement purposes?                                                                          o Currency transactions
-----------------------------------------------------------------------------------------------------------------------------------

What risks may                                        o Stock market volatility                o Stock market volatility
affect the Portfolio?                                 o Securities selection                   o Securities selection
                                                      o Non-diversification                    o Non-diversification
                                                      o Foreign exposure                       o Foreign exposure
                                                      o Derivatives                            o Currency volatility
                                                      o Hedging                                o Small market capitalization
                                                                                               o Emerging markets
                                                                                               o Derivatives
                                                                                               o Hedging

================================================================================


--------------------------------------------------------------------------------

GLOSSARY

INVESTMENT TERMINOLOGY
GROWTH OF CAPITAL is growth of the value of an investment.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced.

EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.

LARGE-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Large-Cap category, as described on page 3. Currently, this range is $9.9 billion or higher.

MID-CAP COMPANIES are those with market caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is $1.4 billion and $9.9 billion. SMALL-CAP COMPANIES are those with market caps within the Morningstar, Inc. Small-Cap category, as described on page 3. Currently, this range is $1.4 billion or less.

SMALL-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Small-Cap category, as described on page 3. Currently, this range is $1.4 billion or less


SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).


OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.


It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Advisers will not invest in such investment companies unless, in their judgment, the potential benefits justify the payment of any associated fees and expenses.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.


--------------------------------------------------------------------------------
LARGE-CAP COMPANIES and MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.
--------------------------------------------------------------------------------

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MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------


A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

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--------------------------------------------------------------------------------

RISK TERMINOLOGY

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.


SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.


TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.


NON-DIVERSIFICATION:   By  concentrating  in  a  smaller  number  of  stocks,  a
Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

CURRENCY VOLATILITY: The value of a Portfolio's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities.

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

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FUND MANAGEMENT
--------------------------------------------------------------------------------


MANAGER: SunAmerica Asset Management Corp. selects the Advisers for the Portfolios, may manage certain portions of Portfolios, provides various administrative services, and supervises the daily business affairs of each Portfolio. The Advisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. SunAmerica may terminate any agreement with another Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Advisers for new or existing Portfolios, change the terms of particular agreements with Advisers or continue the employment of existing Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Portfolio have the right to terminate an agreement with an Adviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose to shareholders the Advisers' fees only in the aggregate for each Portfolio. For the fiscal year ended October 31, 2000, each Portfolio paid SunAmerica a fee equal to 1.00% of average daily net assets except the International Equity Portfolio, which paid a fee equal to 1.10% of average daily net assets, the Focused Growth Portfolio, which paid a fee equal to 0.85% of average daily net assets, and the Focused TechNet Portfolio, which paid an annual fee equal to 1.25% of average daily net assets. Payments to subadvisers for their services are made by SunAmerica, not by the Portfolios.

SunAmerica, located in the SunAmerica Center, 733 Third Avenue, New York, New York 10017, was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $29 billion as of December 31, 2000. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds Seasons Series Trust, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc. and SunAmerica Series Trust.


ADDITIONAL INFORMATION ABOUT THE SUBADVISERS

With the exception of the International Equity Portfolio and the Focused Growth and Income Portfolio, each of which has two different Advisers, each Portfolio provides investors with access to at least three different professional Advisers, each with its own distinct investment methodology within a particular investment style. Each Adviser manages a separate portion of a Portfolio.

SunAmerica will initially allocate the assets of each Portfolio equally among the Advisers. SunAmerica will also allocate new cash from share purchases and redemption requests equally among the Advisers, unless SunAmerica determines, subject to the review of the Board, that a different allocation of assets would be in the best interests of the Portfolio and its shareholders.


With respect to each Portfolio except the Focused Growth Portfolio, SunAmerica intends, on a quarterly basis, to review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Portfolio by more than 5%. If such a condition exists, SunAmerica will then reallocate cash flows among the Advisers, differently from the manner described above, in an effort to effect a rebalancing of the Portfolio's asset allocation. SunAmerica does not intend, but reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when it would be in the best interests of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

With respect to the Focused Growth Portfolio, in general, SunAmerica will not rebalance or reallocate the assets of the Portfolio among Advisers. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when it would be in the best interests of the Portfolio and its shareholders to do so. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

The Advisers and Portfolio Managers for each Portfolio are described below:

STYLE-BASED PORTFOLIOS

PORTFOLIO                                   PORTFOLIO MANAGEMENT ALLOCATED AMONG THE FOLLOWING ADVISERS
---------                                   -----------------------------------------------------------

Multi-Cap Growth Portfolio                  Janus Capital Corporation ("Janus")
                                            SunAmerica
                                            Credit Suisse Asset Management, LLC ("CSAM")

Large-Cap Value Portfolio                   Davis Selected Advisers, L.P. ("Davis")
                                            Thornburg Investment Management, Inc. ("Thornburg")
                                            Wellington Management Company ("Wellington
                                            Management")

Value Portfolio                             Davis
                                            Neuberger Berman, LLC ("Neuberger Berman")
                                            American Century Investment Management, Inc.
                                            ("American Century")

Small-Cap Value Portfolio                   Berger Associates, Inc. ("Berger") (subcontracted to
                                            Perkins, Wolf, McDonnell & Company ("PWM")
                                            EQSF Advisers, Inc. (investment adviser to the Third
                                            Avenue Funds and referred to as "Third Avenue")
                                            Lazard Asset Management ("Lazard")

STYLIZED PORTFOLIOS

Focused Growth Portfolio                    Fred Alger Management, Inc. ("Alger")
                                            Jennison Associates LLC ("Jennison")
                                            Marsico Capital Management, LLC ("Marsico")

Focused TechNet Portfolio                   Dresdner RCM Global Investors LLC ("Dresdner")
                                            SunAmerica
                                            Van Wagoner Capital Management, Inc. ("Van Wagoner")

Focused Growth and Income Portfolio         SunAmerica
                                            Marsico

International Equity Portfolio              Deutsche Asset Management, Inc. ("DAMI")
                                            T. Rowe Price International, Inc.
                                            ("T. Rowe Price International")

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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

DESCRIPTION OF THE ADVISERS

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. AMERICAN CENTURY is a Delaware corporation with principal offices at the American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2000, American Century had approximately $102.7 billion in total assets under management.

BERGER LLC. BERGER is a Nevada limited liability company located at 210 University Boulevard, Suite 900, Denver, Colorado 80206, and serves as investment adviser, sub-adviser or administrator to mutual funds, and institutional and private investors. As of December 31, 2000, Berger had assets under management of approximately $7.2 billion.

CREDIT SUISSE ASSET MANAGEMENT, LLC. is a wholly-owned subsidiary of Credit Suisse Group, one of the largest financial services companies in the world, and comprises the U.S. arm of Credit Suisse Group's Credit Suisse Asset Management division. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. As of December 31, 2000, Credit Suisse Asset Management had global assets under management of approximately $298 billion, of which approximately $94 billion was managed by CSAM. The principal business address of CSAM is 466 Lexington Avenue, New York, New York 10017.

DAVIS SELECTED ADVISERS, L.P. DAVIS is a Colorado limited partnership, located at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706. As of December 31, 2000, Davis had assets under management of approximately $38.8 billion.

DEUTSCHE ASSET MANAGEMENT, INC. DAMI has principal offices at 130 Liberty Street, New York, New York 10006. DAMI conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. As of September 30, 2000, DAMI managed approximately $16.4 billion in assets globally.

DRESDNER RCM GLOBAL INVESTORS LLC. DRESDNER is an indirect wholly owned subsidiary of Dresdner Bank AG, an international banking organization, and is located at Four Embarcadero Center, San Francisco, California 94111. As of December 31, 2000, Dresdner had approximately $80.9 billion in total assets under management and advice.

EQSF ADVISERS, INC. THIRD AVENUE is located at 767 Third Avenue, New York, New York 10017. Third Avenue has been an investment adviser and manager for mutual funds since its organization in 1986. As of December 31, 2000, Third Avenue had approximately $3 billion in assets under management.

FRED ALGER MANAGEMENT, INC. ALGER is a New York corporation wholly owned by its principals and located at 1 World Trade Center, New York, New York 10048. Since 1964, Alger has provided investment management services to large corporate pension plans, state and local governments, insurance companies, mutual funds and high net-worth individuals. As of December 31, 2000, Alger had in excess of $18 billion in assets under management.

JANUS CAPITAL CORPORATION. JANUS is a Colorado corporation located at 100 Fillmore Street, Denver, Colorado 80206-4923, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2000, Janus had assets under management of approximately $250 billion.

JENNISON ASSOCIATES LLC. JENNISON is a Delaware limited liability company located at 466 Lexington Avenue, New York, New York 10017. As of December 31, 2000, Jennison had approximately $80.9 billion in assets under management for institutional and mutual fund clients.

LAZARD ASSET MANAGEMENT. LAZARD is a division of Lazard Freres & Co. LLC, a New York limited liability company. Located at 30 Rockefeller Plaza, New York, New York 10112. Lazard provides investment management services to individual and institutional clients. As of December 31, 2000, Lazard and its affiliated companies managed client discretionary accounts with assets totaling approximately $71.1 billion.

MARSICO CAPITAL MANAGEMENT, LLC. MARSICO is a Delaware limited liability company located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. As of December 31, 2000, Marsico had approximately $14.9 billion in assets under management.

NEUBERGER BERMAN, LLC. NEUBERGER BERMAN is a Delaware limited liability company located at 605 Third Avenue, New York, New York 10158-0180. Neuberger Berman has been in the investment advisory business since 1939. As of December 31, 2000, Neuberger Berman and its affiliates had assets under management of approximately $55.5 billion.

PERKINS, WOLF, MCDONNELL & COMPANY. PWM, located at 53 West Jackson Boulevard, Suite 722, Chicago, Illinois 60604, was organized as a Delaware corporation in 1980. PWM is a member of the National Association of Securities Dealers, Inc. and, in 1984, registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2000, PWM had assets under management of approximately $2.8 billion.






28
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--------------------------------------------------------------------------------


SUNAMERICA ASSET MANAGEMENT CORP. See page 26.

T. ROWE PRICE INTERNATIONAL, INC. T. ROWE PRICE INTERNATIONAL is a Maryland corporation, incorporated in 1979. It is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2000, T.Rowe Price International managed over $32.7 billion of foreign assets.

THORNBURG INVESTMENT MANAGEMENT, INC. THORNBURG is a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501, and has been in the investment management business since 1982. As of December 31, 2000, Thornburg had approximately $3.7 billion in assets under management.

VAN WAGONER CAPITAL MANAGEMENT, INC. VAN WAGONER is a privately owned company located at 345 California Street, San Franciso, California 94104. As of December 31, 2000, Van Wagoner had approximately $2.3 billion in assets under management.

WELLINGTON MANAGEMENT COMPANY, LLP. WELLINGTON MANAGEMENT is a Massachusetts limited liability partnership, located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 2000, Wellington Management had investment management authority with respect to approximately $274.1 billion of assets.

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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

                              NAME, TITLE AND AFFILIATION OF
PORTFOLIO                     PORTFOLIO MANAGER                           EXPERIENCE
---------                     ------------------------------              ----------

Multi-Cap Growth Portfolio    Scott W. Schoelzel                          Mr. Schoelzel joined Janus Capital in January 1994.
                              Executive Vice President and                He has managed the Janus Twenty Fund since
                              Portfolio Manager (Janus)                   August 1997 and the Janus Aspen Capital Appreciation Fund
                                                                          since its inception.

                              Donna Calder (Domestic                      Prior to joining SunAmerica as a Portfolio Manager in
                              Equity Investment Team)                     February 1998, Ms. Calder served as a General
                              Portfolio Manager                           Partner of Manhattan Capital Partners, L.P.
                              (SunAmerica)

                              Elizabeth B. Dater                          Ms. Dater has been with CSAM since 1999, and
                              Managing Director (CSAM)                    with its predecessor, Warburg Pincus Asset
                                                                          Management, Inc., since 1978.

                              Stephen J. Lurito                           Mr. Lurito has been with CSAM since 1999, and
                              Managing Director (CSAM)                    with its predecessor, Warburg Pincus Asset
                                                                          Management, Inc., since 1987.

Large-Cap Value Portfolio     William V. Fries, CFA                       Mr. Fries has been a Managing Director and
                              Managing Director and                       Portfolio Manager at Thornburg since 1995.
                              Portfolio Manager                           Previously he had been affiliated with USAA
                              (Thornburg)                                 Investment Management Company for over 20 years.

                              Christopher C. Davis                        Mr. Davis has been a Portfolio Manager with Davis
                              Portfolio Manager (Davis)                   since 1994. He joined Davis in September 1989 as
                                                                          an assistant portfolio manager and research analyst.

                              Kenneth C. Feinberg                         Mr. Feinberg has been a portfolio manager with Davis
                              Portfolio Manager (Davis)                   since 1997. He joined Davis in December 1994 as a
                                                                          research analyst.

                              John R. Ryan                                Mr. Ryan has been a portfolio manager with
                              Senior Vice President and                   Wellington Management since 1981 and
                              Managing Partner                            has held the position of Senior Vice President
                              (Wellington Management)                     of Wellington Management since 1987. Mr. Ryan
                                                                          became a Managing Partner on January 1, 1996.

                              Steven T. Irons                             Mr. Irons joined Wellington Management in 1993
                              Vice  President and                         as a research  analyst on the firm's Value Yield Team.
                              Equity Research Analyst
                              (Wellington Management)

Value Portfolio               Christopher C. Davis                        See above.
                              Portfolio Manager (Davis)

                              Shelby M. C. Davis                          Since 1968, Mr. Davis, has been a director of
                              Former Co-Manager (Davis)                   Venture Advisers, Inc. He is also a director and officer
                                                                          of all investment companies managed by Davis.

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--------------------------------------------------------------------------------

                              NAME, TITLE AND AFFILIATION OF
PORTFOLIO                     PORTFOLIO MANAGER                           EXPERIENCE
---------                     ------------------------------              ----------

Value Portfolio               S. Basu Mullick                             Mr. Mullick has been with Neuberger Berman since
(continued)                   Portfolio Manager and                       1998. He was a Portolio Manager with another firm
                              Managing Director                           from 1993 to 1998.
                              (Neuberger Berman)

                              Scott A. Moore                              Mr. Moore has been a member of the team that
                              Portfolio Manager (American                 manages the Portfolio since October 1996 and
                              Century)                                    Portfolio Manager since February 1999. He joined
                                                                          American Century in August 1993 as an Investment Analyst.

Small-Cap Value Portfolio     Robert H. Perkins                           Mr. Perkins has been an investment manager
                              President, Lead Investment                  since 1970. Mr. Perkins owns 46% of PWM's
                              Manager and Director (PWM)                  outstanding common stock and serves as President
                                                                          and as a director of PWM.

                              Thomas H. Perkins                           Mr. Perkins has also served as investment
                              Portfolio Manager (PWM)                     manager of the Portfolio since January 1999.
                                                                          He has been an Investment Manager since 1974.

                              Herbert W. Gullquist                        Mr. Gullquist is the Chief Investment Officer of
                              (Investment Team) Chief                     Lazard, responsible for overall adherence to the
                              Investment Officer (Lazard)                 firm's investment principles. He joined Lazard in
                                                                          1982.

                              Leonard M. Wilson                           Mr. Wilson has been with Lazard since 1988. He is
                              (Investment Team) Portfolio Manager         a portfolio manager/analyst and a Director of Lazard.
                              and Director (Lazard)

                              Patrick Mullin                              Mr. Mullin has been with Lazard since 1998. He is
                              (Investment Team) Portfolio Manager         a portfolio manager/analyst and Senior Vice President
                              and Senior Vice President (Lazard)          of Lazard. Prior to joining Lazard, he was with Target
                                                                          Capital Management from February 1997 to December 1997,
                                                                          and prior to that he was with Dillon, Read & Co., Inc.

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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

                              NAME, TITLE AND AFFILIATION OF
PORTFOLIO                     PORTFOLIO MANAGER                           EXPERIENCE
---------                     ------------------------------              ----------

Small-Cap Value Portfolio     Martin J. Whitman                           Mr. Whitman has been Chief Investment Officer of
(continued)                   Chairman, CEO and                           Third Avenue since 1991 and Chairman and CEO
                              Portfolio Manager                           since 1986. Mr. Whitman also has been Chairman
                              (Third Avenue)                              and CEO of Third Avenue Trust (and its predecessors) since
                                                                          1990 and was President from 1991 to 1998.

                              Curtis Jensen                               Mr. Jensen has been Co-Portfolio Manager of
                              Portfolio Manager                           Third Avenue Small-Cap Value Fund since 1997.
                              (Third Avenue)                              Mr. Jensen has been a Senior Research Analyst at Third
                                                                          Avenue since 1995.

Focused Growth Portfolio      David D. Alger                              Mr. Alger joined Alger in 1971 and has been
                              President and Portfolio                     President and Director since 1995. Prior to 1995,
                              Manager (Alger)                             Mr. Alger was Executive Vice President and Director of
                                                                          Research with the firm.

                              Spiros "Sig" Segalas                        Mr. Segalas is a founding member of Jennison,
                              Portfolio Manager (Jennison)                which was established in 1969, and he has been
                                                                          a Director and Equity Portfolio Manager ever since. In
                                                                          addition, Mr. Segalas has served as President and Chief
                                                                          Investment Officer of Jennison since 1993 and 1973,
                                                                          respectively.

                              Thomas F. Marsico                           Mr. Marsico has been the Chairman and Chief
                              Portfolio Manager (Marsico)                 Executive Officer of Marsico since he formed
                                                                          Marsico in 1997. From 1988 through 1997, Mr. Marsico
                                                                          served as the portfolio manager of the Janus Twenty Fund
                                                                          and from 1991 through 1997, Mr. Marsico served as the
                                                                          portfolio manager of the Janus Growth & Income Fund.

Focused TechNet Portfolio     Walter C. Price, Jr.                        Mr. Price joined Dresdner in 1974 as a Senior
                              Portfolio Manager (Dresdner)                Portfolio Securities Analyst and became a principal
                                                                          in 1978. He has been a Managing Director and Portfolio
                                                                          Manager with the firm since 1985. Mr. Price has analytical responsibility for much of Dresdner's technology area.

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--------------------------------------------------------------------------------


                              NAME, TITLE AND AFFILIATION OF
PORTFOLIO                     PORTFOLIO MANAGER                           EXPERIENCE
---------                     ------------------------------              ----------

Focused TechNet Portfolio     Huachen Chen                                Mr. Chen joined Dresdner in 1985 as a Securities
(continued)                   Portfolio Manager (Dresdner)                Analyst. He became a principal in 1994 and
                                                                          currently has research and money management
                                                                          responsibilities for the technology area.

                              Donna Calder                                Ms. Calder joined SunAmerica as a Portfolio
                              Portfolio Manager                           Manager in February 1998. Ms. Calder served
                              (SunAmerica)                                as a General Partner of Manhattan Capital Partners, L.P.
                                                                          from November 1991 through August 1995. She also has
                                                                          served as a Portfolio Manager with Oppenheimer Management
                                                                          and E.F. Hutton & Company.

                              Soohwan Kim, CFA                            Soohwan Kim joined SunAmerica as a Senior
                              Senior Technology Analyst                   Research Analyst in July of 1999. Previously, he was
                              (SunAmerica)                                Vice President and Analyst at Citibank Global Asset
                                                                          Management. From 1992 to 1993, he served as an Economist
                                                                          with the Union Bank of Switzerland.

                              Garrett R. Van Wagoner, CFA                 Mr. Van Wagoner is Portfolio Manager and President
                              Portfolio Manager (Van                      of the Van Wagoner Funds. Prior to founding
                              Wagoner)                                    Van Wagoner Capital Management, Inc. in 1995, Mr. Van
                                                                          Wagoner  managed the Govett  Smaller  Companies  Fund
                                                                          for three  years. He also worked with  Bessemer  Trust,
                                                                          N.A. and has over 20 years experience of equity
                                                                          portfolio management.

                              Raiford Garrabrant, CFA                     Mr. Garrabrant is a Research Analyst and Portfolio
                              Portfolio Manager and                       Manager for Van Wagoner Capital Management,
                              Research Analyst                            Inc. responsible for covering companies with
                              (Van Wagoner)                               market capitalizations of $500 million and below. Prior to joining Van Wagoner Capital Management, Inc., he was the
                                                                          Assistant Portfolio Manager for the Govett Smaller
                                                                          Companies Fund and assisted Mr. Van Wagoner in managing
                                                                          this fund in 1994 and 1995. Mr. Garrabrant also worked
                                                                          with First Citizen's Bank and Trust as a Financial
                                                                          Analyst and has over eight years of research and portfolio management experience.



================================================================================

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------


                              NAME, TITLE AND AFFILIATION OF
PORTFOLIO                     PORTFOLIO MANAGER                           EXPERIENCE
---------                     ------------------------------              ----------

Focused Growth and Income     Thomas F. Marsico                           See above.
Portfolio                     Portfolio Manager
                              (Marsico)

                              Francis Gannon                              Mr. Gannon has been a Senior Vice
                              Portfolio Manager(SunAmerica)               President of SunAmerica since October
                                                                          1999 and Portfolio Manager with the firm
                                                                          since 1996. He joined SunAmerica as an
                                                                          equity analyst in 1993.

Focused Value Portfolio       Phil Davidson                               Mr. Davidson is a Vice President and Portfolio
                              Vice President and Portfolio Manager        Manager and has been with American Century
                              (American Century)                          since 1993.

                              Martin J. Whitman                           See above.
                              Chairman, CEO and Portfolio Manager
                              (Third Avenue)

                              Curtis Jensen                               See above.
                              Portfolio Manager
                              (Third Avenue)

                              William V. Fries, CFA                       See above.
                              Managing Director and
                              Portfolio Manager

International Equity          Michael Levy (International                 Mr. Levy's experience prior to joining DAMI
Portfolio                     Equity Team) Managing                       includes investment banking and equity analysis
                              Director of DAMI Funds Management,          with Oppenheimer & Company and he has more
                              Head of International Equity                than twenty-seven years of business experience, of
                              Team (DAMI)                                 which seventeen years have been in the investment
                                                                          industry.

                              Robert L. Reiner                            Mr. Reiner has 17 years of investment industry
                              (International Equity Team)                 experience previously at Scudder, Stevens & Clark,
                              Managing Director of DAMI                   where he was responsible for providing equity
                              Funds Management (DAMI)                     research and macroeconomic/market coverage.

                              Mark C. J. Bickford-Smith                   Mr. Bickford-Smith joined T. Rowe Price
                              Portfolio Manager                           International in 1995 and has 16 years of
                              (T. Rowe Price International)               experience in equity research and
                                                                          portfolio management.

                              John R. Ford                                Mr. Ford joined T. Rowe Price International in 1982
                              Portfolio Manager                           and has 21 years of experience in research and
                              (T. Rowe Price International)               portfolio management.

                              James B. M. Seddon                          Mr. Seddon joined T. Rowe Price International in
                              Portfolio Manager                           1987 and has 14 years of experience in portfolio
                              (T. Rowe Price International)               management.

                              David J. L. Warren                          Mr. Warren joined T. Rowe Price International in
                              Portfolio Manager                           1983 and has 20 years of experience in equity
                              (T. Rowe Price International)               research, fixed income research, and portfolio management.

DISTRIBUTOR SUNAMERICA CAPITAL SERVICES, INC., serves as the Distributor of Class Z shares and incurs the expenses of distributing the Portfolios' Class Z shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. There is no distribution plan in effect for the Class Z shares.

ADMINISTRATOR SUNAMERICA FUND SERVICES, INC., serves as the Administrator for Class Zshares and receives reimbursement from the Fund of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class Z shares.

================================================================================


--------------------------------------------------------------------------------







                      [This page intentionally left blank]

FOR MORE INFORMATION

The following documents contain more information about the Portfolios and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the last applicable period.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


     You may obtain copies of these documents or ask questions about the Portfolios by contacting:

     SunAmerica Fund Services, Inc.
     Mutual Fund Operations
     The SunAmerica Center
     733 Third Avenue
     New York, New York 10017-3204
     1-800-858-8850, extension 5660


or

by calling your broker or financial advisor.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.




                                                                          [LOGO]



DISTRIBUTOR: Sun America Capital Services


INVESTMENT COMPANY ACT
File No. 811-07797

                      SUNAMERICA STYLE SELECT SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 5, 2001

The SunAmerica Center                                      General Marketing and
733 Third Avenue                                                     Shareholder
New York, NY  10017-3204                                             Information
                                                                  (800) 858-8850


         SunAmerica Style Select Series, Inc. (the "Fund") is a mutual fund consisting of eleven different investment portfolios: the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Multi-Cap Growth Portfolio, the Large-Cap Value Portfolio, the Value Portfolio, the Small-Cap Value Portfolio, the Focused Growth Portfolio, the Focused TechNet Portfolio, the Focused Growth and Income Portfolio, the Focused Value Portfolio and the International Equity Portfolio (each, a "Portfolio"). Each Portfolio is managed by SunAmerica Asset Management Corp. ("SunAmerica" or, where directly managing the assets of a Portfolio, the "Adviser"). With the exception of the Focused Growth and Income and International Equity Portfolios, each of which has two investment advisers (each, an "Adviser"), the assets of each Portfolio are normally allocated among at least three Advisers, each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of other professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated March 5, 2001. To obtain a Prospectus free of charge, please call the Fund at (800) 858-8850, extension 5125. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----
THE FUND....................................................................B-3
INVESTMENT OBJECTIVES AND POLICIES..........................................B-3
INVESTMENT RESTRICTIONS....................................................B-41
DIRECTORS AND OFFICERS.....................................................B-43
ADVISERS, PERSONAL SECURITIES TRADING,
DISTRIBUTOR AND ADMINISTRATOR..............................................B-49
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................B-61
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES........................B-66
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES......................B-78
EXCHANGE PRIVILEGE.........................................................B-79
DETERMINATION OF NET ASSET VALUE...........................................B-80
PERFORMANCE DATA...........................................................B-81

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................B-89
RETIREMENT PLANS...........................................................B-94
DESCRIPTION OF SHARES......................................................B-95
ADDITIONAL INFORMATION.....................................................B-97
FINANCIAL STATEMENTS......................................................B-106
APPENDIX.............................................................APPENDIX-1


         No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or SunAmerica Capital Services, Inc. (the "Distributor"). This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE FUND


     The Fund, organized as a Maryland corporation on July 3, 1996, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of eleven Portfolios; each offers Class A, Class B and Class II shares. Class A and Class B shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, the Value Portfolio and the International Equity Portfolio commenced offering on November 19, 1996. Class C of those Portfolios commenced offering March 6, 1997. Class A, Class B and Class C shares of the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and Small-Cap Value Portfolio commenced offering October 15, 1997. On March 31, 1998, the Directors approved the creation of the Focus Portfolio, which commenced offering on June 1, 1998. On October 19, 1999, the Directors approved the creation of the Focused Value Portfolio, which commenced offering on November 1, 1999. On December 1, 1998, Class C shares of each of the Portfolios except Focus Portfolio were redesignated as Class II shares. On April 1, 1999, the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. Effective on February 28, 2001, the Focus Portfolio changed its name to the Focused Growth Portfolio and the Aggressive Growth Portfolio changed its name to the Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, and Focused Growth Portfolio each also offers Class Z shares. The Class Z shares of the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio and International Equity Portfolio commenced offering on April 1, 1998. As of January 1, 2001, Class Z shares of the International Equity Portfolio are no longer being offered for sale. The Class Z shares of the Focused Growth Portfolio commenced offering on April 1, 1999. On February 17, 2000, the Directors approved the creation of the Focused TechNet Portfolio, which commenced offering on May 1, 2000. The Class Z shares of the Focused TechNet Portfolio commenced offering on October 3, 2000.



                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of each of the Portfolios are described in the Fund's Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices the Portfolios may employ, which are described under "More Information about the Portfolios - Investment Strategies" in the Prospectus, are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

         WARRANTS AND RIGHTS. A Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

         CONVERTIBLE SECURITIES AND PREFERRED STOCKS. Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.


         INVESTMENT IN SMALL, UNSEASONED COMPANIES. As described in the Prospectus, each Portfolio may invest in the securities of small companies having market capitalizations under $1.4 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

         Companies with market capitalization of $1.4 billion to $9.9 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative.

         FOREIGN SECURITIES. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each Fund is authorized to invest in foreign securities. A Fund may purchase securities issued by issuers in any country.


         Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs). Each Portfolio except the Focused Growth Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted The Focused Growth Portfolio may invest in U.S. dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio except the Focused Growth Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency "baskets."

         Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

         The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Effective January 1, 1999, several European countries irrevocably fixed their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Advisers are aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Portfolios. There can be no assurance that a Portfolio will not suffer any adverse consequences as a result of the euro conversion.


         Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Portfolios' shares may change on days when a shareholder will not be able to purchase or redeem shares.


         FOREIGN INVESTMENT COMPANIES. Each Portfolio except the Focused Growth Portfolio, Focused TechNet Portfolio and the Focused Value Portfolio may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Large-Cap Growth, Multi-Cap Growth and International Equity Portfolios may invest also in foreign investment companies that invest in such markets. Some of the countries in which the Portfolios invest may not permit direct investment by foreign investors such as the Portfolios. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolios to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Portfolios will not invest in such investment companies unless, in the judgment of the Advisers, the potential benefits of such investments justify the payment of any associated fees and expenses.


         The Large-Cap Growth Portfolio, Multi-Cap Growth Portfolio and International Equity Portfolio may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.


         FIXED INCOME SECURITIES. Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

         The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.


         The Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio and Multi-Cap Growth Portfolio may invest in debt securities that the Advisers expect have the potential for capital appreciation and which are rated as low as "BBB" by Standard & Poor's Corporation, a division of the McGraw-Hill Companies ("Standard & Poor's"), or "Baa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of equivalent quality. The Large-Cap Growth Portfolio and the Multi-Cap Growth Portfolio may also invest in debt securities rated below "BBB" or "Baa" or unrated securities of comparable quality (junk bonds).


         The Focused Growth and Income Portfolio may invest up to 20% of its total assets in securities of issuers other than Large-Cap Companies, which may include debt securities that the Advisers expect to have the potential for capital appreciation, including debt securities rated below "BBB" by Standard & Poor's, or "Baa" by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds).

         The Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio may invest in debt securities that the Advisers expect to have the potential for capital appreciation and which are rated as low as "BBB" by Standard & Poor's, or "Baa" by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality. The Value Portfolio and Small Cap Value Portfolio may also invest in debt securities rated below "BBB" or "Baa" or unrated securities of comparable quality (junk bonds).

         The International Portfolio may invest up to 20% of its total assets in debt securities that the Advisers expect have the potential for capital appreciation. The Portfolio may invest in such debt securities rated below investment grade, that is below "BBB" by Standard & Poor's, or below "Baa" by Moody's or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds).


         The Focused Growth Portfolio currently invests only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's or in instruments issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

         "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

         Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

         Risks of Investing in Lower Rated Bonds. As described above, debt securities in which the Large-Cap Growth Portfolio, the Multi-Cap Growth Portfolio, Focused Growth and Income Portfolio, Value Portfolio, Small Cap Value Portfolio and International Portfolio may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix.

         Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments;
(c) redemption or call provisions that may be exercised at inopportune times;
(d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

         High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

         There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Portfolio may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio's portfolio securities than in the case of securities trading in a more liquid market.

         Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the

Portfolio's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

         Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

         The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

         As a result of all these factors, the net asset value of the Portfolio, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

         Corporate Debt Instruments. These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Focused Growth Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.


         U.S. Government Securities. A Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.


         A Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the United States.

         Each Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.


         A Portfolio may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as further discussed below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.


         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

         The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

         GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.


         FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.


         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.


         FNMA Certificates. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

         Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

         The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

         Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

         Another type of mortgage-backed security in which each Portfolio may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

         Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs that generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         Each Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only U.S. government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.


         CERTAIN ADDITIONAL RISK FACTORS RELATING TO HIGH-YIELD BONDS.


                  Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

                  Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

                  Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

         ASSET-BACKED SECURITIES. Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

         Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

         LOAN PARTICIPATIONS. Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

         The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they can not be sold within seven days.


         SHORT-TERM DEBT SECURITIES. As described in the Prospectus, in addition to its primary investments, each Portfolio may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (except that the Focused Growth Portfolio may not invest in non-U.S. dollar denominated money market instruments) (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The types of short-term and temporary defensive investments in which a Portfolio may invest are described below:


                  Money Market Securities - Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit. In addition, Janus Capital Corporation, Neuberger Berman, LLC and T. Rowe Price may invest idle cash of the assets of the Portfolios under their control in money market mutual funds that they manage. Such an investment may entail additional fees.

                  Commercial Bank Obligations - Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

                  Savings Association Obligations - Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

                  Commercial Paper - Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See the Appendix for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

                  Corporate Bonds and Notes - A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See the Appendix for a description of investment-grade ratings by Standard & Poor's and Moody's.

                  Government Securities - Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities" above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See "Foreign Securities" above.

         REPURCHASE AGREEMENTS. A Portfolio may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Board of Directors. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Directors have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

         DIVERSIFICATION. Each Portfolio is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent any such Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.


         Because each Portfolio may invest, and the Focused Growth Portfolio, the Focused TechNet Portfolio, the Focused Growth and Income Portfolio and the Focused Value Portfolio invests, in a limited number of issuers, the performance of particular securities may adversely affect the Portfolio's performance or subject the Portfolio to greater price volatility than that experienced by diversified investment companies. Each Portfolio intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).


         In the unlikely event application of a Portfolio's strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.


         DERIVATIVES STRATEGIES. Each Portfolio may write (i.e., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions, except that the Focused Growth Portfolio will not write calls on securities that are traded on foreign securities exchanges. After writing such a covered call, up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be "covered" while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.


         In addition, the Portfolio could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

         Each Portfolio may also write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will receive a premium for writing a put option that increases the Portfolio's return. A Portfolio writes only covered put options, which means that so long as the Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.


         Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio may use interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures"); forward contracts on foreign currencies; and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies, except that the Focused Growth Portfolio will not use foreign currency futures contracts or forward contracts on foreign currencies. All puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by a Portfolio will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. However, each such Portfolio may buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Portfolio to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations.


         Forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. A Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions. Each such Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will segregate, cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

         A Portfolio's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into forward contracts on foreign currencies at a lower rate than the spot ("cash") rate. Additional information about the derivatives the Portfolio may use is provided below.

OPTIONS

         Options on Securities. As noted above, each Portfolio may write and purchase call and put options on equity and debt securities.

         When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

         When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

         A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

         When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

         Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

         When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.
         Each Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.


         Options on Foreign Currencies. Each Portfolio except the Focused Growth Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

         Options on Securities Indices. As noted above, each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

         Futures. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.


         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         As noted above, each Portfolio except the Focused Growth Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.


         Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.


         Options on Futures. As noted above, Portfolios may purchase and write options on interest rate futures contracts, stock and bond index futures contracts, forward contracts and foreign currency futures contracts, except that the Focused Growth Portfolio will not purchase or write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")


         The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS ON FOREIGN CURRENCIES

         A forward contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a forward contract on foreign currencies. The Focused Growth Portfolio does not utilize forward contracts on foreign currencies.


         A Portfolio may use forward contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of forward contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         A Portfolio may enter into forward contracts on foreign currencies with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a forward contract on foreign currencies, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.

         A Portfolio may also use forward contracts on foreign currencies to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract on foreign currencies to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract on foreign currencies to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a forward contract on foreign currencies to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

         The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract on foreign currencies price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract on foreign currencies price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

         The precise matching of the forward contract on foreign currencies amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract on foreign currencies is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts on foreign currencies involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

         At or before the maturity of a forward contract on foreign currencies requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract on foreign currencies, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to a Portfolio of engaging in forward contracts on foreign currencies varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts on foreign currencies are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a forward contract on foreign currencies.

         Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

         In the future, each Portfolio may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

REGULATORY ASPECTS OF DERIVATIVES

         Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

         Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

         ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of a Portfolio's net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         For example, restricted securities that the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the

Portfolio to the extent that qualified institutional buyers (as defined in Rule
144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

         Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

         SHORT SALES. Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and

(ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.


         Each Portfolio may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

         HYBRID INSTRUMENTS; INDEXED/STRUCTURED SECURITIES. Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The Focused Growth Portfolio will not invest in Hybrid Instruments. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.


         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).


         WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. Each Portfolio except the Focused Growth Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will designate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise designate liquid assets in respect of securities sold on a delayed delivery basis.


         A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

         To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

         When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. One form of when-issued or delayed delivery security that each Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.


         BORROWING. As a matter of fundamental policy each Portfolio is authorized to borrow up to 33 1/3% of its total assets for temporary or emergency purposes. In seeking to enhance investment performance, each Portfolio (except the Focused Growth Portfolio, notwithstanding Fundamental Investment Restriction number 5) may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Portfolio in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. Each Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

         In seeking to enhance investment performance, each Portfolio except the Focused Growth Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case. A Portfolio's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

         LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 331/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

         REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

         DOLLAR ROLLS. Each Portfolio may enter into "dollar rolls" in which a Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

         Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Portfolio is required to repurchase may be worth less than an instrument the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

         STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

         INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS. In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios' investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

         A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk in accordance with guidelines established by the Board of Directors. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

         Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

         The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

         SPECIAL SITUATIONS. A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


         REAL ESTATE INVESTMENT TRUSTS ("REITs"). Each Portfolio may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.


         FUTURE DEVELOPMENTS. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.


                             INVESTMENT RESTRICTIONS

         The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

4.    Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

5. Borrow money, except that (i) each Portfolio may borrow in amounts up to 33-1/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

      The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

10. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except (i) to the extent permitted by applicable law; and (ii) that T. Rowe Price may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

11. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.


      In applying the industry concentration investment restriction (no. 1 above), Berger LLC, for its subadvised portion of the Small Cap Value Portfolio, uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated.



                             DIRECTORS AND OFFICERS


         The following table lists the Directors and executive officers of the Fund, their ages, business addresses, and principal occupations during the past five years. For the purposes of this Statement of Additional Information, the SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc. and the Fund. An asterisk indicates those Directors who are interested persons of the Fund within the meaning of the 1940 Act.

--------------------------------------------------------------------------------
                            Position             Principal Occupations
Name, Age and Address       with the Fund        During Past 5 Years
---------------------       -------------        -------------------


--------------------------------------------------------------------------------
S. James Coppersmith, 67    Director             Retired;  formerly,  President
7 Elmwood Road                                   and General Manager, WCVB-TV,
Marblehead, MA 01945                             a division of the Hearst Corp.
                                                 (1982 to 1994);  Director/
                                                 Trustee of SAMF and Anchor
                                                 Series Trust ("AST").


--------------------------------------------------------------------------------
Samuel M. Eisenstat, 60     Chairman of the      Attorney, solo practitioner;
430 East 86th Street        Board                Chairman of the Boards of
New York, NY  10028                              Directors/Trustees of SAMF and
                                                 AST.

--------------------------------------------------------------------------------
Stephen J. Gutman, 57       Director             Partner and Managing Member of
515 East 79th Street                             B.B. Associates LLC (menswear
New York, NY 10021                               specialty retailing and other
                                                 activities) since June 1988;
                                                 Director/Trustee of SAMF and
                                                 AST.

--------------------------------------------------------------------------------
Peter A. Harbeck,*47        Director and         Director and President, the
The SunAmerica Center       President            Adviser, since August 1995;
733 Third Avenue                                 Director, AIG Asset Management
New York, NY  10017-3204                         International, Inc. ("AIGAMI")
                                                 since February 2000; Managing
                                                 Director, John McStay
                                                 Investment Counsel, L.P.
                                                 ("JMIC") since June 1999;
                                                 Director, SunAmerica Capital
                                                 Services, Inc. ("SACS"), since
                                                 August 1993; Director and
                                                 President, SunAmerica Fund
                                                 Services, Inc. ("SAFS"), since
                                                 May 1988; President, SAMF and
                                                 AST; Executive Vice President
                                                 and Chief Operating Officer,
                                                 the Adviser, from May 1988 to
                                                 August 1995; Executive Vice
                                                 President, SACS, from November
                                                 1991 to August 1995.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Position             Principal Occupations
Name, Age and Address       with the Fund        During Past 5 Years
---------------------       -------------        -------------------

--------------------------------------------------------------------------------
Sebastiano Sterpa, 71       Director             Founder and Chairman of the
73473 Mariposa Drive                             Board of the Sterpa Group (real
Palm Desert, CA 92260                            estate) since 1962; Director,
                                                 Real Estate Business Service
                                                 and Countrywide  Financial;
                                                 Director/ Trustee of SAMF.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
J. Steven Neamtz, 42        Vice President       Executive Vice President of the
The SunAmerica Center                            Adviser, since April  1996;
733 Third Avenue                                 Director  and  Chairman of the
New York, NY 10017-3204                          Board, AIGAMI since February
                                                 2000;  Vice  President, SAMF
                                                 since November 1999; Director
                                                 and President, SACS, since
                                                 April 1996; formerly, Executive
                                                 Vice President, New England
                                                 Funds, L.P. from July 1990
                                                 to April 1996.


--------------------------------------------------------------------------------
Peter C. Sutton, 36         Treasurer            Senior Vice President, the
The SunAmerica Center                            Adviser, since April 1997; Vice
733 Third Avenue                                 President, AIGAMI since
New York, NY 10017-3204                          February 2000; Treasurer and
                                                 Controller of Seasons Series
                                                 Trust ("Seasons"), SunAmerica
                                                 Series Trust ("SAST") and
                                                 Anchor Pathway Fund ("APF")
                                                 since February 2000; Treasurer
                                                 of, SAMF and AST, since
                                                 February 1996; Vice President
                                                 of SAST and APF, since 1994;
                                                 formerly, Assistant Treasurer
                                                 of SAST and APF from 1994 to
                                                 February 2000; Vice President,
                                                 Seasons, since April 1997;
                                                 formerly, Vice President, the
                                                 Adviser, from 1994 to 1997;
                                                 Controller, SAMF and AST, from
                                                 March 1993 to February 1996;
                                                 Assistant Controller, SAMF and
                                                 AST, from 1990 to 1993.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Position             Principal Occupations
Name, Age and Address       with the Fund        During Past 5 Years
---------------------       -------------        -------------------

--------------------------------------------------------------------------------
Robert M. Zakem, 43         Secretary and Chief  Senior Vice President and
The SunAmerica Center       Compliance Officer   General Counsel, the Adviser,
733 Third Avenue                                 since April 1993; Vice
New York, NY 10017-3204                          President, General Counsel and
                                                 Assistant Secretary, AIGAMI
                                                 since February 2000; Executive
                                                 Vice President, General Counsel
                                                 and Director, SACS, since
                                                 August 1993; Vice President,
                                                 General Counsel and Assistant
                                                 Secretary, SAFS, since January
                                                 1994; Vice President, SAST,
                                                 APF and Seasons; Assistant
                                                 Secretary, SAST and APF, since
                                                 September 1993; Assistant
                                                 Secretary, Seasons, since April
                                                 1997; formerly, Vice President
                                                 and Associate General Counsel,
                                                 the Adviser, from March 1992 to
                                                 April 1993.

--------------------------------------------------------------------------------
* A trustee who may be deemed to be an interested person as that term is defined in the 1940 Act.


         The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and each Portfolio and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund's articles of incorporation. Directors and officers of the Fund are also Directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SunAmerica Capital Services, Inc. ("SACS" or the "Distributor") and other affiliates.

         The Fund pays each Director who is not an interested person of the Fund, SunAmerica or any Adviser, nor a party to any Management Agreement or Subadvisory Agreement (collectively, the "Disinterested Directors") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives an aggregate of up to $60,000 in annual compensation for acting as director or trustee to SAMF and/or AST, a pro rata portion of which, based on relative net assets, is borne by the Fund. Beginning January 1, 2001, each Disinterested Director of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the retail funds in SAMF. Officers of the Fund receive no direct remuneration in such capacity from the Fund.


         In addition, each Disinterested Director also serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of up to $5,000 in annual compensation for serving on the Audit Committees of SAMF and/or AST, a pro rata portion of which, based on relative net assets, is borne by the Fund. The Fund also has a Nominating Committee, comprised solely of Disinterested Directors, which recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. Members of the Nominating Committee serve without compensation.

         The Directors (and Trustees) of SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of SAMF or AST (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica Mutual Fund with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the Disinterested Directors have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

         The following table sets forth information summarizing the compensation that the Fund paid each Disinterested Director for his services as Director for the fiscal year ended October 31, 2000. The Directors who are interested persons of the Fund receive no compensation.


                               COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------------------------
                                                    Pension or                                         Total Compensation
                                Aggregate           Retirement Benefits       Estimated Annual         from Registrant and
                                Compensation        Accrued as Part of        Benefits Upon            Fund Complex Paid
Director                        from Fund           Fund Expenses*            Retirement*+             to Directors*
---------------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith              $18,151                $41,897                 $29,670                   $65,000
---------------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat**             $19,166                $41,033                 $46,089                   $69,000
---------------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                 $18,151                $42,230                 $60,912                   $65,000
---------------------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa***              $18,972                $10,579                 $ 7,900                   $43,333
---------------------------------------------------------------------------------------------------------------------------------

* Information is for the five investment companies in the complex that pay fees to these directors/trustees. The complex consists of SAMF and AST.
** Mr. Eisenstat receives additional compensation for serving as Chairman of each of the boards in the complex, $300 of which is payable by the Fund.
***      Mr. Sterpa is not a trustee of AST.
+ Assuming participant elects to receive benefits in 15 yearly installments.

         As of February 1, 2001, the Directors and officers of the Fund owned in the aggregate less than 1% of each Portfolio's total outstanding shares.


         The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class' shares outstanding as of February 5, 2001:
Focused Value Portfolio - Class A-SunAmerica Inc., Los Angeles, CA 90067 - owned of record 12%; Class B - Merrill Lynch, Pierce, Fenner & Smith, Inc.("Merrill Lynch"), Jacksonville, FL 32246 - owned of record 6%; Focused TechNet Portfolio
- Class Z - SunAmerica Asset Management Corp, New York, NY 10017 - owned of record 6%; FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 41%; FIIOC as Agent for Certain Non-Qualifed Employee Benefit Plans, Covington, KY 41015 - owned of record 51%; Focused Growth Portfolio - Class A- Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%; Class B- Merrill Lynch, Jacksonville, FL 32246 - owned of record 8%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 14%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 15%; Vanguard Fiduciary Trust Co. for benefit of American International Group Incentive Savings Pl, Valley Forge, PA 19482 - owned of record 69%; Focused Growth & Income Portfolio - Class Z - SunAmerica Asset Management Corp, New York, NY 10017 - owned of record 15%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 79%; Multi-Cap Growth Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 10%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 35%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 64%; Mid-Cap Growth Portfolio - Class A - SunAmerica, Inc., Los Angeles, CA 90067 - owned of record 6%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 7%; Class II - Merrill Lynch, Jacksonville, FL 32246
- owned of record 12%; International Equity Portfolio - Class A - SunAmerica, Inc., Los Angeles, CA 90067 - owned of record 6%; PaineWebber for the benefit of Appel Leveraged Investors LP, Great Neck, NY 11021 - owned of record 5%; Class B
- Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%; Value Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 8%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 10%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 47%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 52%; Small-Cap Value Portfolio - Class A - SunAmerica, Inc., Century City, CA 90067 - owned of record 5%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 8%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 8%; A.G. Edwards & Sons Inc. for the benefit of Robert J. Mazza, Hinsdale, IL 60521 owned of record 5%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 28%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 71%; Large-Cap Value Portfolio - Class A - SunAmerica, Inc., Los Angeles, CA 90067 - owned of record 5%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 15%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 84%; Large-Cap Growth Portfolio - Class A - SunAmerica, Inc., Century City, CA 90067 - owned of record 5%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 6%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Portfolio.

                     ADVISERS, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

SUNAMERICA ASSET MANAGEMENT CORP. SunAmerica, which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as the investment manager to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of each Portfolio. SunAmerica is a wholly-owned subsidiary of SunAmerica Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), the largest U.S.-based international insurance organization. AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities. As of December 31, 2000, SunAmerica managed more than $29 billion of assets.


         Under the Management Agreement, and except as delegated to the Advisers under the Subadvisory Agreements (as defined below), SunAmerica manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to each Portfolio.

         Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

         The annual rate of the investment advisory fees that apply to each Portfolio are set forth in the Prospectus.

         SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.78% of the assets of Class A shares and 2.43% of the assets of Class B and Class II shares for each such Portfolio (other than the Focused Growth, Focused TechNet, Focused Value, Focused Growth and Income and International Equity Portfolios) and 2.03% of the assets of Class A shares and 2.68% of the assets of Class B and Class II shares for the International Equity Portfolio. With respect to the Focused TechNet Portfolio, SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.97% of the assets of Class A shares and 2.62% of the assets of Class B and Class II shares for the Portfolio. With respect to the Focused Value Portfolio, SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.55% of the assets of Class A shares and 2.20% of the assets of Class B and Class II shares for the Portfolio. With respect to the Focused Growth and Income Portfolio, SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.45% of the assets of Class A shares and 2.10% of the assets of Class B and Class II shares for the Portfolio. SunAmerica does not waive fees or reimburse expenses of the Focused Growth Portfolio. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable, but appear as footnote disclosure to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.


         The Management Agreement continues in effect with respect to each Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the respective Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.




THE ADVISERS. Fred Alger Management, Inc. ("Alger"), American Century Investment Management, Inc. ("American Century"), Berger LLC ("Berger"), Credit Suisse Asset Management, LLC ("CSAM"), Davis Selected Advisers, L.P. ("Davis"), Deutsche Asset Management, Inc. ("DAMI", formerly named Bankers Trust Company), Dresdner RCM Global Investors LLC ("Dresdner"), EQSF Advisers, Inc. ("Third Avenue"), Janus Capital Corporation ("Janus"), Jennison Associates LLC ("Jennison"), Lazard Asset Management ("Lazard"), Marsico Capital Management, LLC ("Marsico"), Miller Anderson & Sherrerd, LLP ("MAS"), Neuberger Berman, LLC ("Neuberger Berman"), T. Rowe Price International, Inc. ("T.

Rowe International"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), Thornburg Investment Management, Inc. ("Thornburg"), Van Wagoner Capital Management, Inc. ("Van Wagoner") and Wellington Management Company, LLP ("Wellington Management") act as Advisers to certain of the Portfolios pursuant to various subadvisory agreements with SunAmerica. SunAmerica advises a portion of the Multi-Cap Growth, Mid-Cap Growth, Large-Cap Growth, Focused TechNet and the Focused Growth and Income Portfolios.

         Each of the other Advisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the supervision of SunAmerica, which pays the other Advisers' fees. Alger is wholly-owned by its principals. American Century is a wholly-owned subsidiary of American Century Companies, Inc. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns more than 80% of Berger LLC, and is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell Financial"). DAMI is a wholly-owned subsidiary of Deutsche Bank AG, a limited liability banking company organized under the laws of Germany. CSAM is a member of Credit Suisse Asset Management, the institutional arm of Credit Suisse Group. Davis' sole general partner is Davis Investments, LLC, an entity controlled by Christopher C. Davis. Dresdner is an indirect wholly owned subsidiary of Dresdner Bank AG, an international banking organization. Janus is controlled by KCSI, which owns approximately 87% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company with principal operations in rail transportation and financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board. Jennison is wholly-owned by The Prudential Insurance Company of America. Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company. Thomas F. Marsico owns 50% of Marsico's voting stock and Bank of America owns 50% of Marsico's voting stock. MAS is a wholly-owned indirect subsidiary of Morgan Stanley Dean Witter & Co., a financial services company. Robert H. Perkins owns 46% of PWM's outstanding common stock. Tom Perkins owns 15% of PWM.

         T. Rowe International is owned by T. Rowe Price. T. Rowe Price is a publicly traded company. Third Avenue is controlled by Martin J. Whitman. Thornburg is a privately held company. Van Wagoner is a privately owned company. The following persons are managing partners of Wellington Management: Robert W. Doran, Duncan M. McFarland and John R. Ryan.



                             STYLE-BASED PORTFOLIOS

         PORTFOLIO                         PORTFOLIO MANAGEMENT ALLOCATED
                                            AMONG THE FOLLOWING ADVISERS

Large-Cap Growth Portfolio              Janus
                                        Jennison
                                        SunAmerica

Mid-Cap Growth Portfolio                MAS
                                        T. Rowe Price
                                        SunAmerica


Multi-Cap Growth Portfolio              Janus
                                        SunAmerica
                                        CSAM


Large-Cap Value Portfolio               Thornburg
                                        Davis
                                        Wellington Management

Value Portfolio                         American Century
                                        Davis
                                        Neuberger Berman

Small-Cap Value Portfolio               Berger*
                                        Lazard
                                        Third Avenue

* Pursuant to an agreement between Berger and Perkins, Wolf, McDonnell & Company ("PWM"), PWM manages Berger's portion of the Small Cap Value Portfolio.

                               STYLIZED PORTFOLIOS


Focused Growth Portfolio                Alger
                                        Jennison
                                        Marsico


Focused Growth and Income Portfolio     SunAmerica
                                        Marsico

Focused TechNet Portfolio               Dresdner
                                        SunAmerica
                                        Van Wagoner

International Equity Portfolio          DAMI
                                        T. Rowe International


         Each of the other Advisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the supervision of SunAmerica, which pays the other Advisers' fees. Alger is wholly-owned by its principals. American Century is a wholly-owned subsidiary of American Century Companies, Inc. Berger is an indirect subsidiary (more than 80% of its outstanding shares) of Kansas City Southern Industries, Inc. ("KCSI"). DAMI is a wholly-owned subsidiary of Deutsche Bank AG, a limited liability banking company organized under the laws of Germany. CSAM is a member of Credit Suisse Asset Management, the institutional arm of Credit Suisse Group. Davis' sole general partner is Davis Investments, LLC, an entity controlled by Christopher C. Davis. Dresdner is an indirect wholly owned subsidiary of Dresdner Bank AG, ain international banking organization. Janus is controlled by KCSI, which owns approximately 87% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company with principal operations in rail transportation and financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board. Jennison is wholly-owned by The Prudential Insurance Company of America. Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company. Thomas F. Marsico owns 50% of Marsico's voting stock and Bank of America owns 50% of Marsico's voting stock. MAS is a wholly-owned indirect subsidiary of Morgan Stanley Dean Witter & Co., a financial services company. Robert H. Perkins owns 49% of PWM's outstanding common stock. T. Rowe International is owned by T. Rowe Price. T. Rowe Price is a publicly traded company. Third Avenue is controlled by Martin J. Whitman. Thornburg is a privately held company. Van Wagoner is a privately owned company. The following persons are managing partners of Wellington Management: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

         As described in the Prospectus, SunAmerica will initially allocate the assets of each Portfolio equally among the Advisers for that Portfolio, and subsequently allocations of new cash flow and of redemption requests will be made equally among the Advisers of each Portfolio unless SunAmerica determines, subject to the review of the Directors, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders including when the assets managed by an Adviser exceed that portion managed by any other Adviser to the Portfolio. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.


         Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. In addition, with respect to each of the Focus Growth and Focused TechNet Portfolios, SunAmerica has agreed to pay an additional $100,000 to the Adviser with the highest total return for its portion of the Portfolio for each calendar year. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of assets of each Portfolio. For the fiscal year ended October 31, 2001, SunAmerica paid fees to the Advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Portfolio:
Large-Cap Growth Portfolio, 0.37%; Mid-Cap Growth Portfolio, 0.35%; Multi-Cap Growth Portfolio, 0.34%; Large-Cap Value Portfolio, 0.43%; Value Portfolio, 0.50%; Small-Cap Value Portfolio, 0.55%; Focused Growth Portfolio 0.40%; Focused Growth and Income Portfolio, 0.22%; Focused Value Portfolio 0.50%; Focused TechNet Portfolio 0.48%; and International Equity Portfolio, 0.61%.


         The following table sets forth the total advisory fees incurred by each Portfolio pursuant to the Management Agreement, or waived by the Adviser, for the fiscal years ended October 31, 2000, 1999 and 1998.


                                              ADVISORY FEES

-----------------------------------------------------------------------------------------------------------------
PORTFOLIO                                 ADVISORY FEES*                            ADVISORY FEES WAIVED

-----------------------------------------------------------------------------------------------------------------
                                2000          1999          1998            2000          1999          1998

-----------------------------------------------------------------------------------------------------------------
Large-Cap Growth
Portfolio                   $ 1,284,121   $   785,224   $   332,529     $         0   $   203,579   $   241,841

-----------------------------------------------------------------------------------------------------------------
Mid-Cap Growth              $ 1,735,805   $ 1,172,218   $   839,531     $    32,853   $   130,821   $   251,561
Portfolio
-----------------------------------------------------------------------------------------------------------------
Multi-Cap Growth
Portfolio                   $ 4,383,211   $ 2,151,676   $ 1,251,124     $    82,406   $   130,458   $   332,668

-----------------------------------------------------------------------------------------------------------------
Large-Cap Value
Portfolio                   $   629,304   $   555,008   $   353,448     $   107,476   $    88,200   $   212,042

-----------------------------------------------------------------------------------------------------------------


                                      B-53


-----------------------------------------------------------------------------------------------------------------
Value Portfolio             $ 1,489,746   $ 1,856,050   $ 1,934,440     $   107,917   $    30,057   $   319,914

-----------------------------------------------------------------------------------------------------------------
Small-Cap Value
Portfolio                   $   471,360   $   471,171   $   393,742     $   117,780   $   131,671   $   242,130

-----------------------------------------------------------------------------------------------------------------
Focused Growth              $13,196,864   $ 3,073,664   $   298,994**   $   615,935   $   569,111   $    89,221
Portfolio

-----------------------------------------------------------------------------------------------------------------
Focused Growth
and Income
Portfolio
(previously known
as the Large-Cap
Blend Portfolio)            $ 1,778,603   $   450,966   $   287,134     $   569,263   $   165,213   $   172,983

-----------------------------------------------------------------------------------------------------------------
Focused Value
Portfolio                   $   743,756            --            --     $   371,876            --            --

-----------------------------------------------------------------------------------------------------------------
Focused TechNet
Portfolio***                $ 1,025,920            --            --     $   246,221            --            --

-----------------------------------------------------------------------------------------------------------------
International
Equity Portfolio            $ 1,225,017   $   945,209   $   877,072     $   57,093   $   195,923   $   344,811
-----------------------------------------------------------------------------------------------------------------


===========================
*        Without giving effect to fee waivers.
**       From date of inception of June 1, 1998.
***      From date of inception of May 22, 2000.

         The Subadvisory Agreements continue in effect for a period of two years from the date of their execution, unless terminated sooner. Thereafter, they may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Under the terms of the Subadvisory Agreements, no Adviser is liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties. SunAmerica may terminate any agreement with an Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Advisers for new or existing Funds, change the terms of particular agreements with Advisers or continue the employment of existing Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Adviser changes.

         The following table sets forth the total subadvisory fees incurred by each Portfolio pursuant to the Subadvisory Agreements, for the fiscal years ended October 31, 2000, 1999, and 1998.

                                SUBADVISORY FEES

--------------------------------------------------------------------------------
     PORTFOLIO                                    SUBADVISORY FEES

--------------------------------------------------------------------------------
                                        2000            1999            1998


--------------------------------------------------------------------------------
Large-Cap Growth Portfolio          $   454,799     $   369,324     $   160,671

--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio            $   596,930     $   555,329     $   399,530

--------------------------------------------------------------------------------
Multi-Cap Growth Portfolio          $ 1,462,758     $   783,872     $   481,178

--------------------------------------------------------------------------------
Large-Cap Value Portfolio           $   272,673     $   240,450     $   147,744

--------------------------------------------------------------------------------
Value Portfolio                     $   742,396     $   909,450     $   959,440

--------------------------------------------------------------------------------
Small-Cap Value Portfolio           $   258,756     $   258,986     $   216,474

--------------------------------------------------------------------------------
Focused Growth Portfolio            $ 6,210,289     $ 1,448,979     $   112,346*

--------------------------------------------------------------------------------
Focused Growth and Income
Portfolio (previously known as
the Large-Cap Blend Portfolio)      $   398,598     $   128,079     $   119,228


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Focused Value Portfolio             $   371,878              --              --

--------------------------------------------------------------------------------
Focused TechNet Portfolio**         $   397,365              --              --

--------------------------------------------------------------------------------
International Equity Portfolio      $   680,653     $   554,455     $   527,676

--------------------------------------------------------------------------------
----------------------
*        From date of inception of June 1, 1998.
**       From date of inception of May 22, 2000.

PERSONAL SECURITIES TRADING. The Fund and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of the Fund or SunAmerica; (2) any director or officer of the Underwriter who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter.


         The Advisers have each adopted a written Code of Ethics, and have represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica.

THE DISTRIBUTOR. The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with SunAmerica Capital Services, Inc. (the "Distributor"), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is The SunAmerica Center, 733 Third Avenue,

New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).


         SACS serves as Distributor of Class Z shares, with respect to the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, Focused Growth Portfolio, Focused TechNet Portfolio, Focused Growth and Income Portfolio and International Equity Portfolio and incurs the expenses of distributing the Portfolios' Class Z shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.


         The Distribution Agreement with respect to each Portfolio will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.


         The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Financial Service Corporation and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.


DISTRIBUTION PLANS. As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. There is no Distribution Plan in effect for Class Z shares. Reference is made to "Fund Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

         Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the

Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class II Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                         2000                                  1999                                    1998

------------------------------------------------------------------------------------------------------------------------------------
                    Class A      Class B     Class II*     Class A     Class B     Class  II*     Class A      Class B     Class II*
                    -------      -------     ---------     -------     -------     ----------     -------      -------     ---------

------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth
Portfolio        $  121,680   $  612,993   $  284,961   $   77,434   $  421,059   $  142,925   $   55,924   $  139,218   $  33,528

------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth
Portfolio        $  187,749   $  930,473   $  248,270   $  132,141   $  680,834   $  113,839   $   93,555   $  499,157   $  73,073

------------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth
Portfolio        $  532,245   $2,170,897   $  611,057   $  289,200   $1,142,751   $  177,291   $  175,991   $  660,563   $  86,457

------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value
Portfolio        $   57,231   $  310,656   $  149,172   $   51,738   $  319,565   $   85,348   $   47,457   $  182,997   $  34,082

------------------------------------------------------------------------------------------------------------------------------------
Value Portfolio  $  183,495   $  830,082   $  132,812   $  229,141   $1,057,857   $  142,408   $  251,405   $1,072,774   $ 143,031

------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value
Portfolio        $   54,523   $  217,503   $   95,423   $   54,357   $  246,745   $   67,918   $   51,869   $  202,927   $  42,055

------------------------------------------------------------------------------------------------------------------------------------
Focused Growth
Portfolio        $1,186,074   $5,527,594   $6,499,351   $  334,465   $1,443,431   $1,214,056   $   29,757** $  107,744** $  88,405**

------------------------------------------------------------------------------------------------------------------------------------
Focused Growth
and Income
Portfolio        $  188,783   $  730,278   $  508,875   $   52,419   $  237,408   $   63,787   $   58,296   $  106,640   $  13,933

------------------------------------------------------------------------------------------------------------------------------------
Focused Value
Portfolio        $   85,099   $  153,458   $  347,158           --           --           --           --           --          --

------------------------------------------------------------------------------------------------------------------------------------
Focused TechNet
Portfolio***     $  105,281   $  235,762   $  282,109           --           --           --           --           --          --

------------------------------------------------------------------------------------------------------------------------------------
International    $  130,871   $  555,736   $  181,751   $  100,842   $  474,505   $   95,731   $   90,504   $  474,411   $  63,753
Equity Portfolio

------------------------------------------------------------------------------------------------------------------------------------

----------
* Class II shares of all Portfolios except the Focused Growth Portfolio were previously designated as Class C until December 1, 1998.
**       From date of inception of June 1, 1998.
***      From date of inception of May 22, 2000.


         Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.


THE ADMINISTRATOR. The Fund has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.


         The Service Agreement will remain in effect for two years from the date of approval with respect to each Portfolio and from year to year thereafter provided its continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.


         Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges that would be paid by the Fund). No portion of such fee is paid or reimbursed by Class Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses. For the fiscal year ending October 31, 2000, the total amount paid to the Administrator by the Fund was $6,538,797. For further information regarding the Transfer Agent see the section entitled "Additional Information" below.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

         Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

         Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security, that it seeks to purchase or sell, or the price at which such security can be purchased or sold. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio.


         The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended October 31, 2000, 1999, and 1998.

                              BROKERAGE COMMISSIONS

                                      2000

-----------------------------------------------------------------------------------------------
                                                                                  Percentage of
                                                                                    Amount of
                                                                                  Transactions
                                                                 Percentage of      Involving
                                                                  Commissions      Payment of
                                  Aggregate    Amount Paid to       Paid to      Commissions to
                                  Brokerage      Affiliated       Affiliated       Affiliated
     PORTFOLIO                   Commissions   Broker-Dealers   Broker-Dealers   Broker-Dealers
                                 -----------   --------------   --------------   --------------

-----------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio       $  133,687              --            --              --

-----------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio         $  250,536      $    6,015          2.40%           1.53%

-----------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio       $  516,815              --            --              --

-----------------------------------------------------------------------------------------------
Large-Cap Value Portfolio        $  109,720              --            --              --

-----------------------------------------------------------------------------------------------
Value Portfolio                  $  310,306      $   60,799         19.59%          14.51%

-----------------------------------------------------------------------------------------------
Small-Cap Value Portfolio        $  240,793      $    8,528          3.54%           0.78%

-----------------------------------------------------------------------------------------------
Focused Growth Portfolio         $4,112,513      $1,289,891         31.37%           4.80%

-----------------------------------------------------------------------------------------------
Focused Growth and Income        $  245,958      $   18,153          7.38%           3.65%
Portfolio (previously known
as the Large-Cap Blend
Portfolio)

-----------------------------------------------------------------------------------------------
Focused Value Portfolio          $1,648,088      $  118,246          7.17%           9.31%

-----------------------------------------------------------------------------------------------
Focused TechNet Portfolio*       $   56,494              --            --              --

-----------------------------------------------------------------------------------------------
International Equity
Portfolio                        $  437,017      $    7,317          1.67%           6.51%

-----------------------------------------------------------------------------------------------
*From date of inception of May 22, 2000.

                                      1999

------------------------------------------------------------------------------------------------
                                                                                  Percentage of
                                                                                    Amount of
                                                                                  Transactions
                                                                 Percentage of      Involving
                                                                  Commissions      Payment of
                                  Aggregate    Amount Paid to       Paid to      Commissions to
                                  Brokerage      Affiliated       Affiliated   Affiliated-Broker-
     PORTFOLIO                   Commissions   Broker-Dealers   Broker-Dealers        Dealers
                                 -----------   --------------   --------------   --------------

------------------------------------------------------------------------------------------------
Large-Cap Growth
Portfolio                        $   95,625              --            --              --

------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio         $  260,747              --            --              --

------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio       $  371,184              --            --              --

------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio        $   62,910      $       36          0.06%           0.07%

------------------------------------------------------------------------------------------------
Value Portfolio                  $  554,672      $    5,100          0.92%           0.83%

------------------------------------------------------------------------------------------------
Small-Cap Value Portfolio        $  194,004              --            --              --

------------------------------------------------------------------------------------------------
Focused Growth Portfolio*        $  689,632      $    2,019          0.29%           0.29%

------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio
(previously known as the
Large-Cap Blend Portfolio        $  106,935              --            --              --

------------------------------------------------------------------------------------------------
Focused Value Portfolio                  --              --            --              --

------------------------------------------------------------------------------------------------
Focused TechNet Portfolio                --              --            --              --

------------------------------------------------------------------------------------------------
International Equity
Portfolio                        $  417,746      $   11,980          2.87%           1.71%

------------------------------------------------------------------------------------------------
*        From date of inception of June 1, 1998.

                                      1998

------------------------------------------------------------------------------------------------
                                                                                  Percentage of
                                                                                    Amount of
                                                                                  Transactions
                                                                 Percentage of      Involving
                                                                  Commissions      Payment of
                                  Aggregate    Amount Paid to       Paid to      Commissions to
                                  Brokerage      Affiliated       Affiliated   Affiliated-Broker-
     PORTFOLIO                   Commissions   Broker-Dealers   Broker-Dealers        Dealers
                                 -----------   --------------   --------------   --------------

------------------------------------------------------------------------------------------------
Large-Cap Growth
Portfolio                        $   32,602              --             --              --

------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio         $  193,828      $    9,497          4.90%           1.70%

------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio       $  289,798              --             --              --

------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio        $   46,791      $       54          0.10%           0.10%

------------------------------------------------------------------------------------------------
Value Portfolio                  $  443,420      $  165,995         37.40%          18.10%

------------------------------------------------------------------------------------------------
Small-Cap Value Portfolio        $  116,577              --             --              --

------------------------------------------------------------------------------------------------
Focused Growth Portfolio*        $  175,114      $   13,770          7.90%           2.10%

------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio
(previously known as the
Large-Cap Blend Portfolio        $   53,489      $    1,140          2.10%           0.70%

------------------------------------------------------------------------------------------------
International Equity
Portfolio                        $  776,510      $   24,201          3.10%           2.90%

------------------------------------------------------------------------------------------------
*        From date of inception of June 1, 1998.

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

         Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         Shareholders who have met the Portfolio's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House or by physical draft check. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

         Shares of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares), (ii) may be deferred (Class B shares, and purchases of Class A shares in excess of $1 million) or (iii) may contain elements of a sales charge that is both imposed at the time of purchase and deferred (Class II shares). Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their redesignation. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Portfolio shares.

         The following table sets forth the front-end sales concessions with respect to Class A shares of each Portfolio, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Portfolio, received by the Distributor for the fiscal years ended October 31, 2000, 1999, and 1998.

                                      2000

-------------------------------------------------------------------------------------------
                                          Amount       Amount
                                        Reallowed    Reallowed
                                            to        to Non-
                            Front-End   Affiliated   Affiliated   Contingent   Contingent
                              Sales      Broker-       Broker-     Deferred     Deferred
                           Concessions-  Dealers       Dealers   Sales Charge- Sales Charge-
         Portfolio           Class A     Class A       Class A     Class B       Class II
         Portfolio            Shares     Shares        Shares      Shares        Shares**

-------------------------------------------------------------------------------------------
Large-Cap Growth
Portfolio                  $  322,232   $  154,120   $  121,579   $  118,365   $   10,648

-------------------------------------------------------------------------------------------
Mid-Cap Growth
Portfolio                  $  304,533   $  164,367   $   92,430   $  144,584   $    8,398

-------------------------------------------------------------------------------------------
Multi-Cap Growth
Portfolio                  $1,530,781   $  853,222   $  451,536   $  254,562   $   31,193

-------------------------------------------------------------------------------------------
Large-Cap Value
Portfolio                  $  147,823   $   66,987   $   57,311   $  115,689   $    7,233

-------------------------------------------------------------------------------------------
Value Portfolio            $  226,376   $  107,024   $   85,360   $  326,284   $    4,775


-------------------------------------------------------------------------------------------
Small-Cap Value
Portfolio                  $  111,286   $   45,514   $   39,073   $   99,822   $    5,690

-------------------------------------------------------------------------------------------
Focused Growth Portfolio   $8,469,185   $2,379,036   $5,054,322   $1,017,230   $  319,233

-------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio
(previously known as
the Large-Cap Blend
Portfolio)                 $1,174,057   $  541,224   $  487,288   $  120,069   $   24,016


-------------------------------------------------------------------------------------------
Focused Value Portfolio    $  743,264   $  274,175   $  359,867   $   32,526   $   25,873

-------------------------------------------------------------------------------------------
Focused TechNet
Portfolio***               $3,596,404   $  891,882   $2,430,800   $   57,569   $   17,778


-------------------------------------------------------------------------------------------
International Equity
Portfolio                  $  211,706   $  115,896   $   60,338   $  120,560   $    9,126

-------------------------------------------------------------------------------------------

* Prior to December 1, 1998, only Focused Growth Portfolio's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Portfolios (then designated as Class C shares) carried no such charge.

** Previously designated as Class C shares other than for the Focused Growth Portfolio.

*** For the period from May 22, 2000 (commencement of offering of shares of Focused TechNet Portfolio).

------------------------------------------------------------------------
                        Front-End       Amount             Amount
                          Sales        Reallowed          Reallowed
                       Concessions-   to Affiliated    to Non-Affiliated
                         Class II    Broker-Dealers     Broker-Dealers
    Portfolio             Shares*    Class II Shares    Class II Shares

------------------------------------------------------------------------
Large-Cap Growth       $  151,626        $   53,704        $   97,922
Portfolio

------------------------------------------------------------------------
Mid-Cap Growth
Portfolio              $  147,052        $   57,498        $   89,554

------------------------------------------------------------------------
Multi-Cap Growth
Portfolio              $  942,502        $  211,880        $  730,622

------------------------------------------------------------------------
Large-Cap Value
Portfolio              $  106,222        $   36,018        $   70,204

------------------------------------------------------------------------
Value Portfolio        $   54,400        $   19,259        $   35,141

------------------------------------------------------------------------
Small-Cap Value
Portfolio              $   62,631        $   19,997        $   42,634

------------------------------------------------------------------------
Focused Growth
Portfolio              $6,169,053        $1,318,097        $4,850,956

------------------------------------------------------------------------
Focused Growth
and Income
Portfolio
(previously known
as the Large-Cap
Blend Portfolio)       $  500,228        $  262,875        $  237,353

------------------------------------------------------------------------
Focused Value
Portfolio              $  616,547        $  154,050        $  462,497

------------------------------------------------------------------------
Focused TechNet
Portfolio              $  794,686        $  225,256        $  569,430

------------------------------------------------------------------------
International Equity   $  109,270        $   57,721        $   51,549
Portfolio


------------------------------------------------------------------------

                                      1999


-----------------------------------------------------------------------------------------------------
                        Front-End        Amount
                          Sales        Reallowed     Amount Reallowed   Contingent        Contingent
                       Concessions-   to Affiliated  to Non-Affiliated Deferred Sales      Deferred
                         Class A     Broker-Dealers   Broker-Dealers       Charge-       Sales Charge-
  Portfolio              Shares      Class A Shares   Class A Shares   Class B Shares  Class II Shares**
-----------------------------------------------------------------------------------------------------
Large-Cap Growth
Portfolio              $  352,678      $  185,923      $  114,752      $  100,616      $    5,744
-----------------------------------------------------------------------------------------------------
Mid-Cap Growth
Portfolio              $  235,325      $  121,020      $   78,503      $  184,653      $    5,412
-----------------------------------------------------------------------------------------------------
Multi-Cap Growth
Portfolio              $  790,791      $  414,832      $  265,913      $  251,688      $    7,355
-----------------------------------------------------------------------------------------------------
Large-Cap Value
Portfolio              $  167,072      $   64,666      $   76,475      $  111,113      $    7,864
-----------------------------------------------------------------------------------------------------
Value Portfolio        $  336,497      $  197,732      $   89,839      $  436,047      $    8,419
-----------------------------------------------------------------------------------------------------
Small-Cap Value
Portfolio              $  153,347      $   61,804      $   69,318      $  117,463      $    4,415
-----------------------------------------------------------------------------------------------------
Focused Growth
Portfolio              $4,320,016      $1,424,165      $2,317,951      $  257,008      $   83,161
-----------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio
(previously known as
the Large-Cap Blend
Portfolio)             $  854,672      $  350,064      $  392,985      $   57,901      $    2,060
-----------------------------------------------------------------------------------------------------
Focused Value
Portfolio                      --              --              --              --              --
-----------------------------------------------------------------------------------------------------
Focused TechNet
Portfolio                      --              --              --              --              --
-----------------------------------------------------------------------------------------------------
International Equity
Portfolio              $  189,597      $   99,868      $   60,337      $  200,374      $    3,583
-----------------------------------------------------------------------------------------------------

* Prior to December 1, 1998, only Focused Growth Portfolio's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Portfolios (then designated as Class C shares) carried no such charge.

** Previously designated as Class C shares other than for the Focused Growth Portfolio.

------------------------------------------------------------------------
                        Front-End       Amount             Amount
                          Sales        Reallowed          Reallowed
                       Concessions-   to Affiliated    to Non-Affiliated
                         Class II    Broker-Dealers     Broker-Dealers
    Portfolio             Shares*    Class II Shares    Class II Shares
------------------------------------------------------------------------
Large-Cap
Growth Portfolio       $  125,657      $   59,637         $   66,020
------------------------------------------------------------------------
Mid-Cap Growth
Portfolio              $   51,885      $   23,130         $   28,755
------------------------------------------------------------------------
Multi-Cap Growth
Portfolio              $  121,470      $   60,242         $   61,228
------------------------------------------------------------------------
Large-Cap Value
Portfolio              $   73,656      $   29,484         $   44,172
------------------------------------------------------------------------
Value Portfolio        $   46,521      $   20,504         $   26,017
------------------------------------------------------------------------
Small-Cap Value
Portfolio              $   37,989      $   17,089         $   20,900
------------------------------------------------------------------------
Focused Growth
Portfolio              $2,363,391      $  413,746         $1,949,645
------------------------------------------------------------------------
Focused Growth
and Income
Portfolio
(previously known
as the Large-Cap
Blend Portfolio)       $  133,119      $  104,107         $   29,012
------------------------------------------------------------------------
Focused Value
Portfolio                      --              --                 --
------------------------------------------------------------------------
Focused TechNet
Portfolio                      --              --                 --
------------------------------------------------------------------------
International          $   49,633      $   22,939         $   26,694
Equity Portfolio
------------------------------------------------------------------------

                                      1998

--------------------------------------------------------------------------------------------------------------
                                                                     Amount
                                      Front-End       Amount        Reallowed                      Contingent
                         Front-End      Sales        Reallowed         to           Contingent       Deferred
                           Sales     Concessions-  to Affiliated  Non-Affiliated  Deferred Sales  Sales Charge-
                       Concessions-    Class II   Broker-Dealers  Broker-Dealers      Charge-        Class II
  Portfolio           Class a Shares   Shares*    Class A Shares  Class A Shares  Class B Shares     Shares**

--------------------------------------------------------------------------------------------------------------
Large-Cap Growth
Portfolio              $  490,037             --     $  146,344     $  277,561     $   44,805     $    3,460

--------------------------------------------------------------------------------------------------------------
Mid-Cap Growth
Portfolio              $  642,963             --     $  192,696     $  358,628     $  117,430     $    5,824

--------------------------------------------------------------------------------------------------------------
Multi-Cap Growth
Portfolio              $  781,470             --     $  327,106     $  350,450     $  175,664     $    6,360

--------------------------------------------------------------------------------------------------------------
Large-Cap Value
Portfolio              $  592,150             --     $  148,306     $  378,394     $   42,369     $    3,839

--------------------------------------------------------------------------------------------------------------
Value Portfolio        $2,704,806             --     $  641,893     $1,340,011     $  236,910     $   11,291

--------------------------------------------------------------------------------------------------------------
Small-Cap Value
Portfolio              $  834,323             --     $  192,150     $  534,751     $   68,098     $    6,021

--------------------------------------------------------------------------------------------------------------
Focused Growth
Portfolio***           $1,250,948     $  513,213     $  191,346     $  884,979     $   10,686     $    7,401

--------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio
(previously known as
the Large-Cap Blend
Portfolio)             $  426,981             --     $  117,550     $  254,379     $   41,902     $    1,995

--------------------------------------------------------------------------------------------------------------
International
Equity Portfolio       $  341,296             --     $  145,456     $  150,191     $  128,111     $    6,227

--------------------------------------------------------------------------------------------------------------

* Prior to December 1, 1998, only Focused Growth Portfolio's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Portfolios (then designated as Class C shares) carried no such charge.

** Previously designated as Class C shares other than for the Focused Growth Portfolio.

*** For the period from June 1, 1998 (commencement of offering of shares of Focused Growth Portfolio).


                                      B-71-

--------------------------------------------------------------------------------
                                Affiliated Broker       Non-Affiliated Broker
                                    Dealers                    Dealers
                                   Class II                   Class II
--------------------------------------------------------------------------------
Focused Growth
Portfolio                          $  48,486                 $ 464,727
--------------------------------------------------------------------------------



CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES. Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

          Years after purchase                   CDSC on shares being sold

          1st or 2nd year                        4.00%

          3rd or 4th year                        3.00%

          5th year                               2.00%

          6th year                               1.00%

          7th year and thereafter                None


Any Class B shares purchased on/after December 6, 2000 (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. As discussed under "Shareholder Account Information" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

         DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares or Class II shares are not redeemed within one year of the death, they will remain Class B shares or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

         DISABILITY. A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.


         Distributions or Loans. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

         Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Portfolio through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (the "NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.


PURCHASE BY CHECK. Checks should be made payable to the specific Portfolio or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Portfolio account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Portfolio may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire federal funds to the Fund's
                                    Transfer Agent. Federal funds purchase
                                    orders will be accepted only on a day on which the Fund and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (212) 551-5585.

2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

3.       Instruct the bank to wire the specified amount to the Transfer Agent:
State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class __] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMF) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or
(d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.


REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

         COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:

1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code);

4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

6.       group purchases as described below.

         A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

         RIGHTS OF ACCUMULATION. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

         LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written "Letter of Intent" establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

         The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

         REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

         Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

         Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Portfolio shares.

         If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Portfolios, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

         Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Mutual Funds that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at
(800) 858-8850.

         If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

         A shareholder who acquires Class B or Class II shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A. A shareholder's CDSC schedule will not change if such shareholder exchanges Class C or Class II shares purchased prior to December 1, 1998 for Class II shares (which currently have a longer CDSC schedule).

         Because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

         In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

         The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

         Stocks are valued based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

         A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

         Each Portfolio may advertise performance data that reflects various measures of total return and each Portfolio may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

         A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

         Average annual total return is determined separately for Class A, Class B, Class II and Class Z shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                         n
                                 P(1 + T)  = ERV

              P = a hypothetical initial purchase payment of $1,000

              T = average annual total return

              N = number of years

              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

         The above formula assumes that:

                  (a) The maximum sales load (i.e., either the front-end sales load in the case of the Class A or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

                  (b) All dividends and distributions are reinvested at net asset value; and

                  (c) Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

         Each Portfolios' average annual total return for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended October 31, 2000 is as follows:

--------------------------------------------------------------------------------
                                      Since         One         Five       Ten
Class A Shares                      Inception       Year        Years     Years
--------------                      ---------       ----        -----     -----


--------------------------------------------------------------------------------
Large-Cap Growth Portfolio(1)         15.04%         4.98%        --        --

--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio(3)           18.37%        28.33%        --        --

--------------------------------------------------------------------------------
Multi-Cap Growth Portfolio(3)         27.82%        25.13%        --        --

--------------------------------------------------------------------------------
Large-Cap Value Portfolio(1)           6.74%         7.78%        --        --

--------------------------------------------------------------------------------
Value Portfolio(3)                    10.01%         4.37%        --        --

--------------------------------------------------------------------------------
Small-Cap Value Portfolio(1)           1.66%        12.21%        --        --

--------------------------------------------------------------------------------
Focused Growth Portfolio(2)           22.52%         5.78%        --        --

--------------------------------------------------------------------------------
Focused Growth and Income
Portfolio (previously known as
the Large-Cap Blend
Portfolio)(1)                         15.98%        12.98%        --        --

--------------------------------------------------------------------------------
Focused Value Portfolio               10.73%        22.60%        --        --

--------------------------------------------------------------------------------
Focused TechNet Portfolio                 --            --        --        --

--------------------------------------------------------------------------------
International Equity Portfolio(3)      2.76%         (4.56)%      --        --


--------------------------------------------------------------------------------
(1) From date of inception of October 15, 1997.
(2) From date of inception of June 1, 1998.
(3) From date of inception of November 19, 1996.

--------------------------------------------------------------------------------
                                      Since         One         Five       Ten
Class B Shares                      Inception       Year        Years     Years
--------------                      ---------       ----        -----     -----


--------------------------------------------------------------------------------
Large-Cap Growth Portfolio(1)         15.77%         6.63%        --        --

--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio(3)           18.93%        31.35%        --        --

--------------------------------------------------------------------------------
Multi-Cap Growth Portfolio(3)         28.53%        27.95%        --        --

--------------------------------------------------------------------------------
Large-Cap Value Portfolio(1)           7.26%         9.52%        --        --

--------------------------------------------------------------------------------
Value Portfolio(3)                    10.40%         6.00%        --        --

--------------------------------------------------------------------------------
Small-Cap Value Portfolio(1)           2.96%        14.28%        --        --

--------------------------------------------------------------------------------
Focused Growth Portfolio(2)           23.81%         7.45%        --        --

--------------------------------------------------------------------------------
Focused Growth and Income
Portfolio (previously known as
the Large-Cap Blend
Portfolio)(1)                         16.76%        15.03%        --        --

--------------------------------------------------------------------------------
Focused Value Portfolio               11.93%        25.28%        --        --

--------------------------------------------------------------------------------
Focused TechNet Portfolio                 --            --        --        --

--------------------------------------------------------------------------------
International Equity Portfolio(3)      2.94%         (3.36)%      --        --


--------------------------------------------------------------------------------
(1) From date of inception of October 15, 1997.
(2) From date of inception of June 1, 1998.
(3) From date of inception of November 19, 1996.



--------------------------------------------------------------------------------
                                      Since         One         Five       Ten
Class II Shares                     Inception       Year        Years     Years
---------------                     ---------       ----        -----     -----

--------------------------------------------------------------------------------
Large-Cap Growth Portfolio(2)         16.11%         8.59%        --        --

--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio              22.34%        32.95%        --        --

--------------------------------------------------------------------------------
Multi-Cap Growth Portfolio            28.76%        29.69%        --        --

--------------------------------------------------------------------------------
Large-Cap Value Portfolio(2)           7.77%        11.46%        --        --

--------------------------------------------------------------------------------
Value Portfolio                        9.11%         7.83%        --        --

--------------------------------------------------------------------------------
Small-Cap Value Portfolio(2)           2.64%        16.09%        --        --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Focused Growth Portfolio(3)           24.21%         9.34%        --        --

--------------------------------------------------------------------------------
Focused Growth and Income
Portfolio (previously known as
the Large-Cap Blend Portfolio)(2)     16.85%        17.07%        --        --

--------------------------------------------------------------------------------
Focused Value Portfolio               12.69%        26.99%        --        --

--------------------------------------------------------------------------------
Focused TechNet Portfolio                 --            --        --        --

--------------------------------------------------------------------------------
International Equity Portfolio         3.44%         (1.36)%      --        --

--------------------------------------------------------------------------------

(1) Previously designated as Class C shares other than for the Focused Growth Portfolio.
(2) From date of inception of October 15, 1997.
(3) From date of inception of June 1, 1998.


         Each Portfolio may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

COMPARISONS

         Each Portfolio may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Portfolio. The following references may be used:

                  a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

                  b) Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

                  c) Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

                  d) The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

                  e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

                  f) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

                  g) CDA Mutual Fund Report, published by CDA Investment Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

                  h) Mutual Fund Source Book, Principia and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

                  i) Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

                  j) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

                  k) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

                  l) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

                  m) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

                  n) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

                  o) Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. --Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

                  p) Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

                  q) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

                  r) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

                  s) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

                  t) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

                  u) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

                                 Australian Dollars        Netherlands Guilders
                                 Canadian Dollars     Swiss Francs
                                 European Currency Units   UK Pound Sterling
                                 French Francs             U.S. Dollars
                                 Japanese Yen              German Deutsche Marks

                  v) J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the United States.

                  w) Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

                  x) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

                  y) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

                  z) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

                  aa) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

                  bb) Russell 2000 and 3000 Indices -- represents the top 2,000 and the top 3,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

                  cc) Russell Midcap Growth Index -- contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.


                  dd) Russell 1000 Index -- measures the performance of the 1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion.

                  ee) Russell Mid-Cap Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index has an approximate market capitalization of $13 billion.

                  ff) Russell 2000 Growth Index -- measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

                  gg) NASDAQ Composite Index -- is a market value weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.

                  hh) Russell 3000 Growth Index -- measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

                  ii) Lehman Brothers Aggregate Bond Index -- represents securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

                  jj) Lehman Brothers Intermediate Government Index -- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government in the intermediate maturity range.

                  kk) Russell 1000 Value Index -- measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                  ll) Wilshire Large Cap Value Index -- measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.


         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its figures. Specifically, a Portfolio may compare its performance to that of certain indices that include securities with government guarantees. However, a Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that a Portfolio will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net capital gains from the sale of assets held for more than 12 months in excess of any net short-term capital losses. The current policy of each Portfolio other than the Focused Growth and Income Portfolio, is to pay investment income dividends, if any, at least annually. Focused Growth and Income Portfolio's current policy is to pay investment income dividends, if any, on a quarterly basis. Each Portfolio intends to pay net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

         Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

TAXES. Each Portfolio intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of stock or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).


         As a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its income and capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.


         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and
(3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such year. Additionally, a distribution will be treated as paid on December 31 of a calender year if it is declared by a Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month and paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

         Distributions of net investment income and short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each fiscal year. It is not anticipated that the dividends paid by the International Equity Portfolio will be eligible for the dividends-received deduction. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than 12 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. A further reduction in the capital gains tax rate may be available with respect to shares of a Portfolio acquired after December 31, 2000 and held for more than five years. Any such loss will be treated as long-term capital loss if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

         Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain circumstances (such as the exercise of an exchange privilege), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. Only the International Equity Portfolio is anticipated to qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Portfolio. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include their proportionate share of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts, foreign currency gains or losses from futures contracts that are not "regulated futures contracts" and from unlisted non-equity options, gains or losses from sale of currencies or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition generally also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made in the same taxable year may be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Portfolio shares. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options generally constitute short-term capital gains or losses. When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

         A substantial portion of each Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle consisting of a listed option, futures contract, or option on a futures contract and of U.S. Government securities would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

         Code Section 1259 requires the recognition of gain (but not loss) if a Portfolio makes a "constructive sale" of an appreciated financial position (e.g., stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

         Each Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.


         A Portfolio may be required to backup withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).

         Each of the Large-Cap Growth Portfolio, Multi-Cap Growth Portfolio and International Equity Portfolio may, from time to time, invest in "passive foreign investment companies" (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Any gains resulting from such elections will be treated as ordinary income. No loss will be recognized on PFIC stock. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.


         Each of the Focused Growth and Income and Value Portfolios may invest in real estate investment trusts ("REITs") that hold residual interests in REMICs. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the

Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.


         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

         Shares of each Portfolio are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the federal income tax laws for each plan and does not purport to be complete. Further information or an application to invest in shares of a Portfolio by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.

PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of a Portfolio may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

TAX-SHELTERED CUSTODIAL ACCOUNTS. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to purchase shares of a Portfolio and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA). Section 408 of the Code permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. Section 408A of the Code treats Roth IRAs as IRAs subject to certain special rules applicable thereto. IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount if any, entitled to be contributed on a deductible basis, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP). This plan was introduced by a provision of the Tax Reform Act of 1986 as a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck before tax deductions and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE IRA"). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions on earnings until they are withdrawn.

ROTH IRA. This plan, introduced by Section 302 of the Taxpayer Relief Act of 1997, generally permits individuals with adjusted gross income of up to $95,000, and married couples with joint adjusted gross income of up to $150,000, to contribute to a "Roth IRA." Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATION IRA. Established by the Taxpayer Relief Act of 1997, under Section 530 of the Code, this plan permits individuals to contribute to an IRA on behalf of any child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

         Ownership of the Fund is represented by shares of common stock. The total number of shares that the Fund has authority to issue is one billion (1,000,000,000) shares of common stock

(par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00).


         Currently, eleven Portfolios of shares of the Fund have been authorized pursuant to the Fund's Articles of Incorporation ("Articles"): the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Multi-Cap Growth Portfolio, the Large-Cap Value Portfolio, the Value Portfolio, the Small-Cap Value Portfolio, the Focused Growth Portfolio, the Focused TechNet Portfolio, the Focused Growth and Income Portfolio, the Focused Value Portfolio and the International Equity Portfolio. The Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Focused Growth and Income Portfolio and the Focused Value Portfolio are divided into three classes of shares, designated as Class A, Class B and Class II. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, Focused Growth Portfolio, Focused TechNet Portfolio and International Equity Portfolio are divided into four classes of shares, designated as Class A, Class B, Class II and Class Z. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund's present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Portfolio of the Fund's shares represents the interests of the shareholders of that Portfolio in a particular portfolio of Fund assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.


         Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

         The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee,
(iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B Shares, (v) Class II shares are subject to an initial sales charge, a distribution fee, an ongoing account maintenance and service fee and a CDSC, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (vii) Class Z shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (viii) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

         The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Fund's By-laws and be permitted by law. The duration of the Fund shall be perpetual.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE

         The following is the offering price calculation for each Class of shares of the Portfolios. The Class A, Class B, Class II and Class Z calculations are based on the value of each Portfolio's net assets and number of shares outstanding on October 31, 2000.



--------------------------------------------------------------------------------------------------------------------------
                                    Large-Cap Growth Portfolio                            Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------------------------------------------------
                           Class A          Class B          Class II +       Class A          Class B          Class II +
                           -------          -------          --------         -------          -------          --------
--------------------------------------------------------------------------------------------------------------------------
Net Assets .........   $   35,549,151   $   59,530,728   $   32,547,952   $   59,348,427   $   98,089,263   $   32,659,477
--------------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding ........        1,801,215        3,079,515        1,683,552        2,686,036        4,566,507        1,518,824
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets
divided by number of
shares) ............   $        19.74   $        19.33   $       19.33    $        22.10   $        21.48   $        21.50
--------------------------------------------------------------------------------------------------------------------------
Sales charge for
Class A Shares:
5.75% of offering
price (6.10% of net
asset value per
share)* ............   $         1.20               --              --    $         1.35               --               --
--------------------------------------------------------------------------------------------------------------------------
Sales charge for
Class II Shares:
1.00% of offering
price (1.01% of net
asset value per
share)*                            --               --   $         0.20               --               --   $         0.22
--------------------------------------------------------------------------------------------------------------------------
Offering Price .....   $        20.94   $        19.33   $        19.53   $        23.45   $        21.48   $        21.72
--------------------------------------------------------------------------------------------------------------------------

         -----------------------
         * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
         ** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
         + Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-----------------------------------------------------------------------------
                       Multi-Cap Growth Portfolio
-----------------------------------------------------------------------------
                       Class A        Class B       Class II+     Class Z
                       -------        -------       ---------     -------
-----------------------------------------------------------------------------
Net Assets ........  $162,800,868   $217,962,553   $71,127,185   $3,238,934
-----------------------------------------------------------------------------
Number of Shares
Outstanding .......     5,219,071      7,190,651     2,347,025      102,134
-----------------------------------------------------------------------------
Net Asset Value
Per Share (net assets
divided by number
of shares) ........        $31.19         $30.31        $30.31       $31.71
-----------------------------------------------------------------------------
Sales charge for
Class A Shares:
5.75% of offering
price (6.10% of net
asset value per
share)* ...........         $1.90             --            --           --
-----------------------------------------------------------------------------
Sales charge for
Class II Shares:
1.00% of offering
price (1.01% of net
asset value per
share)*                        --             --         $0.31           --
-----------------------------------------------------------------------------
Offering Price ....        $33.09         $30.31        $30.62       $31.71
-----------------------------------------------------------------------------

-----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

---------------------------------------------------------------------------------------
                                               Large-Cap Value Portfolio
---------------------------------------------------------------------------------------
                              Class A          Class B          Class II+     Class Z
                              -------          -------          ---------     -------
---------------------------------------------------------------------------------------
Net Assets ...........      $19,500,092      $34,140,236      $19,717,077      $897,326
---------------------------------------------------------------------------------------
Number of Shares
Outstanding ..........        1,242,400        2,219,186        1,280,817        56,299
---------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets
divided by number of
shares) ..............           $15.70           $15.38           $15.39        $15.94
---------------------------------------------------------------------------------------
Sales charge for Class
A Shares: 5.75% of
offering price (6.10%
of net asset value per
share)* ..............            $0.96               --               --            --
---------------------------------------------------------------------------------------
Sales charge for Class
II Shares: 1.00% of
offering price (1.01%
of net asset value per
share)*                              --               --            $0.16            --
---------------------------------------------------------------------------------------
Offering Price .......           $16.66           $15.38           $15.55        $15.94
---------------------------------------------------------------------------------------

         -----------------------
         * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
         ** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
         + Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

----------------------------------------------------------------------------------------
                                                    Value Portfolio
----------------------------------------------------------------------------------------
                              Class A          Class B         Class II+      Class Z
                              -------          -------         ---------      -------
----------------------------------------------------------------------------------------
Net Assets ...........      $52,062,408      $79,261,045      $14,651,727      $353,289
----------------------------------------------------------------------------------------
Number of Shares
Outstanding ..........        2,930,201        4,578,642          846,679        19,601
----------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets
divided by number of
shares) ..............           $17.77           $17.31           $17.30        $18.02
----------------------------------------------------------------------------------------
Sales charge for Class
A Shares: 5.75% of
offering price (6.10%
of net asset value per
share)* ..............            $1.08               --               --            --
----------------------------------------------------------------------------------------
Sales charge for Class
II Shares: 1.00% of
offering price (1.01%
of net asset value per
share)*                              --               --            $0.17            --
----------------------------------------------------------------------------------------
Offering Price .......           $18.85           $17.31           $17.47        $18.02
----------------------------------------------------------------------------------------

-----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

------------------------------------------------------------------------------------------
                                                Small-Cap Value Portfolio
------------------------------------------------------------------------------------------
                                Class A          Class B         Class II+       Class Z
                                -------          -------         ---------       -------
------------------------------------------------------------------------------------------
Net Assets ..............      $17,188,290      $22,592,534      $12,195,323      $406,331
------------------------------------------------------------------------------------------
Number of Shares
Outstanding .............        1,234,469        1,655,320          893,098        28,793
------------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets
divided by number of
shares) .................           $13.92           $13.65           $13.66        $14.11
------------------------------------------------------------------------------------------
Sales charge for Class
A Shares: 5.75% of
offering price (6.10% of
net asset value per
share)* .................            $0.85               --               --            --
------------------------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of
offering price (1.01% of
net asset value per
share)*                                 --               --            $0.14            --
------------------------------------------------------------------------------------------
Offering Price ..........           $14.77           $13.65           $13.80        $14.11
------------------------------------------------------------------------------------------

         -----------------------
         * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
         ** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
         + Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

------------------------------------------------------------------------------------------------
                                                 Focused Growth Portfolio
------------------------------------------------------------------------------------------------
                                 Class A           Class B          Class II+      Class Z++
                                 -------           -------          ---------      ---------
------------------------------------------------------------------------------------------------
Net Assets ..............      $401,754,056      $641,205,379      $793,145,915      $12,522,650
------------------------------------------------------------------------------------------------
Number of Shares ........        18,698,434        30,327,230        37,516,066          579,257
Outstanding
------------------------------------------------------------------------------------------------
Net Asset Value Per .....            $21.49            $21.14            $21.14           $21.62
Share (net assets
divided by number of
shares)
------------------------------------------------------------------------------------------------
Sales charge for Class
A Shares: 5.75% of
offering price (6.10% of
net asset value per
share)* .................             $1.31                --                --            --
------------------------------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of
offering price (1.01% of
net asset value per
share)*                                  --                --             $0.21            --
------------------------------------------------------------------------------------------------
Offering Price ..........            $22.80            $21.14            $21.35          $21.62
------------------------------------------------------------------------------------------------

         -----------------------
         * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
         ** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
         + Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.
         ++ Class Z shares with respect to the Focused Growth Portfolio commenced offering on April 1, 1999.

------------------------------------------------------------------------------------------------------------------------------------
                                                  Focused Technet Portfolio               Focused Growth and Income Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                               Class A       Class B       Class II     Class Z     Class A       Class B      Class II+    Class Z
                             -----------   -----------   -----------   --------   -----------   -----------   -----------   --------

------------------------------------------------------------------------------------------------------------------------------------
Net Assets ...............   $89,371,313   $70,072,716   $86,105,430   $562,964   $62,163,718   $83,480,301   $69,825,669   $147,997

------------------------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding ..............     5,758,238     4,530,396     5,564,311     36,259     3,185,285     4,365,183     3,653,711      7,584

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets
divided by number of
shares) ..................   $     15.52   $     15.47   $     15.47   $  15.53   $     19.52   $     19.12   $     19.11   $  19.51

------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class
A Shares: 5.75% of
offering price (6.10% of
net asset value per
share)* ..................   $      0.95            --            --         --   $      1.19            --            --         --
------------------------------------------------------------------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of
offering
price (1.01% of
net asset value per
share)* ..................            --            --   $      0.16         --            --            --   $      0.19         --

------------------------------------------------------------------------------------------------------------------------------------
Offering Price ...........   $     16.47   $     15.47   $     15.63   $  15.53   $     20.71   $     19.12   $     19.30   $  19.51

------------------------------------------------------------------------------------------------------------------------------------

-------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-----------------------------------------------------------------------------
                                         Focused Value Portfolio

-----------------------------------------------------------------------------
                                 Class A          Class B          Class II
                                 -------          -------          --------

-----------------------------------------------------------------------------
Net Assets ...............      $40,754,521      $33,417,752      $73,483,677

-----------------------------------------------------------------------------
Number of Shares
Outstanding ..............        2,506,673        2,067,767        4,547,354

-----------------------------------------------------------------------------
Net Asset Value Per
Share (net assets
divided by number of
shares) ..................           $16.26           $16.16           $16.16

-----------------------------------------------------------------------------
Sales charge for Class
A Shares: 5.75% of
offering price (6.10% of
net asset value per
share)* ..................            $0.99               --               --

-----------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of
offering price (1.01% of
net asset value per
share)* ..................               --               --            $0.16

-----------------------------------------------------------------------------
Offering Price ...........           $17.25           $16.16           $16.32

-----------------------------------------------------------------------------

-------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

------------------------------------------------------------------------------------------
                                             International Equity Portfolio
------------------------------------------------------------------------------------------
                                Class A          Class B         Class II+       Class Z
                                -------          -------         ---------       -------
------------------------------------------------------------------------------------------
Net Assets ..............      $49,085,256      $48,901,181      $20,367,122      $333,113
------------------------------------------------------------------------------------------
Number of Shares
Outstanding .............        3,398,272        3,474,334        1,446,942        22,698
------------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets
divided by number of
shares) .................           $14.44           $14.07           $14.08        $14.68
------------------------------------------------------------------------------------------
Sales charge for Class
A Shares: 5.75% of
offering price (6.10% of
net asset value per
share)* .................            $0.88               --               --            --
------------------------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of
offering price (1.01% of
net asset value per
share)*                                 --               --            $0.14            --
------------------------------------------------------------------------------------------
Offering Price ..........           $15.32           $14.07           $14.22        $14.68
------------------------------------------------------------------------------------------

         -----------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

REPORTS TO SHAREHOLDERS. The Fund sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.


CUSTODIAN AND TRANSFER AGENCY. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State Street by National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Fund's independent accountants and in that capacity examines the annual financial statements of the Fund. The firm of Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174, serves as legal counsel to the Fund.


                              FINANCIAL STATEMENTS

         The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2000 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 858-8850 or writing the Fund at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

         Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   Appendix-1

         Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

         --  Leading market positions in well established industries
         --  High rates of return on funds employed
         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection
         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation
         -- Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while

                                   Appendix-2
sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

                                   Appendix-3

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                  Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet

                                   Appendix-4
                  timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI The rating CI is reserved for income bonds on which no interest is being paid.

         D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-

                                   Appendix-5
worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   Appendix-6